As filed with the Securities and Exchange Commission on March 10, 2022

Securities Act File No. [ ]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

HARBOR ETF TRUST

(Exact Name of Registrant as Specified in Charter)

111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606

(Address of Principal Executive Offices)

(312) 443-4400

(Registrant’s Telephone Number, including Area Code)

CHARLES F. MCCAIN, ESQ. Harbor ETF Trust 111 South Wacker Drive – 34th Floor Chicago, Illinois 60606	CHRISTOPHER P. HARVEY, ESQ. Dechert LLP One International Place – 40th Floor 100 Oliver Street Boston, Massachusetts 02110
(Name and address of Agents for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement

It is proposed that this filing will become on effective on April 10, 2022, pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Title of Securities Being Registered: Shares of the Harbor Dividend Growth Leaders ETF

THE ADVISORS’ INNER CIRCLE FUND II

Westfield Capital Dividend Growth Fund

One Freedom Valley Drive

Oaks, PA 19456

1-800-932-7781

Combined Proxy Statement/Prospectus

[April 10], 2022

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of Westfield Capital Dividend Growth Fund (the “Target Fund”), a series of The Advisors’ Inner Circle Fund II (the “Target Fund Trust”), we are pleased to invite you to a special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”) of the Target Fund. The Special Meeting is scheduled to be held on May 16, 2022 at 11:00 a.m. Eastern time. Due to the public health impact of the coronavirus pandemic (“COVID-19”), the Special Meeting will be conducted in virtual conference call format only. Shareholders will be able to listen, vote, and submit questions from their home or any location with internet connectivity.

At the Special Meeting, as a shareholder of the Target Fund, you will be asked to consider and vote on the following proposals:

(1)

To approve an Agreement and Plan of Reorganization providing for: (i) acquisition by Harbor ETF Trust (the “Acquiring Fund Trust”), on behalf of its new series, Harbor Dividend Growth Leaders ETF (the “Acquiring Fund”), of all of the property and other assets of the Target Fund, in exchange solely for shares of beneficial interest, no par value, of the Acquiring Fund; (ii) the assumption by Acquiring Fund Trust, on behalf of the Acquiring Fund, of the existing liabilities of the Target Fund reflected in the Target Fund’s statement of assets and liabilities and the assumption by Harbor Capital Advisors, Inc. (“Harbor Capital”) of any liabilities of the Target Fund not stated in the Target Fund’s statement of assets and liabilities (subject to such limitations as are included in the Agreement and Plan of Reorganization); (iii) the distribution of (a) the shares of the Acquiring Fund to the shareholders of the Target Fund according to their respective interests and (b) cash to the shareholders of the Target Fund in lieu of fractional shares of the Acquiring Fund, in complete liquidation of the Target Fund; and (iv) the termination of the Target Fund as a series of the Target Fund Trust as soon as practicable after the distribution (the “Reorganization”); and

(2)	To transact such other business as may properly come before the Special Meeting.

If shareholders of the Target Fund approve the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund and will therefore become shareholders of an exchange-traded fund (“ETF”) rather than a mutual fund. The Acquiring Fund is managed by Harbor Capital and subadvised by Westfield Capital Management Company, L.P. (“Westfield”), the current investment adviser to the Target Fund.

Formal notice of the Special Meeting appears on the next page, followed by a combined proxy statement and prospectus (the “Proxy Statement/Prospectus”). The Reorganization is discussed in detail in the enclosed Proxy Statement/Prospectus, which you should read carefully.

The Board recommends that you vote “FOR” the Reorganization.

Your vote is important, regardless of the number of shares of the Target Fund you own. Whether or not you expect to attend the Special Meeting virtually, please read the Proxy Statement/Prospectus and cast your vote

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promptly. You may cast your vote by completing, signing and returning the enclosed proxy card by mail in the postage-paid envelope provided or by following the instructions on the proxy card for voting your proxy on the Internet or by touch-tone telephone. If you vote by mail, please sign and return all of the proxy cards included in this package.

If the Reorganization is approved, shareholders will need brokerage accounts with the ability to transact in ETF shares in order to receive shares in connection with the Reorganization. The “Important Notice About Your Target Fund Account – Questions and Answers” section of the Proxy Statement/Prospectus includes a description of required actions for shareholders who hold shares of the Target Fund in accounts that cannot hold ETF shares and should be read carefully.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Michael Beattie

Michael Beattie

President

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THE ADVISORS’ INNER CIRCLE FUND II

WESTFIELD CAPITAL DIVIDEND GROWTH FUND

ONE FREEDOM VALLEY DRIVE

OAKS, PA 19456

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 16, 2022

NOTICE IS HEREBY GIVEN THAT a special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”) of the Westfield Capital Dividend Growth Fund (the “Target Fund”), a series of The Advisors’ Inner Circle Fund II (the “Target Fund Trust”), is scheduled to be held virtually via conference call on May 16, 2022 at 11:00 a.m. Eastern time to consider and vote on the following proposals:

(1)

To approve an Agreement and Plan of Reorganization providing for: (i) acquisition by Harbor ETF Trust (the “Acquiring Fund Trust”), on behalf of its new series, Harbor Dividend Growth Leaders ETF (the “Acquiring Fund”), of all of the property and other assets of the Target Fund, in exchange solely for shares of beneficial interest, no par value, of the Acquiring Fund; (ii) the assumption by Acquiring Fund Trust, on behalf of the Acquiring Fund, of the existing liabilities of the Target Fund reflected in the Target Fund’s statement of assets and liabilities and the assumption by Harbor Capital Advisors, Inc. of any liabilities of the Target Fund not stated in the Target Fund’s statement of assets and liabilities (subject to such limitations as are included in the Agreement and Plan of Reorganization); (iii) the distribution of (a) the shares of the Acquiring Fund to the shareholders of the Target Fund according to their respective interests and (b) cash to the shareholders of the Target Fund in lieu of fractional shares of the Acquiring Fund, in complete liquidation of the Target Fund; and (iv) the termination of the Target Fund as a series of the Target Fund Trust as soon as practicable after the distribution (the “Reorganization”); and

(2)	To transact such other business as may properly come before the Special Meeting.

Please read the enclosed combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) carefully for information concerning the Reorganization to be placed before the Special Meeting.

The Board of Trustees of the Target Fund recommends that you vote “FOR” the Reorganization.

Shareholders of record as of the close of business on March 15, 2022 are entitled to notice of, and to attend, the Special Meeting via conference call. Your attention is called to the accompanying Proxy Statement/Prospectus. If you wish to attend the Special Meeting via conference call, please send an email to attendameeting@astfinancial.com. Please use the e-mail subject line “Westfield Special Meeting,” and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Special Meeting. Requests to attend the Special Meeting via conference call must be received no later than 1:00 p.m. Eastern Time, on May 15, 2022.

If you attend the Special Meeting via conference call, you will have the opportunity to (i) join the Special Meeting on the conference line number that will be provided upon shareholder request, and (ii) vote during the course of the Special Meeting via the Internet or by telephone only, using the website or phone number provided in the proxy card. If your shares are held of record by a broker-dealer, you may still attend the Special Meeting via conference call, but if you wish to vote during the course of the Special Meeting, you must first obtain a “legal proxy” from the applicable nominee/record holder. We note that obtaining a legal proxy may take several days. Legal proxies must be submitted to AST Fund Solutions the day prior to the Special Meeting. Only shareholders of the Target Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Special Meeting.

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Regardless of whether you plan to attend virtually the Special Meeting, please promptly complete, sign and return the enclosed Proxy Ballot to help achieve a quorum and so that a maximum number of shares may be voted. You may also vote by telephone or over the Internet. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Target Fund or by voting in person at the Special Meeting.

The Special Meeting conference call will begin promptly at 11:00 a.m. Eastern time. We encourage you to access the Special Meeting prior to the start time. For additional information on how you can attend and participate in the virtual Special Meeting, please see the instructions beginning on the first page of the proxy statement that follows. Because the Special Meeting will be a completely virtual meeting, there will be no physical location for shareholders to attend.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting To Be Held on May 16, 2022.

The proxy statement is available on the Internet at https://vote.proxyonline.com/AIC/docs/westfield2022.pdf.

By Order of the Board of Trustees of The Advisors’ Inner Circle Fund II,

/s/ Michael Beattie

Michael Beattie

President

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION VALID

CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp. c/o John Doe	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe

PARTNERHSIP ACCOUNTS
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 01/01/01	Jane B. Doe, Trustee u/t/d/ 01/01/01

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith, Custodian f/b/o John B. Smith, Jr. UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith

PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

•

AUTHORIZE YOUR PROXY THROUGH THE INTERNET. You may authorize your proxy by logging into the Internet site indicated on your proxy card and following the instructions on the website. In order to log on, you will need the control number found on your proxy card. Please make sure to have your proxy card available at the time of the call.

•

AUTHORIZE YOUR PROXY BY TELEPHONE. You may authorize your proxy by telephone by calling the toll-free number located on your proxy card. In order to log on, you will need the control number found on your proxy card. Please make sure to have your proxy card available at the time of the call.

•	VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid envelope provided.

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PRELIMINARY COMBINED PROXY STATEMENT/PROSPECTUS

SUBJECT TO COMPLETION

The information in this Combined Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Combined Proxy Statement/Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

COMBINED PROXY STATEMENT/PROSPECTUS

Dated [April 10], 2022

Westfield Capital Dividend Growth Fund

(a series of The Advisors’ Inner Circle Fund II)

One Freedom Valley Drive

Oaks, PA 19456

1-800-932-7781

Harbor Dividend Growth Leaders ETF

(a series of Harbor ETF Trust)

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606

1-800-422-1050

www.harborcapital.com

This Combined Proxy Statement/Prospectus (“Proxy Statement/Prospectus”) solicits proxies to be voted at a special meeting of the shareholders (the “Special Meeting”) of the Westfield Capital Dividend Growth Fund (the “Target Fund”), a series of The Advisors’ Inner Circle Fund II (the “Target Fund Trust”).

At the Special Meeting, shareholders of the Target Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) relating to the reorganization of the Target Fund into a newly organized shell series (the “Acquiring Fund”) of Harbor ETF Trust (the “Acquiring Fund Trust”), as described more fully in the Plan (the “Reorganization”). The Target Fund and the Acquiring Fund may be referred to herein as a “Fund” or the “Funds.”

If the Reorganization is approved by the Target Fund’s shareholders, on the effective date of the proposed Reorganization, Target Fund shareholders will be issued shares of the Acquiring Fund and cash in lieu of fractional shares of the Acquiring Fund.

The Special Meeting will be held in virtual conference call format at 11:00 a.m. Eastern time on May 16, 2022. The Board of Trustees of the Target Fund Trust (“Target Fund Board” or “Target Fund Trustees”) is soliciting these proxies on behalf of the Target Fund. The Target Fund Trustees believe that the proposed Reorganization is in the best interests of the Target Fund and its shareholders, and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization. This Proxy Statement/Prospectus will first be sent to shareholders on or about [April 18], 2022.

The Target Fund and the Acquiring Fund are both series of registered, open-end management investment companies, although the Target Fund is a mutual fund while the Acquiring Fund is an exchange-traded fund (“ETF”). If the Target Fund’s shareholders vote to approve the Plan, shareholders of the Target Fund will receive Acquiring Fund shares having a total dollar value equivalent to the total dollar value of their investment in the Target Fund immediately prior to the time of the Reorganization minus the value of cash distributed to

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shareholders of the Target Fund in lieu of fractional shares of the Acquiring Fund, as determined pursuant to the Plan. The Target Fund will then be terminated as a series of the Target Fund Trust.

This Proxy Statement/Prospectus sets forth concisely the information about the Reorganization and the Acquiring Fund that you should know before voting on the Plan with respect to the Target Fund and investing in the Acquiring Fund.

You should retain this Proxy Statement/Prospectus for future reference. Additional information about the Target Fund, the Acquiring Fund and the proposed Reorganization can be found in the following documents, which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and which are incorporated by reference into this Proxy Statement/Prospectus:

1.

The prospectus of The Advisors’ Inner Circle Fund II on behalf of the Westfield Capital Dividend Growth Fund, dated March 1, 2022, as supplemented and amended to date (File No. 811-07102; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001398344-22-004473) (the “Target Fund Prospectus”);

2.

Statement of Additional Information of The Advisors’ Inner Circle Fund II on behalf of the Westfield Capital Dividend Growth Fund, dated March 1, 2022, as supplemented and amended to date (File No.  811-07102; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001398344-22-004473);

3.

Annual Report to shareholders of the Target Fund for the fiscal year ended October 31, 2021 (File No. 811-07102; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-22-004487);

4.	A statement of additional information (“SAI”) dated [April 10], 2022 relating to this Proxy Statement/Prospectus.

You may request a free copy of the SAI relating to this Proxy Statement/Prospectus without charge by calling 1-866-454-0738 or by writing to Westfield Capital Dividend Growth Fund, P.O. Box 219009, Kansas City, Missouri 64121-9009.

You may obtain copies of the Target Fund Prospectus, related SAI, or annual or semi-annual reports of the Target Fund without charge by contacting the Target Fund at 1-866-454-0738; by visiting http://www.westfieldcapital.com or on the EDGAR Database by visiting the SEC’s website at http://www.sec.gov.

The Acquiring Fund is a newly organized series and currently has no assets or liabilities. The Acquiring Fund was created specifically in connection with the Plan for the purpose of acquiring the assets and existing liabilities of the Target Fund and will not commence operations until the date of the Reorganization. The Acquiring Fund does not have any annual or semi-annual reports to date.

Shares of the Acquiring Fund will be listed for trading on NYSE Arca, Inc. Reports, proxy materials and other information concerning the Acquiring Fund can be inspected at NYSE Arca, Inc.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF YOUR INVESTMENT.

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Overview	1
On what proposal am I being asked to vote?	1
What do I need to do to prepare for the Reorganization?	2
What is the anticipated timing of the Reorganization?	2
Why is the Reorganization being proposed?	2
What are some features of ETFs that differ from mutual funds?	3
Will the portfolio management of the Target Fund change?	3
Who will bear the expenses associated with the Reorganization?	4
What are the federal income tax consequences of the Reorganization?	4
Has the Board of the Target Fund approved the proposed Reorganization?	4
How will the number of shares of the Acquiring Fund that I will receive be determined?	4
How do the fees of the Acquiring Fund compare to those of the Target Fund?	5
Will I have to pay any redemption fees in connection with the Reorganization?	5
How do the share purchase and redemption procedures of the Acquiring Fund compare to those of the Target Fund?	5
Are the investment objectives and strategies of the Acquiring Fund similar to the investment objectives and strategies of the Target Fund?	6
Do the fundamental investment and non-fundamental policies differ between the Target Fund and the Acquiring Fund?	6
Do the principal risks associated with investments in the Target Fund differ from the principal risks associated with investments in the Acquiring Fund?	6
How many votes am I entitled to cast?	6
How do I vote my shares?	6
What are the quorum and approval requirements for the Reorganization?	7
What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?	7
What happens if the Reorganization is not approved by the Target Fund’s shareholders?	7

Important Notice About Your Target Fund Account – Questions and Answers	8
What do I need to do about my account prior to the Reorganization?	8
How do I transfer my Target Fund shares from a Transfer Agent Account to a brokerage account that accepts ETF shares?	8
How do I transfer my Target Fund Shares from a Non-Accommodating Brokerage Account to a Brokerage Account that accepts ETF shares?	9
What will happen if I don’t have a Brokerage Account that can accept ETF shares at the time of the Reorganization?	9
What if I don’t want to hold shares of the Acquiring Fund?	9

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Overview

The following is a brief overview of the proposal to be voted upon at the Special Meeting scheduled for May 16, 2022. Your vote is important. Additional information is contained elsewhere in this Proxy Statement/Prospectus, as well as the Plan, the Target Fund Prospectus, and the SAI for this Proxy Statement/Prospectus, all of which are incorporated herein by reference.

Shareholders should read the entire Proxy Statement/Prospectus carefully for more complete information. If you need another copy of the Proxy Statement/Prospectus, please call the Target Fund at 1-866-454-0738.

On what proposal am I being asked to vote?

As a Target Fund shareholder, you are being asked to vote on the approval of an Agreement and Plan of Reorganization. The Plan provides for the: (i) acquisition by the Acquiring Fund Trust, on behalf of the Acquiring Fund, of all of the property and other assets of the Target Fund, in exchange solely for shares of beneficial interest, no par value, of the Acquiring Fund; (ii) the assumption by Acquiring Fund Trust, on behalf of the Acquiring Fund, of the existing liabilities of the Target Fund reflected in the Target Fund’s statement of assets and liabilities and the assumption by Harbor Capital Advisors, Inc. (“Harbor Capital”) of any liabilities of the Target Fund not stated in the Target Fund’s statement of assets and liabilities (subject to such limitations as are included in the Plan); (iii) the distribution of (a) the shares of the Acquiring Fund to the shareholders of the Target Fund according to their respective interests and (b) cash to the shareholders of the Target Fund in lieu of fractional shares of the Acquiring Fund, in complete liquidation of the Target Fund; and (iv) the termination of the Target Fund as a series of the Target Fund Trust as soon as practicable after the distribution (the “Proposal”).

As a result of the Reorganization (if approved by shareholders), each Target Fund shareholder will become a shareholder of the Acquiring Fund and shareholders of the Target Fund will receive shares in the Acquiring Fund having a total dollar value equal to the total dollar value of the shares such shareholder held in the Target Fund immediately prior to the effectiveness of the Reorganization minus the value of cash distributed to shareholders of the Target Fund in lieu of fractional shares of the Acquiring Fund as determined pursuant to the Plan.

The Reorganization of the Target Fund into the Acquiring Fund is currently scheduled to take place as of the close of business (5:00 pm Eastern Time) on May 20, 2022, or such other date and time as the parties may agree (the “Closing Date”). The Plan contemplates the Reorganization of the Target Fund into the Acquiring Fund.

Target Fund shareholders who do not wish to have their Target Fund shares exchanged for shares of the Acquiring Fund as part of the Reorganization should consider redeeming their shares prior to the completion of the Reorganization. If you redeem your shares, you generally will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them. If, instead, you receive Acquiring Fund shares in exchange for your Target Fund shares as part of the Reorganization, you generally will not recognize any taxable gain or loss on such exchange. See the section entitled “Federal income tax consequences of the Reorganization” below.

The Plan is subject to certain closing conditions and may be terminated at any time by mutual consent of the Target Fund Trust and the Acquiring Fund Trust, by the Acquiring Fund Trust if any condition precedent to its obligations has not been fulfilled or waived by the Acquiring Fund Trust, or by the Target Fund Trust if any condition precedent to its obligations has not been fulfilled or waived by the Target Fund Trust.

For more information regarding shareholder approval of the Reorganization, please refer to the “The Proposed Reorganization” and “Voting Information” sections below. The Plan is attached hereto as Appendix A to this Proxy Statement/Prospectus. For more information regarding the calculation of the number of Acquiring Fund shares to be issued, please refer to the “How will the number of shares of the Acquiring Fund that I will receive be determined?” section below.

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What do I need to do to prepare for the Reorganization?

It is important for you to determine that you hold your shares of the Target Fund in the type of account that can accommodate the receipt of the Acquiring Fund shares that will be received in the Reorganization. If you hold your shares of the Target Fund in an account directly with the Target Fund at the Target Fund’s transfer agent or in a brokerage account with a financial intermediary that only allows you to hold mutual fund shares, you will need to set up a brokerage account that allows investment in ETF shares. A separate Q&A is provided to help you determine your account type and provide information about changing your type of account if necessary.

While there are not currently expected to be any such shares, it is anticipated that if shares are held in an account that cannot accept ETF shares at the time of the Reorganization, Acquiring Fund shares received in the Reorganization will be held by a stock transfer agent designated by the Acquiring Fund until a brokerage account is identified into which the shares can be transferred. If Acquiring Fund shares are not transferred into a brokerage account within a specified period of time from the date of the Reorganization, the Acquiring Fund shares will be converted to cash and the cash proceeds sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of Acquiring Fund shares to cash may be subject to fees and expenses and will be a taxable event.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems. Should you decide to purchase or sell shares in the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade on an exchange at prevailing market prices. Because Acquiring Fund shares trade at market prices rather than at net asset value (“NAV”), Acquiring Fund shares may trade at a price less than (discount) or greater than (premium) the Fund’s NAV. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although ETFs trade with no transaction fees (NTF) on many platforms.

What is the anticipated timing of the Reorganization?

The Special Meeting is scheduled to occur on May 16, 2022. If all necessary approvals are obtained, the proposed Reorganization will likely take place in the second quarter of 2022, and is currently scheduled to take place upon the close of business (5:00 pm Eastern Time) on May 20, 2022.

Why is the Reorganization being proposed?

Westfield Capital Management Company, L.P. (“Westfield”), the investment adviser to the Target Fund, believes that the proposed Reorganization is in the best interests of the Target Fund and its shareholders, and that it will provide multiple benefits including lower net expenses, additional trading flexibility, increased transparency, and the potential for enhanced tax efficiency.

The investment objective of the Acquiring Fund is the same as the investment objective of the Target Fund, and the investment strategies and policies of the Acquiring Fund and the Target Fund are substantially similar. If the Reorganization is approved, Westfield will serve as the subadviser to the Acquiring Fund and the portfolio manager of the Target Fund will serve as the portfolio manager of the Acquiring Fund, subject to the supervision and oversight of Harbor Capital, the investment adviser to the Acquiring Fund, and the Board of Trustees of Harbor ETF Trust (the “Acquiring Fund Board”). The proposed Reorganization is not expected to result in a reduction in the level or quality of services shareholders of the Target Fund currently receive. Shareholders will benefit from a tax-free exchange of their Target Fund shares for Acquiring Fund shares (although taxable shareholders may incur taxes with respect to capital gains realized and distributed prior to the Reorganization, if any), other than with respect to cash paid in lieu of fractional shares. The proposed Reorganization has been carefully reviewed and approved by the Target Fund Board and the Acquiring Fund Board. The Target Fund Trustees recommend that you vote FOR the proposed Reorganization.

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What are some features of ETFs that differ from mutual funds?

The following are some unique features of ETFs as compared to mutual funds:

Transparency. The Acquiring Fund will be an ETF that operates with full transparency with respect to its portfolio holdings. Following the Reorganization, the Acquiring Fund, like other transparent ETFs, will make its portfolio holdings public each day. This holdings information, along with other information about the Acquiring Fund, will be found on the Harbor Capital website.

Tax Efficiency. Shareholders of the Target Fund are expected to benefit from the potential for greater tax efficiency with the ETF structure. While the tax treatment of ETFs and mutual funds is the same, the mechanics of the creation and redemption process for ETFs allows ETFs to acquire securities in-kind and redeem securities in-kind, which generally allows shareholders of an ETF to defer the realization of capital gains as the result of the ETF’s portfolio transactions. In contrast, when portfolio securities are sold within a mutual fund (either to rebalance the mutual fund’s holdings or to raise cash for redemptions), the sale can create capital gains within the mutual fund that impact all taxable shareholders of the mutual fund.

Sales on an Exchange throughout the Day. ETFs provide shareholders with the opportunity to purchase and sell shares throughout the day at market-determined prices, instead of being required to wait to make a purchase or a redemption at the next calculated NAV per share at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the ETF, the shareholder can act on that decision immediately by contacting the shareholder’s broker to execute the trade. The market price of the ETF may be higher or lower than the ETF’s NAV per share, and might not be the same as the ETF’s next calculated NAV at the close of the trading day.

Sales only through a Broker. Unlike a mutual fund’s shares, individual shares of ETFs, like the Acquiring Fund, are not purchased or sold at NAV directly with the ETF. Individual Acquiring Fund shares may only be purchased and sold through a broker at market prices. When buying and selling shares through a financial intermediary, a shareholder may incur brokerage or other charges determined by the financial intermediary, although ETFs trade with no transaction fees on many platforms. In addition, a shareholder of an ETF, such as the Acquiring Fund, may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because ETF shares trade at market prices rather than at NAV, shares of an ETF, like the Acquiring Fund, may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. The trading prices of an ETF’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for the ETF’s shares and shares of the underlying securities held by the ETF, economic conditions and other factors, rather than an ETF’s NAV, which is calculated at the end of each business day.

Will the portfolio management of the Target Fund change?

No. As stated above, if the Reorganization is approved, Westfield will serve as the subadviser to the Acquiring Fund and the same portfolio manager that currently manage the Target Fund will be the portfolio manager of the Acquiring Fund. Harbor Capital, which will serve as investment adviser to the Acquiring Fund, will oversee the investment of the Acquiring Fund’s assets and will supervise the daily business affairs of the Acquiring Fund, subject to the supervision of the Acquiring Fund Board. Harbor Capital also will evaluate and monitor the performance of Westfield. Harbor Capital and Harbor Funds have received an exemptive order from the SEC for a multi-manager structure (the “Manager-of-Managers Order”) that allows Harbor Capital to hire or replace an unaffiliated subadviser, such as Westfield, with the approval of the Acquiring Fund Board but without the approval of shareholders. The Manager-of-Managers Order also allows Harbor Capital to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Acquiring Fund Board but without shareholder approval. Although the Manager-of-Managers Order applies to the Acquiring Fund, neither Harbor

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Capital nor the Acquiring Fund Board has any current intention of replacing or terminating Westfield as subadviser to the Acquiring Fund in reliance on the Manager-of-Managers Order.

Who will bear the expenses associated with the Reorganization?

The costs of the solicitation related to the Reorganization, including any costs directly associated with preparing, filing, printing, and distributing to the shareholders of the Target Fund all materials relating to this Proxy Statement/Prospectus and soliciting shareholder votes, as well as the conversion costs associated with the Reorganization, will be borne by Harbor Capital. Neither the Target Fund nor the Acquiring Fund will bear any related costs of the Reorganization (except that certain brokerage and transaction costs may be incurred by the Target Fund). In addition to solicitations through the mail, proxies may be solicited by telephone, internet or personal interview by officers, employees, and agents of the Target Fund Trust and Acquiring Fund Trust, Westfield and Harbor Capital and their respective affiliates, or, if necessary, AST Fund Solutions (“AST”), the Target Fund’s proxy solicitor.

What are the federal income tax consequences of the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes and will not take place unless the Target Fund and the Acquiring Fund receive a satisfactory opinion of Acquiring Fund counsel to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled “Federal Income Tax Consequences of the Reorganization” (although there can be no assurance that the Internal Revenue Service (the “IRS”) will agree with such opinion). Accordingly, no gain or loss is expected to be recognized by the Target Fund or its shareholders as a direct result of its Reorganization (although taxable shareholders may incur taxes with respect to any capital gains realized and distributed prior to the Reorganization, if any), other than with respect to cash paid in lieu of fractional shares.

In addition, the tax basis and holding period of a shareholder’s Target Fund shares are expected to carry over to the Acquiring Fund shares the shareholder receives in the Reorganization. At any time prior to the consummation of the Reorganization, Target Fund shareholders may redeem their Target Fund shares. Redemption of shares either before or after the Reorganization will generally result in the recognition of gain or loss to such shareholders for U.S. federal income tax purposes.

For more detailed information about the tax consequences of the Reorganization, please refer to the “Federal Income Tax Consequences of the Reorganization” section below.

Has the Board of the Target Fund approved the proposed Reorganization?

The Target Fund Board has approved the Reorganization and the Plan and recommends that you vote to approve the Plan. The Target Fund Trustees believe that the proposed Reorganization is in the best interests of the Target Fund and its shareholders, and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.

As described in more detail below, Westfield and the Target Fund Board have engaged in discussions regarding how to pursue the best interests of the Target Fund and its shareholders. Westfield proposed that the Target Fund Board approve the Reorganization in light of a number of factors, including the current asset size of the Target Fund and the benefits of the ETF structure, which Westfield believes will better serve the interests of Target Fund shareholders. For information regarding the specific factors that were considered by the Target Fund Trustees, please refer to the section below entitled “Board considerations.”

How will the number of shares of the Acquiring Fund that I will receive be determined?

As a Target Fund shareholder, you will receive your pro rata share of the Acquiring Fund shares received by the Target Fund in the Reorganization and cash in lieu of fractional shares of the Acquiring Fund. The number of shares that the Target Fund’s shareholders will receive will be based on the relative NAVs of the Target Fund

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and the Acquiring Fund as of the regular close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 pm Eastern Time) on the Closing Date. The Target Fund’s assets will be valued pursuant to the Acquiring Fund Trust’s valuation procedures, which are virtually identical to the Target Fund Trust’s valuation procedures as it relates to the securities held by the Target Fund. The total value of your holdings is not expected to change as a result of the Reorganization because both Funds’ valuation procedures provide that (i) equity securities listed on a U.S. exchange will normally be valued using the last sale price on the exchange in which they are principally traded and (ii) securities listed on the National Association of Securities Dealers Automated Quotation system (NASDAQ) will be valued at the NASDAQ Official Closing Price. Accordingly, Westfield and Harbor Capital expect that any change in the valuation of the Target Fund’s assets immediately prior to the Closing using the Acquiring Fund Trust’s valuation procedures rather than the Target Fund Trust’s valuation procedures would likely not have a material impact on the Target Fund’s NAV.

How do the fees of the Acquiring Fund compare to those of the Target Fund?

As a result of the proposed Reorganization and after any applicable expense waivers and reimbursements, shareholders of the Target Fund’s Institutional and Investor Share Classes can expect to experience lower expenses as a percentage of average daily net assets as shareholders in the Acquiring Fund after the Reorganization. The investment advisory fee of the Acquiring Fund is lower than the investment advisory fee of the Target Fund. Specifically, as discussed further below, Westfield and Harbor Capital are entitled to receive an annual investment advisory fee of 0.75% and 0.50% (calculated daily and paid monthly as a percentage of average daily net assets) for the Target Fund and Acquiring Fund, respectively. In addition, unlike in the case of the Target Fund, the investment advisory fee paid by the Acquiring Fund to Harbor Capital covers all of the operating expenses of the Acquiring Fund, except for (i) the fee payment under the investment advisory agreement; (ii) payments under the Acquiring Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction related expenses and fees arising out of transactions effected on behalf of the Acquiring Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business. Accordingly, the total expense ratio is expected to be lower for shareholders of the Acquiring Fund after the Reorganization as compared to shareholders of Institutional and Investor Shares of the Target Fund. Harbor Capital pays a subadvisory fee to Westfield out of its own assets. The Acquiring Fund is not responsible for paying any portion of the subadvisory fee to Westfield.

For more details, please see “Comparison of Fee Tables” and “Comparison of Investment Advisers and Other Service Providers” below.

Will I have to pay any redemption fees in connection with the Reorganization?

No. You will not have to pay any redemption fees in connection with the Reorganization, which means that the aggregate value of Acquiring Fund shares issued to you with respect to the Reorganization will be equal to the aggregate value of the Target Fund shares you own immediately prior to the Reorganization, not including fractional shares for which you will receive cash in lieu of fractional Acquiring Fund Shares. Please see the sections entitled “Comparison of Fee Tables,” “Comparison of Share Classes and Distribution Arrangements” and “Comparison of Eligibility, Purchase, Redemption and Exchange Procedures” below for more information.

How do the share purchase and redemption procedures of the Acquiring Fund compare to those of the Target Fund?

They are different given the Acquiring Fund’s ETF structure. As a shareholder of the Target Fund, you can only purchase or redeem your shares of the Target Fund at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund, subject to any applicable sales charges and fees.

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Individual Acquiring Fund shares may only be purchased and sold on the secondary market through a broker at market prices. When you buy or sell shares of the Acquiring Fund through a broker, you may incur a brokerage commission or other charges imposed by the broker.

In addition, the Target Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio, but with different availability and eligibility criteria, sales charges, expenses, dividends and distributions. In contrast, the Acquiring Fund, by virtue of operating in an ETF structure, will not issue multiple classes of shares. Unlike shareholders of the Target Fund, shareholders of the Acquiring Fund will not own a particular class of shares. Please see the “Comparison of Eligibility, Purchase, Redemption and Exchange Procedures” section below.

Are the investment objectives and strategies of the Acquiring Fund similar to the investment objectives and strategies of the Target Fund?

The investment objective of the Target Fund and the Acquiring Fund are the same, and the investment strategies and policies of the Funds are substantially similar. For a detailed comparison of each Target and Acquiring Fund’s investment objectives and strategies, see the section below entitled “Comparison of Investment Objectives, Strategies and Risks.”

Do the fundamental investment and non-fundamental policies differ between the Target Fund and the Acquiring Fund?

The fundamental investment policies of the Target Fund and the Acquiring Fund are substantially similar to one another, and include investment policies required by the Investment Company Act of 1940, as amended (the “1940 Act”). Harbor Capital and Westfield believe that the differences between the policies will not affect the way in which the Acquiring Fund will be managed as compared to how the Target Fund has been managed historically.

For more information about the Funds’ fundamental and non-fundamental investment policies, see the section below entitled “Comparison of Fundamental and Non-Fundamental Investment policies.”

Do the principal risks associated with investments in the Target Fund differ from the principal risks associated with investments in the Acquiring Fund?

The principal risks of the Target Fund are substantially similar to those of the Acquiring Fund. However, as a shareholder of the Acquiring Fund you will be subject to risks related to the Acquiring Fund’s ETF structure. For example, you will be subject to the risk that shares of your Acquiring Fund will trade at market prices that are above (premium) or below (discount) the Acquiring Fund’s NAV. You will also be subject to the risk that your Acquiring Fund’s “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with the Acquiring Fund, do not engage in such transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting. For a detailed comparison of each Fund’s principal risks, see the section below entitled “Comparison of Investment Objectives, Strategies and Risks.”

How many votes am I entitled to cast?

As a shareholder of the Target Fund, you are entitled to one vote for each whole share, and a proportionate fractional vote for each fractional share, that you own of the Target Fund on the record date. The record date is March 15, 2022 (the “Record Date”). Completion of the Reorganization is conditioned on the approval of the Reorganization by the Target Fund’s shareholders.

How do I vote my shares?

You can vote your shares in person at the Special Meeting or by completing and signing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the

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toll-free number printed on your Proxy Card and following the recorded instructions or by Internet by going to the website printed on your Proxy Card and following the instructions. If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call the number provided on the Proxy Card included with this Combined Proxy Statement/Prospectus.

What are the quorum and approval requirements for the Reorganization?

Holders of a majority of the shares of the Target Fund entitled to vote as of the Record Date, and who are present in person or by proxy at the Special Meeting, shall constitute a quorum for the purpose of voting on the Proposal with respect to the Target Fund. Approval of the Reorganization requires the affirmative vote of 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Target Fund, whichever is less (a “1940 Act Majority”).

What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?

If there are not sufficient votes to approve the Proposal or constitute a quorum by the time of the Special Meeting, the Special Meeting may be postponed or adjourned from time to time to permit further solicitation of proxy votes. To facilitate the receipt of a sufficient number of votes, we may need to take additional action. AST, a proxy solicitation firm, or other persons who are affiliated with Westfield, Harbor Capital, the Target Fund Trust, Acquiring Fund Trust or their respective affiliates, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed Proxy Statement/Prospectus and the other materials to avoid additional mailings or telephone calls.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

What happens if the Reorganization is not approved by the Target Fund’s shareholders?

If the shareholders of the Target Fund do not approve the Reorganization, the Target Fund Board will consider other alternatives.

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Important Notice About Your Target Fund Account – Questions and Answers

This section contains a brief Q&A which provides information for you to determine if you need to take action with respect to your shareholder account prior to the Reorganization.

What do I need to do about my account prior to the Reorganization?

The following provides information to determine whether you will need to take action prior to the Reorganization with respect to your Target Fund shares based on the characteristics of your account.

Accounts that Require No Action

If you hold your shares of the Target Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will not need to take any action with respect to your account prior to the Reorganization to receive ETF shares of the Acquiring Fund.

Accounts that Require Action

Fund Direct Accounts—If you hold your shares of the Target Fund in an account directly with the Target Fund at the Target Fund’s transfer agent, DST Systems, Inc. (“DST”), you should transfer your shares of the Target Fund to a brokerage account that can accept ETF shares of the Acquiring Fund prior to the Reorganization. You have a fund direct account if you receive quarterly account statements directly from the Target Fund and not from a third-party broker-dealer.

Non-Accommodating Brokerage Accounts—If you hold your shares of the Target Fund in a brokerage account that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investment in ETF shares.

Non-Accommodating Retirement Accounts—If you hold your shares of the Target Fund through a group retirement plan whose plan sponsor does not have the ability to hold ETF shares of the Acquiring Fund on its platform, you may need to redeem your shares prior to the Reorganization or your financial intermediary may transfer your investment to a different investment option prior to the Reorganization.

If you are unsure about the ability of your account to accept ETF shares, contact your financial advisor or other financial intermediary.

How do I transfer my Target Fund shares from a Transfer Agent Account to a brokerage account that accepts ETF shares?

Transferring your shares from the Target Fund’s transfer agent to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept ETF shares. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Target Fund. Your broker will require your account number with the Target Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

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How do I transfer my Target Fund Shares from a Non-Accommodating Brokerage Account to a Brokerage Account that accepts ETF shares?

The broker where you hold the Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

What will happen if I don’t have a Brokerage Account that can accept ETF shares at the time of the Reorganization?

While there are not currently expected to be any such shares, it is anticipated that if shares are held in an account that cannot accept ETF shares at the time of the Reorganization, Acquiring Fund shares received in the Reorganization will be held by a stock transfer agent designated by the Acquiring Fund until a brokerage account is identified into which the shares can be transferred. If Acquiring Fund shares are not transferred into a brokerage account within a specified period of time from the date of the Reorganization, the Acquiring Fund shares will be converted to cash and the cash proceeds sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of Acquiring Fund shares to cash may be subject to fees and expenses and will be a taxable event.

What if I don’t want to hold shares of the Acquiring Fund?

If you don’t want to receive ETF shares of the Acquiring Fund in connection with the Reorganization, you may redeem your shares of the Target Fund prior to the Reorganization. The last day to redeem your shares of the Target Fund is May 19, 2022. Regardless of whether you want to receive ETF shares of the Acquiring Fund in connection with the Reorganization, we encourage you to vote.

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Comparison of the Target Fund and the Acquiring Fund

Comparison of Fee Tables

The tables below allow a shareholder to compare the sales charges, management fees and expense ratios of the Target Fund with the Acquiring Fund and to analyze the estimated expenses that the Acquiring Fund expects to bear following the Reorganization. Annual fund operating expenses are paid by each Fund. They include management fees, administrative costs and distribution and shareholder servicing fees, including pricing and custody services. For the Acquiring Fund, annual fund operating expenses (and related Expense Examples) also are presented on a pro forma combined basis. A shareholder may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

The annual fund operating expenses shown in the tables below are based on expenses for the twelve-month period ended October 31, 2021 for the Target Fund. The numbers provided in the following expense tables and examples for the Acquiring Fund are estimates because the Fund has not commenced operations as of the date of this Proxy Statement/Prospectus. As such, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Westfield Capital Dividend Growth Fund (Target Fund)		Harbor Dividend Growth Leaders ETF (Acquiring Fund) and Pro Forma combined
	Institutional Class Shares	Investor Class Shares
Management Fees	0.75%	0.75%	0.50%

Distribution and Service (12b-1) Fees	None	None	0.00%

Other Expenses	0.30%	0.55%	0.00%[1,2]

Shareholder Servicing Fees	—	0.25%	—

Other Operating Expenses	—	0.30%	—

Total Annual Fund Operating Expenses	1.05%	1.30%	0.50%

Less Fee Reductions and/or Expense Reimbursements	(0.10)%[3]	(0.10)%[3]	—

Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.95%	1.20%	0.50%

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Pursuant to the Investment Advisory Agreement, the Harbor Capital pays all of the operating expenses of the Acquiring Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Acquiring Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Acquiring Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business.

[2]	“Other Expenses” are based on estimated amounts for the current fiscal year.

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Westfield has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for Institutional and Investor Class Shares of the Target Fund (excluding shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Target Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.95% of the Target Fund’s Institutional and Investor Class Shares’ average daily net assets until February 28, 2023 (the “Expense Limitation”). In addition, Westfield may receive from the Target Fund the difference

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between the Total Annual Fund Operating Expenses (not including excluded expenses) and the Expense Limitation to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the Expense Limitation (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees of Target Fund Trust, for any reason at any time; or (ii) by Westfield, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2023.

Expense Examples

The following Examples are intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in the Acquiring Fund currently and on a pro forma basis, and allow you to compare these costs with the cost of investing in other funds.

The Examples assume that you invest $10,000 in a Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that a Fund’s operating expenses (including, with respect to the Target Fund, one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Westfield Capital Dividend Growth Fund (Target Fund)
	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$97	$324	$570	$1,274
Investor Class Shares	$122	$402	$703	$1,559

	Harbor Dividend Growth Leaders ETF (Acquiring Fund) and Pro Forma Combined
	1 Year	3 Years	5 Years	10 Years
	$51	$160	$280	$628

The projected post-Reorganization pro forma combined Annual Fund Operating Expenses and Expense Examples presented above are based on numerous material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, such as the future level of the Acquiring Fund’s assets. Those factors are beyond the control of the Acquiring Fund and Harbor Capital. The information in the previous tables should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown and may change.

If the Reorganization is approved, the resulting combined Fund will retain the Acquiring Fund’s expense structure.

Supplemental Financial Information

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Target Fund is eligible to be held by the Acquiring Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of such change is not required and is not included.

There are no material differences in accounting policies of the Acquired Fund as compared to those of the Surviving Fund.

Comparison of Investment Objectives, Strategies and Risks

Investment Objectives and Strategies

The following summarizes the investment objectives, strategies and risks of the Target Fund and the Acquiring Fund. Further information about the Target Fund’s investment objectives, strategies and risks are contained in the

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Target Fund Prospectus and SAI, which are on file with the SEC. The Target Fund Prospectus is also incorporated herein by reference. The SAI relating to this Proxy Statement/Prospectus also contains additional information regarding the Acquiring Fund’s investment objectives, strategies and risks.

While there are certain differences reflected in the below, the Acquiring Fund is expected to utilize a substantially similar investment strategy as the Target Fund. The differences reflected are generally stylistic in nature, in order to align the disclosure with that of other funds for which Harbor Capital serves as investment adviser.

	Westfield Capital Dividend Growth Fund (Target Fund)	Harbor Dividend Growth Leaders ETF (Acquiring Fund)
Investment Objectives	Both Funds seek long-term growth of capital.
Principal Investment Strategies	Under normal circumstances, each Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in dividend-paying equity securities.
Each Fund invests primarily in equity securities, principally common and preferred stocks of large capitalization issuers with a history or prospect of paying stable or increasing dividends.
	In pursuing the Target Fund’s objective, Westfield strives to build a portfolio comprised of approximately 30-50 issuers.	No corresponding strategy.

In constructing each Fund’s portfolio, Westfield identifies companies that they believe possess the following quantitative and qualitative characteristics:

∎   Above average dividend growth, sales growth, earnings growth and free cash flow growth;

∎   High current dividend yield;

∎   A strong balance sheet;

∎   Superior company management;

∎   Unique market position and broad market opportunities; and

∎   Solid financial controls and accounting.

Westfield performs a fundamental, qualitative review of each identified company, which may include initial interviews and continuing contact with company management.

Westfield uses a bottom-up process to identify companies that meet its fundamental criteria and then performs a qualitative review of each identified company to select companies for inclusion in the Acquiring Fund’s portfolio. Westfield’s research may include interviews and other contact with company management.

	The Target Fund may buy and sell investments frequently in seeking to achieve its objective.	No corresponding strategy.

For each Fund, Westfield may sell a security if the security reaches or falls below a predetermined price target, a change in the company’s fundamentals negatively impacts Westfield’s original investment thesis, there is a change in the company’s dividend policy, or Westfield identifies what it believes to be a more attractive investment opportunity.

Each Fund may also invest in other equity securities, including master limited partnerships (“MLPs”) and American Depositary Receipts (“ADRs”), and the Acquiring Fund may also invest in Global Depository Receipts (“GDRs”). Each Fund may also invest in foreign securities (including through ADRs and, with respect to the Acquiring Fund, though GDRs), with such investments typically representing less than 35% of each Fund’s net assets.

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Investment Risks

The principal risks of investments in the Target Fund and Acquiring Fund are largely the same, although the precise identification and description of those risks may differ, and the Acquiring Fund is subject to certain risks specific to operating as an ETF. An investment in the Acquiring Fund is subject to the following ETF-specific risks that the Target Fund is not subject to: Premium/Discount Risk and Authorized Participant Concentration/Trading Risk. The Acquiring Fund also has unique risk disclosure related to Issuer Risk. The Acquiring Fund does not view Portfolio Turnover Risk as a principal risk, whereas the Target Fund did have Portfolio Turnover Risk as a principal risk. The discussion below presents the risks as applicable to the Acquiring Fund and are also applicable, except as previously noted, to the Target Fund although with slightly different language.

There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks include:

Dividend Paying Stock Risk: The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. Harbor Capital cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asst value. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), Harbor Capital believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.

Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that

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may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for Shares, and Shares may be more likely to trade at a premium or discount to the Fund’s net asset value (“NAV”) and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.

Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.

Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.

MLP Risk: MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Additional Information about the Acquiring Fund’s Investments

Investment Objectives: The Acquiring Fund Board may change the Acquiring Fund’s investment objective without shareholder approval.

Investment Policies: The 80% investment policy of the Acquiring Fund may be changed by the Acquiring Fund upon 60 days’ advance notice to shareholders.

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Principal Investments:

Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The Acquiring Fund may invest in privately issued equity and securities, common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, shares of ADRs, and interest in MLPs.

Common Stock: Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Common stock usually carries with it the right to vote and frequently, an exclusive right to do so.

Depositary Receipts: The Acquiring Fund may invest in depositary receipts include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

Foreign Securities: The Acquiring Fund may invest in equity securities of foreign developed market companies and emerging market companies as part of its principal investment strategy. The Subadviser is responsible for determining whether a particular issuer would be considered a foreign or emerging market issuer. Normally, foreign or emerging market governments and their agencies and instrumentalities are considered foreign or emerging market issuers, respectively. In the case of non-governmental issuers, a Subadviser may consider an issuer to be a foreign or emerging market issuer if:

∎	the company has been classified by MSCI, FTSE, or S&P indices as a foreign or emerging market issuer;
∎	the equity securities of the company principally trade on stock exchanges in one or more foreign or emerging market countries;
∎

a company derives a substantial portion of its total revenue from goods produced, sales made or services performed in one or more foreign or emerging market countries or a substantial portion of its assets are located in one or more foreign or emerging market countries;

∎	the company is organized under the laws of a foreign or emerging market country or its principal executive offices are located in a foreign or emerging market country; and/or
∎	such Subadviser otherwise determines an issuer to be a foreign or emerging markets issuer in its discretion based on any other factors relevant to a particular issuer.

Foreign Securities Risk: Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate may also reduce the value of certain portfolio securities. Even though the securities are denominated in U.S. dollars, exchange rate changes may adversely affect the company’s operations or financial health.

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of

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portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the U.S. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of the Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. An inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

The Fund’s custodian, State Street Bank and Trust Company, has established and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Fund may invest to permit the Fund’s assets to be held in those foreign countries. These relationships have been established pursuant to Rule 17f-5 of the Investment Company Act, which governs the establishment of foreign subcustodial arrangements for funds. The Fund’s subcustodial arrangements may be subject to certain risks including: (i) the inability of the Fund to recover assets in the event of the subcustodian’s bankruptcy; (ii) legal restrictions on the Fund’s ability to recover assets lost while under the care of the subcustodian; (iii) the likelihood of expropriation, confiscation or a freeze of the Fund’s assets; and (iv) difficulties in converting the Fund’s cash and cash equivalents to U.S. dollars. Harbor Capital and the respective Subadviser have evaluated the political risk associated with an investment in a particular country.

Investing in securities of non-U.S. companies may entail additional risks especially in emerging countries due to the potential political and economic instability of certain countries. These risks include expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. Should one of these events occur, the Fund could lose its entire investment in any such country. The Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries, or in any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities that may currently exist. This is particularly true of emerging markets.

Certain countries in which the Fund may invest may have minority groups that advocate religious or revolutionary philosophies or support ethnic independence. Any action on the part of such individuals could carry the potential for destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries.

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Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Fund. Certain countries require governmental approval prior to foreign investments or limit the amount of foreign investment in a particular company or limit the investment to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for the Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Fund to avoid federal income or excise tax.

Global economies and financial markets are becoming increasingly interconnected and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In January 2020, the United Kingdom withdrew from the EU (referred to as “Brexit”) subject to a withdrawal agreement that permitted the United Kingdom to effectively remain in the EU from an economic perspective during a transition phase that expired at the end of 2020. During the transition phase, the United Kingdom and the EU negotiated and finalized a new, more permanent trade deal. This was achieved in December 2020. Brexit has resulted in volatility in European and global markets and could have significant negative impacts on financial markets in the United Kingdom and throughout Europe. Many areas of economic activity were outside the scope of the negotiating mandate and, therefore, the longer term economic, legal, political and social framework to be put in place between the United Kingdom and the EU is still unclear at this stage and is likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. This uncertainty may have an adverse effect on the economy generally and on the value of the Fund’s investments.

Master Limited Partnerships (“MLPs”): MLPs may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the NYSE Alternext US LLC (“NYSE Alternext”) and NASDAQ. MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally, MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as the Fund, if it invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.

At times MLPs may potentially offer relatively high yields compared to common stocks. Because MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly-traded firms that may be taxed as corporations). For tax purposes, limited partners, unit holders, or members may be allocated taxable income with respect to only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit or shareholders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.

Although the high yields potentially offered by these investments may be attractive, MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or

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gains relating to the same entity. These tax consequences may differ for different types of entities. Many MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns. Growth may be limited because most cash is paid out to limited partners, unit holders, or members rather than retained to finance growth. The performance of MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in MLPs. Investments in MLPs also may be illiquid at times.

Operational Risks: An investment in the Acquiring Fund, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, cybersecurity breaches, changes in personnel and errors caused by third-party service providers. These errors or failures as well as other technological issues may adversely affect the Fund’s ability to calculate its net asset value in a timely manner, including over a potentially extended period, or may otherwise adversely affect the Fund and its shareholders. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could causes losses to the Fund. In addition, similar incidents affecting issuers of securities held by the Fund may negatively impact Fund performance.

Preferred Stock: Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or in additional shares of preferred stock at a defined rate. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions and generally carry no voting rights.

Non-Principal Investments:

Temporary Defensive Positions: The Fund may temporarily depart from its normal investment policies and strategies when the Subadviser believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest in derivatives or exchange traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one Subadviser to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Exchange-Traded Fund Structure: Shares can be purchased and redeemed directly from the Fund at NAV only by authorized participants in large increments (Creation Units). The Fund’s shares will be listed on an exchange and can be bought and sold in the secondary market at market prices. The market price of the Fund’s shares, like other exchange-traded securities, may include a “bid-ask spread” (the difference between the price at which investors are willing to buy shares and the price at which investors are willing to sell shares). The Fund’s market price per share will generally fluctuate with changes in the market value of the Fund’s portfolio holdings and as a result of the supply and demand for shares of the Fund on the listing exchange.

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There is no guarantee that the Fund will be able to attract market makers and authorized participants. Market makers and authorized participants are not obligated to make a market in the Fund’s shares or to engage in purchase or redemption transactions. Decisions by market makers or authorized participants to reduce their role with respect to market making or creation and redemption activities during times of market stress, or a decline in the number of authorized participants due to decisions to exit the business, bankruptcy, or other factors, could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio holdings and the market price of Fund shares. To the extent no other authorized participants are able to step forward to create or redeem, shares may trade at a discount to NAV and possibly face delisting. The authorized participant concentration risk may be heightened during market disruptions or periods of market volatility and in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.

Investors may sustain losses if they pay more than the Fund’s NAV per share when purchasing shares or receive less than the Fund’s NAV per share when selling shares in the secondary market. In addition, trading of shares of the Fund in the secondary market may be halted, for example, due to activation of marketwide “circuit breakers.” If trading halts or an unanticipated early closing of the listing exchange occurs, an investor may be unable to purchase or sell shares of the Fund. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore also subject to the risk of increased volatility and price decreases associated with being sold short. There are various methods by which investors can purchase and sell shares and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.

Certain accounts or Harbor Capital affiliates, including other funds advised by Harbor Capital or third parties, may from time to time own (beneficially or of record) or control a substantial amount of the Fund’s shares, including through seed capital arrangements. Such shareholders may at times be considered to control the Fund. Dispositions of a large number of shares of the Fund by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs. To the extent these large shareholders transact in shares of the Fund on the secondary market, such transactions may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material effect (upward or downward), on the market price of the Fund’s shares.

Comparison of Fundamental and Non-Fundamental Investment Policies

Fundamental Investment Policies

As required by the 1940 Act, each of the Target Fund Trust and Acquiring Fund Trust, on behalf of their respective series, has adopted certain fundamental investment policies, set forth below, which are substantially similar. Fundamental investment policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund. The fundamental and non-fundamental investment policies of the Target Fund and the Acquiring Fund are substantially similar. Westfield does not believe that any differences in the description of the Funds’ fundamental investment restrictions will result in any differences in the way that the Funds are managed.

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	Westfield Capital Dividend Growth Fund (Target Fund)	Harbor Dividend Growth Leaders ETF (Acquiring Fund)
	The Target Fund may not:	The Acquiring Fund may not:

Diversification

Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

With respect to 75% of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 5% of the Fund’s total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase would cause more than 10% of the total voting securities of such issuer to be held by the Fund, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Industry Concentration

Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or any of its agencies or instrumentalities).

Borrowing and Senior Securities

Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Borrow money, except to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief.

Issue senior securities, except as permitted under the Investment Company Act.

Loans

Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Make loans to other persons, except to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief.

Commodities and Real Estate

Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts that are not deemed to be prohibited commodities or commodities contracts for the purpose of this restriction.

Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

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Underwriting

Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with the Fund’s investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting.

Non-Fundamental Investment Policies

The following are the non-fundamental investment policies of the Target Fund and the Acquiring Fund, which may be changed by the relevant Fund’s Board without shareholder approval.

	Westfield Capital Dividend Growth Fund (Target Fund)	Harbor Dividend Growth Leaders ETF (Acquiring Fund)
	The Target Fund may not:	The Acquiring Fund may not:

Illiquid Securities	Acquire an illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.	Invest more than 15% of the Fund’s net assets in illiquid investments.

80% Investment Strategy

Change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities without 60 days’ prior written notice to shareholders.

Change its 80% policy without 60 days’ prior written notice to shareholders.

Short Sales

Short sell a security if:

•  After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets.

•  The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund’s net assets.

•  Any security sold short would constitute more than two percent (2%) of any class of the issuer’s securities.

Make short sales of securities, except as permitted under the Investment Company Act.

Commodities and Real Estate

Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts (“REITs”)), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

See the Acquiring Fund’s fundamental policy relating to commodities and real estate investments.

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Loans

Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

See the Acquiring Fund’s fundamental policy relating to loans.

Purchase Securities on Margin	No stated policy.

Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.

Investing for Purposes of Exercising Control or Management	No stated policy.	Invest in other companies for the purpose of exercising control or management.

Further information about the Target Fund’s fundamental and non-fundamental investment restrictions is contained in the Target Fund’s SAI, which is on file with the SEC. Further information about the Acquiring Fund’s fundamental and non-fundamental investment restrictions is contained in the SAI relating to this Proxy Statement/Prospectus.

Comparison of Portfolio Turnover

The Target Fund’s portfolio turnover for its most recent fiscal year ended October 31, 2021 was 62% of the average value of its portfolio. The Acquiring Fund has not commenced operations as of the date of this Proxy Statement/Prospectus; however, it is anticipated that the Acquiring Fund’s portfolio turnover rate will likely be similar to that of the Target Fund. The Acquiring Fund does not expect to engage in frequent trading to achieve its principal investment strategy. Active and frequent trading in a Fund’s portfolio may lead to the realization and distribution to shareholders of higher capital gains, which would increase the shareholders’ tax liability. Frequent trading also increases transaction costs, which could detract from the Fund’s performance. A portfolio turnover rate greater than 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the previous one-year period.

Comparison of Portfolio Holdings Disclosure Policies

Shareholders will gain the benefit of full daily transparency into the underlying portfolio holdings of the Acquiring Fund. Currently, the Target Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Target Fund discloses a complete or summary schedule of investments (which includes the Fund’s 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund’s NAV (“Summary Schedule”)) in its Semi-Annual and Annual Reports which are distributed to Target Fund shareholders. The Target Fund’s complete schedule of investments following the first and third fiscal quarters will be available in quarterly holdings reports filed with the SEC as exhibits to Form N-PORT, and the Target Fund’s complete schedule of investments following the second and fourth fiscal quarters will be available in

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shareholder reports filed with the SEC on Form N-CSR. Following the Reorganization, however, the Acquiring Fund will provide its complete portfolio holdings on harborcapital.com on each business day prior to the opening of regular trading on the listing exchange.

Comparison of Fund Performance

If the Reorganization is approved, the Acquiring Fund will be continuing the performance history of the Target Fund. The Acquiring Fund does not have performance history because it has not yet commenced operations as of the date of this Proxy Statement/Prospectus. For more information about performance, see the “Performance” section of the Target Fund Prospectus, which is incorporated herein by reference.

Comparison of Investment Advisers and Other Service Providers

	Westfield Capital Dividend Growth Fund (Target Fund)	Harbor Dividend Growth Leaders ETF (Acquiring Fund)
Investment Adviser	Westfield	Harbor Capital
Investment Subadviser	—	Westfield
Portfolio Manager	William A. Muggia, President, Chief Executive Officer and Chief Investment Officer, has managed the Fund since its inception in 2013.	Same Portfolio Manager

Investment Advisers

Westfield, a Delaware limited partnership located at One Financial Center, Boston, Massachusetts 02111, is an investment adviser registered with the SEC. Westfield serves both as the investment adviser to the Target Fund and as the investment subadviser to the Acquiring Fund. As of December 31, 2021, Westfield had approximately $17 billion in assets under management.

Harbor Capital, a corporation organized under the laws of Delaware, located at 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606-4302, is the investment adviser to the Acquiring Fund. Harbor Capital employs a “manager-of-managers” approach in selecting and overseeing subadvisers responsible for the day-to-day management of the assets of the Fund. Subject to the approval of the Acquiring Fund Board, Harbor Capital establishes, and may modify whenever deemed appropriate, the investment strategies of the Fund. Harbor Capital also is responsible for overseeing the subadviser and recommending the selection, termination and replacement of subadvisers. Harbor Capital is a wholly owned subsidiary of ORIX Corporation (“ORIX”), a global financial services company based in Tokyo, Japan. ORIX provides a range of financial services to corporate and retail customers around the world, including financing, leasing, real estate and investment banking services. The stock of ORIX trades publicly on both the New York (through American Depositary Receipts) and Tokyo Stock Exchanges. The combined assets of Acquiring Fund Trust and other products managed by Harbor Capital were approximately $63.6 billion as of December 31, 2021.

For their services as investment advisers, Westfield and Harbor Capital are entitled to receive the following annual investment advisory fees, calculated daily and paid monthly as a percentage of average daily net assets:

Target Fund Annual Advisory Fee (as a % of Average Daily Net Assets)	Acquiring Fund Annual Advisory Fee (as a % of Average Daily Net Assets)
0.75%	0.50%

Pursuant to the Investment Advisory Agreement between the Acquiring Fund Trust and Harbor Capital with respect to the Acquiring Fund, and subject to the general supervision of the Acquiring Fund Board, Harbor Capital provides or causes to be furnished, all supervisory and other services reasonably necessary for the

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operation of the Acquiring Fund and also bears the costs of various third-party services required by the Acquiring Fund, including administration, certain custody, audit, legal, transfer agency, and printing costs. Harbor Capital pays all other expenses of the Acquiring Fund except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Acquiring Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Acquiring Fund; (vii) costs of holding shareholder meetings; (viii) any gains or losses attributable to investments under a deferred compensation plan for Trustees who are not “interested persons” of the Acquiring Fund Trust; and (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business. Harbor Capital pays a subadvisory fee to Westfield out of its own assets. The Acquiring Fund is not responsible for paying any portion of the subadvisory fee to Westfield.

Portfolio Manager

William A. Muggia, the portfolio manager for the Target Fund, will serve as the portfolio manager of the Acquiring Fund if the Reorganization is approved. William A. Muggia, President, Chief Executive Officer and Chief Investment Officer of Westfield, has been with Westfield since 1994. He covers Healthcare and Energy, as well as provides overall market strategy. Mr. Muggia holds an MBA from the Harvard Business School and a BA from Middlebury College.

For more information about the management of the Target Fund, please refer to the “Investment Adviser” and “Portfolio Manager” sections of the Target Fund Prospectus, which is incorporated herein by reference, and to the “The Adviser” and “Portfolio Manager” sections of the Target Fund’s SAI, which is incorporated by reference into the SAI related to this Proxy Statement/Prospectus. The SAI for the Acquiring Fund related to this Proxy Statement/Prospectus provides additional information about the portfolio managers’ compensation, other accounts managed by them, and their ownership of securities of the Acquiring Fund. A discussion regarding the basis for the Target Fund Board’s approval of the investment advisory agreement for the Target Fund may be found in the Target Fund’s October 31, 2021 annual report to shareholders. A discussion regarding the basis for the Acquiring Fund Board’s approval of the investment advisory agreement and investment subadvisory agreement for the Acquiring Fund will be available in the Acquiring Fund’s first shareholder report following commencement of operations.

Management Services. Subject to the approval of the Acquiring Fund Board, Harbor Capital is responsible for establishing the investment policies, strategies and guidelines for the Acquiring Fund, and for recommending modifications to those policies, strategies and guidelines whenever Harbor Capital deems modifications to be necessary or appropriate. Harbor Capital is also responsible for providing, either through itself or through a subadviser selected, paid and supervised by Harbor Capital, investment research, and advice, and for furnishing continuously an investment program for the Acquiring Fund consistent with the investment objectives and policies of the Acquiring Fund.

Selection and Oversight of Subadvisers. Harbor Capital is responsible for the subadviser(s) it selects to manage the assets of the Acquiring Fund and for recommending to the Acquiring Fund Board the hiring, termination and replacement of subadvisers. Harbor Capital is responsible for overseeing Westfield and for reporting to the Acquiring Fund Board periodically on the Acquiring Fund’s and Westfield’s performance. Harbor Capital normally utilizes both qualitative and quantitative analysis to evaluate existing and prospective subadvisers, including through reviews and assessments of (i) the subadviser’s investment process, personnel and investment staff; (ii) the subadviser’s investment research capabilities; (iii) the subadviser’s ownership and organization structures; (iv) the subadviser’s legal, compliance and operational infrastructure; (v) the subadviser’s brokerage practices; (vi) any material changes in the subadviser’s business, operations or staffing; (vii) the performance of the Acquiring Fund and Westfield relative to benchmark and peers; (viii) the Acquiring Fund’s portfolio characteristics, and (ix) the composition of the Acquiring Fund’s portfolio.

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Legal, Compliance, Financial and Administrative Services. Harbor Capital is responsible for regularly providing various other services on behalf of the Acquiring Fund, including, but not limited to: (i) providing the Acquiring Fund with office space, facilities, equipment and personnel as Harbor Capital deems necessary to provide for the effective administration of the affairs of the Acquiring Fund, including providing from among Harbor Capital’s directors, officers and employees, persons to serve as interested trustee(s), officers and employees of the Acquiring Fund Trust and paying the salaries of such persons; (ii) coordinating and overseeing the services provided by the Acquiring Fund’s transfer agent, custodian, legal counsel and independent auditors; (iii) coordinating and overseeing the preparation and production of meeting materials for the Acquiring Fund Board, as well as such other materials as the Acquiring Fund Board may from time to time reasonably request; (iv) coordinating and overseeing the preparation and filing with the SEC of registration statements, notices, shareholder reports, proxy statements and other material for the Acquiring Fund required to be filed under applicable laws; (v) developing and implementing procedures for monitoring compliance with the Acquiring Fund’s investment objectives, policies and guidelines and with applicable regulatory requirements; (vi) providing legal and regulatory support for the Acquiring Fund in connection with the administration of the affairs of the Acquiring Fund, including the assigning of matters to the Acquiring Fund’s legal counsel on behalf of the Acquiring Fund and supervising the work of such outside counsel; (vii) overseeing the determination and publication of the Acquiring Fund’s net asset value in accordance with the Acquiring Fund’s valuation policies; (viii) preparing and monitoring expense budgets for the Acquiring Fund, and reviewing the appropriateness and arranging for the payment of Acquiring Fund expenses; and (ix) furnishing to the Acquiring Fund such other administrative services as Harbor Capital deems necessary, or the Acquiring Fund Board reasonably requests, for the efficient operation of the Acquiring Fund.

Harbor Capital and Harbor Funds have received a Manager-of-Managers Order that allows Harbor Capital to hire or replace a subadviser not affiliated with Harbor Capital, such as Westfield, with the approval of the Acquiring Fund Board but without the approval of shareholders. In addition, Harbor Capital may enter into new subadvisory agreements and materially modify existing subadvisory agreements with unaffiliated subadvisers, in each case without obtaining shareholder approval. If a new unaffiliated subadviser is hired for the Acquiring Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Acquiring Fund greater flexibility, enabling it to operate more efficiently.

Custodian

Brown Brothers Harriman & Co., located at 40 Water Street, Boston, Massachusetts 02109-3661, provides custodian services for the securities and cash of the Target Fund. State Street Bank and Trust Company, located at State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111, provides custodian services for the securities and cash of the Acquiring Fund.

Administrator

SEI Investments Global Funds Services (“SEI”), a Delaware statutory trust, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Target Fund’s administrator. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in SEI. SEI provides the Target Fund Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

Harbor Capital provides various administrative services to the Acquiring Fund, including preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Acquiring Fund Board. Harbor Capital will not charge a separate administration fee for these services.

Transfer Agent

DST Systems, Inc., located at 333 West 11th Street, Kansas City, Missouri 64105, serves as the Target Fund’s transfer agent and dividend disbursing agent.

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State Street Bank and Trust Company, located at State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111, serves as transfer agent to the Acquiring Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, located at Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as the Target Fund’s independent registered public accounting firm. Ernst & Young LLP, located at 155 North Wacker Drive, Chicago, IL 60606, serves as the Acquiring Fund’s independent registered public accounting firm.

Comparison of Share Classes and Distribution Arrangements

Target Fund shareholders will receive shares of the Acquiring Fund in connection with the Reorganization as described below. The following section describes the different distribution arrangements and eligibility requirements of the Funds.

Distribution of Target Fund and Acquiring Fund shares

SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments and an affiliate of SEI Investments Global Funds Services, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, acts as the principal underwriter and distributor of the shares of the Target Fund pursuant to a written agreement. Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101, serves as the principal underwriter and distributor of the shares of the Acquiring Fund pursuant to a written agreement.

Class Structure

The Target Fund has two classes of shares: Institutional Class Shares and Investor Class Shares. The Acquiring Fund, by virtue of operating in an ETF structure, will not offer multiple share classes. It is anticipated that on or about May 17, 2022, Investor Shares of the Target Fund will be converted to Institutional Shares of the Target Fund. Target Fund shareholders will receive shares of the Acquiring Fund in connection with the Reorganization.

The eligibility requirements and distribution and service fees of the Target Fund and Acquiring Fund are further described, and the material differences are highlighted, in the following sub-sections.

Distribution Plans and Service Plans. The Target Fund has not adopted a distribution plan under Rule 12b-1 under the 1940 Act. The Acquiring Fund has adopted a distribution plan under Rule 12b-1 under the 1940 Act.

Under the Acquiring Fund’s plan, the Acquiring Fund is authorized to pay distribution and service fees to Foreside Fund Services, LLC for the sale, distribution and servicing of shares. No Rule 12b-1 fees are currently paid by the Acquiring Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Acquiring Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund may cost you more than certain other types of sales charges.

For more information about the distribution of Target Fund shares, please refer to the “Dividends and Distributions” section of the Target Fund Prospectus, which is incorporated herein by reference.

Comparison of Eligibility, Purchase, Redemption and Exchange Procedures

The Target Fund and the Acquiring Fund have different procedures for purchasing and redeeming shares, which are summarized below. You may refer to Appendix C “Shareholder Information/Shareholder and Account Policies” for more information regarding the shares of the Acquiring Fund. The Target Fund Prospectus provides information under the sections entitled “Purchasing and Selling Fund Shares” with respect to the procedures applicable to purchases, exchanges, and sales of the shares of the Target Fund.

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Acquiring Fund

Most investors will buy and sell shares of the Acquiring Fund in secondary market transactions through brokers. Shares of the Acquiring Fund will be listed and traded on the secondary market on NYSE Arca, Inc. The Acquiring Fund issues and redeems shares only in Creation Units at the NAV per share next determined after receipt of an order from an authorized participant. Authorized participants must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Only authorized participants may acquire shares directly from the Fund, and only authorized participants may tender their shares for redemption directly to the Fund, at NAV. Once created, shares trade in the secondary market in quantities less than a Creation Unit.

These transactions are made at market prices that may vary throughout the day and may be greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). As a result, you may pay more than NAV when you purchase shares, and receive less than NAV when you sell shares, in the secondary market. If you buy or sell shares in the secondary market, you will generally incur customary brokerage commissions and charges and you may also incur the cost of the spread between the price at which a dealer will buy shares of the Fund and the somewhat higher price at which a dealer will sell shares. Due to such commissions and charges and spread costs, frequent trading may detract significantly from investment returns.

The Fund may impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares. Information about the procedures regarding creation and redemption of Creation Units and the applicable transaction fees is included in the Statement of Additional Information.

The Acquiring Fund does not provide for the exchange of shares.

Target Fund

The Target Fund’s Institutional Class Shares are sold without any sales charges and are available for purchase with a minimum initial investment of $50,000. The Target Fund’s Investor Class Shares are sold without any sales charges and are available for purchase with a minimum initial investment of $2,500 and $1,500 for individual retirement accounts. The Target Fund’s Investor Class Shares are also subject to a shareholder servicing fee in an annual amount not to exceed 0.25% based on the average daily net assets of the Fund’s Investor Class Shares. Additional information about the eligibility requirements to purchase the Target Fund’s shares is available in its Prospectus, which is incorporated herein by reference.

An investor may purchase shares directly from the Target Fund through its transfer agent or through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers.

Shareholders of the Target Fund may redeem shares, if held directly, on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Westfield Capital Dividend Growth Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westfield Capital Dividend Growth Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or by telephone at 1-866-454-0738.

If a shareholder of the Target Fund owns shares through an account with a broker or other institution, the shareholder must contact that broker or institution to sell shares. A broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

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The Target Fund may involuntarily redeem a shareholder’s shares if the shareholder’s account balance drops below $1,000. The Target Fund generally will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Fund reserves the right to waive the minimum account balance in its sole discretion.

The Target Fund may suspend the right to sell shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

Additional information relating to redemption fees of the Target Fund is available in its Prospectus. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Prospectus.

Additional information regarding the purchase and redemption procedures of the Target Fund is available in its Prospectus. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Target Fund Prospectus.

The Target Fund does not provide for the exchange of shares.

Investment Minimums

The Target Fund’s Institutional Shares have an initial investment minimum of $50,000, and the Target Fund’s Investor Shares have an initial investment minimum of $2,500 ($1,000 for individual retirement accounts). Neither of the Target Fund’s share classes have subsequent investment minimums. The Acquiring Fund does not have an investment minimum. If you purchase shares through an intermediary, different minimum account requirements may apply.

Frequent or Short-Term Trading Policies

Excessive or short-term trading can disrupt the management of a fund, negatively affect a fund’s performance, and increase expenses for all of a fund’s shareholders. The Acquiring Fund accommodates frequent purchases and redemptions of Creation Units by authorized participants and does not place a limit on purchases or redemptions of Creation Units by these investors. The Acquiring Fund reserves the right, but does not have the obligation, to reject any purchase or redemption transaction (subject to legal and regulatory limits regarding redemption transactions) at any time. In addition, the Acquiring Fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

The Target Fund has policies and procedures to discourage excessive or short-term trading. Shareholders of the Target Fund are restricted from making more than four “round trips” into or out of the Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Target Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Target Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund or a redemption out of the Fund followed by a purchase into the Fund within a 30-day period, of an amount Westfield reasonably believes would be harmful or disruptive to the Fund. Additionally, the Target Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Target Fund or Westfield reasonably believes that the trading activity would be harmful or disruptive to the Target Fund. Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Target Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Target Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Target Fund. If the Target Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Target Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Target Fund or its service providers determine that the trading activity of any

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customer may be detrimental to the Target Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Target Fund by that customer. A further description of the Target Fund’s policies related to deterring excessive short term trading activity can be found in its Prospectus. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Target Fund Prospectus.

Comparison of Dividend and Distribution Policies and Fiscal Years

Dividend and Distribution Policies

The Target Fund declares and distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. The Acquiring Fund expects to distribute all or substantially all of its net investment income and realized capital gains, if any, each year. The Acquiring Fund declares and pays any dividends from net income and capital gains at least annually in December. The Acquiring Fund may also pay dividends and capital gain distributions at other times, if necessary, to avoid federal income or excise tax. The Acquiring Fund expects distributions, if any, to be from net investment income and/or capital gains. If a shareholder purchased shares in the secondary market, the shareholder’s broker is responsible for distributing the income and capital gains distributions to the shareholder. Distributions may be taxed as ordinary income or capital gains.

Additional information regarding the dividend and distribution policies of the Target Fund is available in its Prospectus. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Target Fund Prospectus. Additional information regarding the dividend and distribution policies of the Acquiring Fund is contained in Appendix C.

Fiscal Year

The Target Fund’s and Acquiring Fund’s fiscal year end is October 31.

Comparison of Business Structures, Shareholder Rights and Applicable Law

The Target Fund is a series of the Target Fund Trust, an open-end investment company organized as a Massachusetts voluntary association (commonly known as a business trust) and governed by its Amended and Restated Agreement and Declaration of Trust and By-laws. The Acquiring Fund is a series of the Acquiring Fund Trust, an open-end investment company organized as a Delaware statutory trust and governed by its Agreement and Declaration of Trust and By-Laws. Copies of these documents are available to shareholders without charge upon written request to the applicable Fund. Both the Target Fund Trust and Acquiring Fund Trust also must adhere to the 1940 Act, the rules and regulations promulgated by the Commission thereunder, and any applicable state securities laws.

The governing instruments have certain similar provisions, however there are differences that might impact how each Fund is governed. The below table summarizes certain principal differences between the Agreement and Declaration of Trust and By-laws of the Target Fund Trust and that of the Acquiring Fund Trust, which are in each case subject to any other applicable provision of the governing instruments of the relevant Fund and applicable law. The below table is not a complete description of the Target Fund Trust’s and Acquiring Fund Trust’s governing documents. Further information about the Target Fund’s governance structure is contained in the Target Fund’s SAI and further information about the Acquiring Fund’s governance structure is included in

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the SAI relating to this Proxy Statement/Prospectus. In addition, the governing documents of the Target Fund Trust and Acquiring Fund Trust are on file with the SEC.

	Target Fund Trust	Acquiring Fund Trust
Shareholder Voting Rights

The Target Fund shareholders have the power to vote only:

(i) for the election or removal of the Target Fund Board trustees;

(ii) with respect to any investment adviser to the extent shareholder approval is required by the 1940 Act;

(iii) with respect to any termination of the Target Fund Trust or any series of the Target Fund Trust to the extent provided in the Target Fund Trust’s “Termination of the Trust or a Fund” section below;

(iv) with respect to any amendment of the Target Fund Trust’s Declaration of Trust except for amendments having the purpose of changing the name of the Target Fund Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Target Fund Trust’s Declaration of Trust;

(v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Target Fund Trust or the shareholders; and

(vi) with respect to such additional matters relating to Target Fund Trust as may be required by law, by the Target Fund Trust’s Declaration of Trust, by the Target Fund Trust’s By-Laws or by any registration of Target Fund Trust with the SEC or any state, or as the Trustees may consider necessary or desirable.

The Acquiring Fund shareholders have the power to vote only:

(i) for the election or removal of trustees;

(ii) with respect to any investment advisory or management contract to the extent shareholder approval is required by the 1940 Act;

(iii) with respect to the amendment of the Acquiring Fund Trust’s Declaration of Trust to the extent provided in the Acquiring Fund Trust’s “Amendments to Declaration of Trust” section below; and

(iv) with respect to such additional matters relating to the Acquiring Fund Trust as may be required or authorized by law, the Acquiring Fund Trust’s Declaration of Trust, or the Acquiring Fund Trust’s By-laws or any registration of the Acquiring Fund Trust with the SEC or any State, or as the trustees may consider desirable.

Quorum	A majority of the shares entitled to vote shall be a quorum.	One-third of the shares entitled to vote shall be a quorum.
Removal of Trustees

Any of the trustees may be removed with or without cause by the affirmative vote of the shareholders of a majority of the shares entitled to vote, or a majority of trustees then in office, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, provided that the number of trustees on the Target

Any trustee may be removed with or without cause at any meeting of the shareholders by a vote of at least two-thirds of the outstanding shares, or by a written instrument signed by at least a majority of the then trustees, specifying the effective date of removal.

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	Target Fund Trust	Acquiring Fund Trust
Fund Board not be less than the number required by the Target Fund Trust’s Declaration of Trust.
Investment Adviser	Any contract for advisory services shall be subject to such shareholder approval as is required by the 1940 Act.

Subject to a majority shareholder vote (only to the extent shareholder approval is required by the 1940 Act, giving effect to any related exemptive rules, orders or interpretive positions of the SEC or its staff), the trustees may enter into one or more investment advisory contracts on behalf of the Acquiring Fund Trust or any series, providing for investment advisory services, statistical and research facilities and services, and other facilities and services to be furnished to the Acquiring Fund Trust or series on terms and conditions acceptable to the trustees.

Consolidation or Merger of a Fund

Any one or more series of the Target Fund Trust created on or after February 18, 2004 (including the Target Fund) may, either as the successor, survivor or non-survivor, (1) consolidate or merge with one or more other trusts, partnerships, associations or corporations, including any series or class thereof, organized under the laws of the Commonwealth of Massachusetts or any other state of the United States; or (2) transfer a substantial portion of its assets to one or more other trusts, partnerships, associations or corporations, including any series or class thereof, organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Target Fund Board and entered into by the relevant series in connection therewith. Any such consolidation, merger or transfer may be authorized by vote of a majority of the trustees of the Target Fund Board then in office without the approval of shareholders of any series.

The Acquiring Fund Trust or any series or class thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or a portion of the Acquiring Fund Trust property or Acquiring Fund Trust property allocated or belonging to such series or class, including its good will, upon such terms and conditions and for such consideration when and as authorized by the trustees without the vote or consent of shareholders. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the trustees.

Termination of the Trust or a Fund

The Target Fund Trust may be terminated at any time by vote of shareholders holding at least a majority of the shares entitled to vote or by the trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of

The Acquiring Fund Trust or any series or class thereof may be terminated (i) by majority shareholder vote of the Acquiring Fund Trust, each series affected, or each class affected, as the case may be; or (ii) without the vote or consent of shareholders by a

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	Target Fund Trust	Acquiring Fund Trust
	shareholders holding at least a majority of the shares of such series entitled to vote or by the trustees by written notice to the shareholders of such series.	majority of the trustees either at a meeting or by written consent (and the trustees shall provide written notice to the affected shareholders of a termination).
Liability of Shareholders

Neither the Target Fund Trust nor the trustees, nor any officer, employee or agent of the Target Fund Trust has any power to bind personally any shareholder, nor, except as specifically provided in the Target Fund Trust’s Declaration of Trust, to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay.

All persons extending credit to, contracting with or having any claim against the Target Fund Trust or a particular series of shares shall look only to the assets of the Target Fund Trust or the assets of that particular series of shares for payment under such credit, contract or claim; and neither the shareholders nor the trustees, nor any of the Target Fund Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer shall give notice that the Target Fund Trust’s Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Target Fund Trust or by them as trustees or trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the shareholders individually but are binding only upon the assets and property of the trust, and may contain such further recital as he or she or they may deem appropriate, but the omission thereof shall not operate to bind any trustees or trustee or officers or officer or shareholders or shareholder individually.

No shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Acquiring Fund Trust or any series. Neither the Acquiring Fund Trust nor the trustees shall have any power to bind any shareholder personally or to demand payment from any shareholder for anything, other than as agreed by the shareholder. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware. Every written obligation of the Acquiring Fund Trust or any series shall contain a statement to the effect that such obligation may only be enforced against the assets of the appropriate series or all series; however, the omission of such statement shall not operate to bind or create personal liability for any shareholder or trustee.

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	Target Fund Trust	Acquiring Fund Trust
Liability of Directors/Trustees and Officers

The trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or administrator, principal underwriter or custodian, nor shall any trustee be responsible for the act or omission of any other trustee, but the trustee shall not be protected against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Acquiring Fund Trust, the trustees and officers of the Acquiring Fund Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser or independent contractor of the Acquiring Fund Trust, but nothing contained in the Acquiring Fund Trust’s Declaration of Trust or in the Delaware Statutory Trust Act shall protect any trustee or officer of the Acquiring Fund Trust against liability to the Acquiring Fund Trust or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Derivative and Other Actions; Jurisdiction

As noted above, shareholders have the power to vote only to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Target Fund Trust or the shareholders.

The Target Fund Trust’s Declaration of Trust is to be governed by and construed and administered according to the laws of the Commonwealth of Massachusetts, but does not contain a forum selection provision.

In accordance with Section 3804(e) of the Delaware Statutory Trust Act, any suit, action or proceeding brought by or in the right of any shareholder or any person claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, the Acquiring Fund Trust’s By-Laws or the Trust, any series or class or any shares, including any claim of any nature against the Acquiring Fund Trust, any series or class, the trustees or officers or employees of the Acquiring Fund Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, and provided, however, that any claims, suits, actions or proceedings arising under the Securities Act of 1933, as amended, shall be exclusively brought in the federal district courts of the United States of America.

Amendments to Declaration of Trust

The Target Fund Trust’s Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then trustees when authorized to do so by a vote of shareholders holding a majority of the shares entitled to vote, except that an amendment

The trustees may, without any shareholder vote, amend or otherwise supplement the Acquiring Fund Trust’s Declaration of Trust; provided, that shareholders shall have the right to vote on any amendment (a) which would affect the voting rights of shareholders

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	Target Fund Trust	Acquiring Fund Trust

which shall affect the holders of one or more series or classes of shares but not the holders of all outstanding series as classes shall be authorized by vote of the shareholders holding a majority of the shares entitled to vote of each series or classes affected and no vote of shareholders of a series or classes not affected shall be required. Amendments having the purpose of changing the name of the Target Fund Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained in the Target Fund Trust’s Declaration of Trust shall not require authorization by shareholder vote.

listed above, (b) to the section of the Acquiring Fund Trust’s Declaration of Trust relating to amendments to such Declaration of Trust, (c) required to be approved by shareholders by law or by the Acquiring Fund Trust’s registration statement(s) filed with the SEC, and (d) submitted to them by the trustees in their discretion. Any amendment submitted to shareholders which the trustees determine would affect the shareholders of any series shall be authorized by a majority vote of the shareholders of such series and no vote shall be required of shareholders of a series not affected. Notwithstanding anything else in the Acquiring Fund Trust’s Declaration of Trust, any amendment which would have the effect of reducing the indemnification and other rights provided thereby to trustees, officers, employees, and agents of the Acquiring Fund Trust or to shareholders or former shareholders, and any repeal or amendment of this sentence shall each require the affirmative vote of the holders of two-thirds of the outstanding shares of the Acquiring Fund Trust entitled to vote thereon.

Amendments to By-Laws

The Target Fund Trust’s By-Laws may be amended or repealed, in whole or in part, by a majority of the trustees then in office at any meeting of the trustees, or by one or more writings signed by such majority.

The Acquiring Fund Trust’s By-laws, or any of them, may be altered, amended or repealed, or new By-laws may be adopted by (a) vote of a majority of the outstanding shares voting in person or by proxy at a meeting of shareholders and entitled to vote or (b) by the trustees, provided, however, that no By-law may be amended, adopted or repealed by the trustees if such amendment, adoption or repeal requires, pursuant to law, the Acquiring Fund Trust’s Declaration of Trust or By-laws, a vote of the shareholders.

Annual Meeting	The annual meeting of the shareholders shall be at such time and on such date in each year as the president or trustees may from time to time determine.	There is no regular annual meeting of shareholders.
Special Meetings

A special meeting of the shareholders may be called at any time by the trustees, by the president or, if the trustees and the president shall fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 25% of all shares issued and

Special meetings of the shareholders of the Acquiring Fund Trust or any series or class may be called by the trustees and shall be called by the trustees upon the written request of shareholders owning at least ten percent of the outstanding shares of the Acquiring Fund Trust or any series or class entitled to vote.

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	Target Fund Trust	Acquiring Fund Trust
outstanding and entitled to vote at the meeting, then such shareholders may call such meeting.
Inspection of Records	The Target Fund Trust’s organizational documents contain no provisions relating to the inspection of records.	The records of the Acquiring Fund Trust shall be open to inspection by shareholders to the same extent as is permitted shareholders of a Delaware business corporation.

Board Considerations

At a meeting of the Target Fund Board held on February 22, 2022 (the “February Meeting”), the Target Fund Board considered the Reorganization, with the advice and assistance of fund counsel and independent legal counsel to the Target Fund trustees who are not interested persons of the Target Fund Trust, as that term is defined in the 1940 Act (“Independent Trustees”). In advance of the February Meeting, Westfield and Harbor Capital provided background materials, analyses and other information to the Target Fund Board regarding, among other things, the information discussed below, including responses to specific requests by the Target Fund Board. At the February Meeting, the Target Fund Board received presentations from Westfield and Harbor Capital and reviewed the terms of the Plan, noting that the Reorganization would be submitted to the Target Fund’s shareholders for approval. Westfield and Harbor each also responded to questions raised by the Target Fund Board at the February Meeting.

After the Target Fund Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Target Fund Board considered relevant to its deliberations, the Target Fund Board, including the Target Fund Independent Trustees, unanimously approved the Reorganization. The Target Fund Board, including the Target Fund Independent Trustees, also unanimously determined that participation by the Target Fund in the Reorganization would be in the best interests of the Target Fund and that the interests of existing shareholders of the Target Fund would not be diluted as a result of the Reorganization.

In making these determinations, the Target Fund Board, including all of the Target Fund Independent Trustees, considered a number of factors, including the potential benefits and costs of the Reorganization to the shareholders of the Target Fund. In its deliberations, the Target Fund Board did not identify any particular factor or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and individual trustees may have attributed different weights to various factors. These considerations included the following:

•

The Acquiring Fund is expected to have the same investment objective, and substantially the same investment policies, strategies, restrictions and risks as the Target Fund, other than risks inherent to operating as an ETF.

•

Current shareholders will experience continuity of investment service as Westfield, which is the current investment adviser to the Target Fund, will serve as the investment sub-adviser to the Acquiring Fund and the portfolio manager of the Target Fund will also serve as the portfolio manager of the Acquiring Fund. The Target Fund Board also considered Westfield and Harbor’s representation that a Reorganization will not result in any decline in the level of services from the level of services that historically have been provided to the Target Fund.

•

Neither the Target Fund nor the Acquiring Fund will bear any costs relating to the Reorganization except that the Target Fund may bear any portfolio repositioning costs required in connection with the Reorganization, although Westfield and Harbor Capital have informed the Target Fund Board that there is no current expectation that the Target Fund’s portfolio will need to be repositioned in connection with the Reorganization.

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•	The Acquiring Fund will have a lower investment advisory fee and net expense ratio than either share class of the Target Fund.
•

Shareholders of the Target Fund must have a brokerage account that is permitted to hold ETF shares in order to receive shares of the Acquiring Fund and the Acquiring Fund’s commitment to engage a stock transfer agent to hold the Acquiring Fund shares for each Target Fund shareholder who does not have an appropriate brokerage account at the time of the Reorganization to provide additional time after the date of the Reorganization for such shareholders to establish brokerage accounts.

•	The Reorganization is intended to be a tax-free reorganization.
•

Harbor Capital’s confirmation that it does not expect that using the Acquiring Fund’s valuation procedures to value the Target Fund’s assets would result in Target Fund shareholders receiving Acquiring Fund shares that have a value different than the value of their Target Fund shares immediately before the Reorganization.

•

Because the Acquiring Fund does not issue fractional shares, the provisions in the Plan providing for the Target Fund shareholders to receive the cash value of their fractional Target Fund shares at the NAV of the Target Fund determined as of the Valuation Time (as defined below), which may be a taxable event for shareholders.

•	Shareholders of the Target Fund may redeem their shares of the Target Fund prior to the Reorganization if the shareholders do not wish to hold shares of an ETF.
•	Current shareholders of the Target Fund may benefit from the potential for greater tax efficiency and trading efficiency with the ETF structure.
•	The reasonableness of the terms and conditions in the Plan.

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The Proposed Reorganization

Agreement and Plan of Reorganization

If approved by shareholders of the Target Fund, the Reorganization of the Target Fund into the Acquiring Fund is expected to occur upon the close of business (5:00 pm Eastern Time) on May 20, 2022, or such other date as the parties may agree.

The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. The Plan is attached as Appendix A to this Proxy Statement/Prospectus.

The Plan provides that the Target Fund will convey to the Acquiring Fund all of its properties and assets and its existing liabilities as reflected in the Target Fund’s statement of assets and liabilities as of the close of the NYSE (normally 4:00 pm Eastern Time) on the Closing Date (the “Valuation Time”). In consideration, the Acquiring Fund will deliver to the Target Fund shares of the Acquiring Fund having an aggregate NAV equal to the aggregate value of the net assets of the Target Fund, as determined pursuant to the terms of the Plan. Target Fund shareholders will receive cash in lieu of fractional Acquiring Fund Shares. Immediately after the transfer of its property, assets and existing liabilities, the Target Fund will distribute (a) shares of the Acquiring Fund received by the Target Fund, on a pro rata basis, to holders of each class of shares of the Target Fund and (b) cash to holders of each class of shares of the Target Fund in lieu of fractional Acquiring Fund Shares, in redemption of all outstanding shares of the Target Fund and in complete liquidation and termination of the Target Fund. Harbor Capital has agreed to assume any liabilities of the Target Fund not stated in the Target Fund’s statement of assets and liabilities.

At the Valuation Time, the Target Fund’s assets will be valued pursuant to the Acquiring Fund Trust’s valuation procedures, which are virtually identical to the Target Fund Trust’s valuation procedures as it relates to the securities held by the Target Fund. The net asset value of the shares you hold is not expected to change as a result of the Reorganization because both Funds’ valuation procedures provide that (i) equity securities listed on a U.S. exchange will normally be valued using the last sale price on the exchange in which they are principally traded and (ii) securities listed on the National Association of Securities Dealers Automated Quotation system (NASDAQ) will be valued at the NASDAQ Official Closing Price. Accordingly, Westfield and Harbor Capital expect that any change in the valuation of the Target Fund’s assets immediately prior to the Closing using the Acquiring Fund Trust’s valuation procedures rather than the Target Fund Trust’s valuation procedures would likely not have a material impact on the Target Fund’s NAV.

Shares of the Acquiring Fund will be transferred to each Target Fund shareholder’s brokerage account. While there are not currently expected to be any such shares, it is anticipated that if a shareholder does not hold their shares of the Target Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization, Acquiring Fund shares received in the Reorganization will be held by a stock transfer agent designated by the Acquiring Fund until a brokerage account is identified into which the shares can be transferred. If Acquiring Fund shares are not transferred into a brokerage account within a specified period of time from the date of the Reorganization, the Acquiring Fund shares will be converted to cash and the cash proceeds sent to the accountholder of record (subject to applicable federal or state laws concerning unclaimed property). The conversion of Acquiring Fund shares to cash may be subject to fees and expenses and will be a taxable event.

The Plan contains a number of representations and warranties made by the Target Fund Trust to the Acquiring Fund Trust related to, among other things, its legal status, compliance with laws and regulations and financial position and similar representations and warranties made by the Acquiring Fund Trust to the Target Fund Trust. The Plan contains a number of conditions precedent that must occur before either the Target Fund Trust or Acquiring Fund Trust is obligated to proceed with the Reorganization. These include, among others, that: (1) the shareholders of the Target Fund approve the Plan; and (2) both the Target Fund Trust and Acquiring Fund Trust

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receive from Dechert LLP the tax opinion discussed below under “Federal Income Tax Consequences of the Reorganization.”

Under the Plan, the Target Fund Trust and Acquiring Fund Trust may agree to terminate and abandon the Reorganization at any time before or after the approval of shareholders of the Target Fund, or either the Target Fund Trust or Acquiring Fund Trust may terminate and abandon the Reorganization if certain conditions required under the Plan have not been satisfied.

Approval of the Reorganization requires a “1940 Act Majority,” which is the affirmative vote of 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Target Fund, whichever is less. See the section of this Proxy Statement/Prospectus entitled “Voting Information” for more information.

If the Reorganization is approved, Target Fund shareholders who do not wish to have their Target Fund shares exchanged for shares of the Acquiring Fund as part of the Reorganization should consider redeeming their shares prior to the consummation of the Reorganization. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Description of the Securities to be Issued

Shareholders of the Target Fund will receive shares of the Acquiring Fund in accordance with the procedures provided for in the Plan. The number of shares that the Target Fund’s shareholders will receive will be based on the relative net asset values (“NAVs”) of the Target Fund and the Acquiring Fund as of the Valuation Time. The shares to be issued in connection with the Reorganization will be fully paid and non-assessable and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

Each share of the Acquiring Fund represents an equal proportionate interest with each other share of the Fund. Neither the Target Fund Trust nor the Acquiring Fund Trust holds annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholder meeting for the election of Trustees.

Federal Income Tax Consequences of the Reorganization

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

Each Fund has qualified since its inception, or if newly organized, intends to qualify for treatment as a “regulated investment company” under Subchapter M of Chapter 1 of the Code.

As a condition to Closing, Dechert LLP will render an opinion to the Target Fund and the Acquiring Fund substantially to the effect that, for federal income tax purposes:

•

The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

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•

No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Target Fund assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Target Fund’s existing liabilities;

•

No gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Target Fund’s existing liabilities or upon the distribution (whether actual or constructive) of such Acquiring Fund shares to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund;

•

No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund shares in the Reorganization (except with respect to cash received in lieu of fractional shares);

•

The aggregate tax basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder (reduced by any amount of tax basis allocable to fractional shares for which cash is received). The holding period of the Acquiring Fund shares received by each Target Fund shareholder will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets as of the Closing;

•

The tax basis in the hands of the Acquiring Fund of the Target Fund assets transferred to the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately prior to the Closing. The holding period of the Target Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset);

•

The Acquiring Fund will succeed to and take into account those tax attributes of the Target Fund that are described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder; and

•	The taxable year of the Target Fund will not be required to end solely as a result of the Reorganization.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, contracts described in Section 1256(b) of the Code or any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other U.S. federal tax issues (except those set forth above) and all state, local or non-U.S. tax issues of any kind.

Such opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain assumptions, limitations and representations of the Target Fund and the Acquiring Fund upon which Dechert LLP will rely in rendering its opinion. A copy of the opinion will be filed with the SEC following the Reorganization and will then be available for public inspection. See “Where to find additional information about the funds.”

Neither the Target Fund nor the Acquiring Fund has requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganization. Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it received.

Dividends or Other Distributions. The Target Fund may declare one or more dividends or other distributions prior to the Closing as the Fund deems necessary or desirable, including in accordance with its current dividend

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and distribution policy (see “Comparison of the Target Funds and Acquiring Funds—Comparison of Dividend and Distribution Policies and Fiscal Years” above). These distributions, if any, generally would be taxable to the Target Fund’s shareholders. If a shareholder holds shares of the Target Fund in a non-taxable account, distributions with respect to those shares will not be taxable to the shareholder if the amount distributed remains in the nontaxable account.

Capital Loss Carryovers. The ability of the Acquiring Fund to carry forward capital losses (if any) of the Target Fund and use such losses to offset future gains generally are not expected to be limited as a direct result of the Reorganization.

General. This discussion is only a general summary of certain federal income tax consequences. The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. This discussion does not address any state, local or foreign tax consequences of the Reorganization. You should consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization.

Existing and Pro Forma Capitalization

The following tables show the capitalization of the Target Fund as of March 7, 2022, and of the Acquiring Fund on a pro forma combined basis (unaudited) as of March 7, 2022, giving effect to the proposed Reorganization. The following are examples of the number of shares of the Acquiring Fund that would be exchanged for the shares of the Target Fund if the Reorganization were consummated on March 7, 2022, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization occurs on the Closing Date. The Acquiring Fund is a shell fund that will commence operations on the Closing Date. The Target Fund will be the accounting survivor for financial statement purposes. The actual capitalization of the Target Fund and its share classes are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity and will depend on market conditions at the time the Reorganization is carried out.

(Target Fund)	Net Assets (000s)	Shares Outstanding (000s)	Net Asset Value per Share*
Institutional Class Shares	$147,724	11,413	$12.94
Investor Class Shares	$911	70	$12.99

(Pro Forma) (Acquiring Fund)	Net Assets (000s)	Shares Outstanding (000s)	Net Asset Value per Share*
	$148,635	11,483	$12.94

*	Per share amounts can be recalculated to the amounts disclosed herein when net assets and shares outstanding are not rounded to thousands.

The table above assumes that the Reorganization occurred on March 7, 2022. The table is for informational purposes only. No assurance can be given as to how many Acquiring Fund shares will be received by shareholders of the Target Fund on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after that date. As described previously, immediately prior to the Closing, the Target Fund’s assets will be valued pursuant to the Acquiring Fund Trust’s valuation procedures, which are virtually identical to the Target Fund Trust’s valuation procedures as it relates to the securities held by the Target Fund. The total value of your holdings is not expected to change as a result of the Reorganization because both Funds’ valuation procedures provide that (i) equity securities listed on a U.S. exchange will normally be valued using the last sale price on the exchange in which they are principally traded and (ii) securities listed on the National Association of Securities Dealers Automated Quotation system (NASDAQ)

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will be valued at the NASDAQ Official Closing Price. Accordingly, Westfield and Harbor Capital expect that any change in the valuation of the Target Fund’s assets immediately prior to the Closing using the Acquiring Fund’s valuation procedures rather than the Target Fund Trust’s valuation procedures would likely not have a material impact on the Target Fund’s NAV. Any such potential changes in value are not reflected in the table above.

Additional Information About the Funds

Financial Highlights

The Target Fund Prospectus contains additional information for the Target Fund, including its financial performance for the past five years under the heading, “Financial Highlights”, which is incorporated by reference herein in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing, and is available free of charge upon request. In addition, Appendix B to this Proxy Statement/Prospectus contains such audited “Financial Highlights” for the past five years. The Acquiring Fund has not commenced operations and, therefore, does not have financial highlights. Certain sections of the Target Fund’s most recent annual report are incorporated by reference into the SAI relating to this Proxy Statement/Prospectus.

Tax Information

Following the Reorganization, distributions you receive from the Acquiring Fund will be subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn. See Appendix C for additional tax information relating to the Acquiring Fund. See “Taxes” in the Target Fund Prospectus for more information about the tax consequences to shareholders of various transactions in shares of the Target Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Target Fund or Acquiring Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Record Date and Outstanding Shares

Target Fund

Only shareholders of record of the Target Fund at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and at any postponement or adjournment thereof.

The following table shows the total number of outstanding shares of the Target Fund as of [March 15, 2022]:

Target Fund	Number of shares outstanding
Institutional Class Shares	[ ]
Investor Class Share	[ ]

Control Persons. As of [        ], 2022, [        ] and its affiliates held of record more than 25% of the outstanding shares of the Target Fund. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. If a control person owns a sufficient number of outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other shareholders. As of [        ], 2022, the current officers and Trustees of the Target Fund Trust in the aggregate beneficially owned less than 1% of the shares of the Target Fund.

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Principal Holders. As of [    ], 2022 the persons who owned of record or beneficially 5% or more of the outstanding shares of the Target Fund are shown below. The percentage of the Acquiring Fund that would be owned by the below named shareholders of the Target Fund upon consummation of the Reorganization is expected to remain substantially the same.

Class of Shares	Name and Address	Percentage of Class
Investor	[ ]	[ ]
Institutional	[ ]	[ ]

[*	Shareholder is an officer or employee of Westfield or a family member of such a person.]

Acquiring Fund. As of the date of this Proxy Statement/Prospectus, no shares of the Acquiring Fund have been offered. Thus, as of Proxy Statement/Prospectus, the current officers and Trustees of the Acquiring Fund Trust in the aggregate beneficially owned less than 1% of the shares of the Acquiring Fund.

Voting Information

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of Target Fund’s shareholders.

Vote Required

Only shareholders of the Target Fund will vote on the Reorganization. Under the 1940 Act, approval of the Reorganization requires a “1940 Act Majority,” which is the affirmative vote of 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Target Fund, whichever is less. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

[As of March 15, 2022, approximately [    ] of the Target Fund’s shares are held by officers and employees of Westfield, family members of Westfield officers and employees, and certain other individuals known to Westfield. As Westfield expects a significant percentage of such shares to be voted in favor of the Reorganization, it is anticipated that the Reorganization will be approved at the Special Meeting.]

How is my proxy being solicited?

The Target Fund has retained AST Fund Solutions, LLC (the “Solicitor” or “AST”) to assist in the solicitation of proxies, at an estimated cost of $8,600 which will be paid by Harbor Capital. Proxies are expected to be solicited principally by mail but may also be solicited by telephone, facsimile, through the Internet, or other means of communication, including oral communications. Although representatives of the Solicitor are permitted to answer questions about the voting process and may read any recommendation set forth in this Proxy Statement/Prospectus, they are not permitted to recommend to shareholders how to vote. Proxies may also be solicited by officers, employees, and agents of Westfield. Such solicitations may be by telephone, through the Internet or otherwise.

Any telephonic solicitations will follow procedures reasonably designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholders after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form.

What happens to my proxy once I submit it?

The Board has named Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, or one or more substitutes designated by them, as proxies who are authorized to vote Target Fund shares as directed by shareholders.

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Can I revoke my proxy after I submit it?

A shareholder may revoke their proxy at any time prior to its use by filing with the Target Fund a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting virtually may vote at the Special Meeting as described herein, thereby canceling any proxy previously given.

How will my shares be voted?

If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submit your executed proxy card but do not vote on the proposal, your proxies will vote on the proposal as recommended by the Target Fund Board. If any other matter is properly presented at the Special Meeting, the persons named in the enclosed proxy card will vote your shares in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement/Prospectus was printed, the Target Fund Board knew of no matter that needed to be acted upon at the Special Meeting other than the proposal discussed in this Proxy Statement/Prospectus.

Quorum and Tabulation

Each shareholder of the Target Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. The presence of a majority of the aggregate number of outstanding shares of the Target Fund entitled to vote on the Record Date, in person (virtually) or represented by proxy, constitutes a quorum of the Target Fund’s shareholders.

Adjournments

If a quorum is not present at the Special Meeting, if there are insufficient votes to approve the proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with the organizational documents of the Target Fund and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstention

If a proxy card is properly executed and returned accompanied by instructions to withhold authority (an abstention), the shares represented thereby will be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as a vote in favor of the Reorganization. Accordingly, abstentions effectively will be a vote against the Reorganization. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Reorganization, and accordingly would have the same effect as a vote against the Reorganization. However, because the Reorganization is considered non-routine under the rules of the New York Stock Exchange and it is not expected that shareholders will be asked to vote on any proposals considered routine under those rules in connection with the Special Meeting, it is not expected that there will be any broker non-votes in connection with the Special Meeting.

Can shareholders submit proposals for a future shareholder meeting?

The Target Fund Trust is organized as a voluntary association (commonly known as a business trust) under the laws of the Commonwealth of Massachusetts. As such, the Target Fund Trust is not required to, and does not, hold annual meetings. Nonetheless, the Target Fund Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Target Fund Trust. Shareholders of the Target Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Target Fund Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the

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Target Fund’s proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

In order to help achieve the presence of a quorum at the Special Meeting, prompt execution and return of the enclosed proxy card is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your proxy card.

Where to Find Additional Information About the Funds

The Funds are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. In accordance with these laws, they each file registration statements, reports, proxy material and other information with the SEC. This information is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

For more information with respect to the Target Fund concerning the following topics, please refer to the following sections of the Target Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference: (i) see “Performance Information” sections for more information about the performance of the Target Fund; (ii) see “Investment Adviser” and “Portfolio Manager” for more information about the management of the Target Fund; (iii) see “Purchasing and Selling Fund Shares,” “Payments to Intermediaries” and “Other Policies” for more information about the purchase, redemption, exchange and pricing of shares information of the Target Fund; (iv) see “Dividends and Distributions” and “Taxes” for more information about the Target Fund’s policy with respect to dividends and distributions and tax consequences to shareholders of various transactions in shares of the Target Fund; and (vi) see “Financial Highlights” for more information about the Target Fund’s financial performance.

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Appendix A—Agreement and Plan of Reorganization

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) dated as of [    ], by and between: (i) The Advisors’ Inner Circle Fund II, a voluntary association (commonly known as a business trust) organized under the laws of Massachusetts (“Target Fund Trust”), on behalf of its series, Westfield Capital Dividend Growth Fund (the “Target Fund”); and (ii) Harbor ETF Trust, a statutory trust organized under the laws of Delaware (“Acquiring Fund Trust”), on behalf of its series, Harbor Dividend Growth Leaders ETF (the “Acquiring Fund”) (collectively, the “Parties” and each a “Party”). Westfield Capital Management Company, L.P., a Delaware limited partnership (“Target Fund Adviser”), joins this Agreement solely for purposes of paragraphs 9.2, 10.1, 10.5, 10.13 and 10.14 and Article VII; and Harbor Capital Advisors, Inc., a Delaware corporation (“Acquiring Fund Adviser”), joins this Agreement solely for purposes of paragraphs 1.3, 6.1(f), 9.2, 10.1, 10.5, 10.13 and 10.14 and Article VII (and are thereby “Parties” with respect to such provisions). Other than the Acquiring Fund and the Target Fund, no other series of either the Acquiring Fund Trust or the Target Fund Trust are parties to this Agreement. Capitalized terms not otherwise defined herein shall have the meaning set forth in Article XI hereof.

RECITALS:

A.        The Target Fund and the Acquiring Fund are each separate series of separate open-end, registered investment companies of the management type registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

B.        The Target Fund and the Acquiring Fund are each authorized to issue shares of beneficial interest, and the Target Fund owns securities that generally have assets of the type and character in which the Acquiring Fund is permitted to invest.

C.        As of the date of this Agreement, the Target Fund has two classes of shares: Investor Class Shares and Institutional Class Shares. It is currently expected that, on or about May 17, 2002, all issued and outstanding Investor Class Shares of the Target Fund will be converted into Institutional Class Shares. As a result, the Target Fund is expected to offer only Institutional Class Shares as of the Valuation Time.

D.        The Acquiring Fund currently has no assets and has carried on no business activities prior to the date hereof and will have had no assets and will have carried on no business activities prior to the consummation of the transactions described herein, other than holding a de minimis amount of assets or conducting business activities, in each case as necessary to complete the transactions contemplated hereby.

E.        The Parties wish to conclude a business combination transaction under the terms set forth in this Agreement in which: (1) all of the Target Fund Assets (as defined below) will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the Target Fund Liabilities; and (2) immediately thereafter (a) the number of shares of the Acquiring

Fund determined in paragraph 2.3 received by the Target Fund will be distributed pro rata to holders of shares of the Target Fund (“Target Fund Shareholders”) and (b) cash will be distributed to Target Fund Shareholders in lieu of fractional Acquiring Fund Shares, in redemption of all outstanding shares of the Target Fund and in complete liquidation and termination of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

F.        The Parties intend (1) the Reorganization to be treated as a reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, and (2) this Agreement to be, and adopt it as, a plan of reorganization within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder.

G.        The Board of Trustees of Target Fund Trust (the “Target Fund Trust Board”), including a majority of trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) (“Independent Trustees”) of Target Fund Trust, has determined with respect to the Target Fund that: (1) participation in the Reorganization is in the best interests of the Target Fund, and (2) the interests of Target Fund Shareholders will not be diluted as a result of its effecting the Reorganization.

H.        The Board of Trustees of Acquiring Fund Trust (the “Acquiring Fund Trust Board”), including a majority of Independent Trustees of Acquiring Fund Trust, has determined with respect to the Acquiring Fund that participation in the Reorganization is in the best interests of the Acquiring Fund.

AGREEMENT:

NOW THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, and Target Fund Adviser and Acquiring Fund Adviser to the extent indicated above, intending to be legally bound hereby, agree as follows:

ARTICLE I

THE REORGANIZATION

1.1        The Reorganization.  In accordance with the Target Fund Trust Governing Documents, at the Effective Time (as defined in Section 3.1), upon the terms and subject to the conditions of this Agreement, and on the basis of the representations and warranties contained herein, the Target Fund shall assign, deliver and otherwise transfer all Target Fund Assets, less the value of the Target Fund Liabilities and the value of the cash amounts that will be distributed to Target Fund Shareholders in lieu of fractional Acquiring Fund Shares, to the Acquiring Fund, and the Acquiring Fund shall assume all of the Target Fund Liabilities. In consideration of the foregoing, in accordance with the Acquiring Fund Trust Governing Documents, the Acquiring Fund, at the Effective Time, shall deliver to the Target Fund

Acquiring Fund Shares. The aggregate number of Acquiring Fund Shares shall be determined as set forth in paragraph 2.3. Target Fund Shareholders will receive cash in lieu of fractional Acquiring Fund Shares. At and after the Effective Time, all of the Target Fund Assets shall become and be included in the fund assets of the Acquiring Fund and the Target Fund Liabilities shall become and be the liabilities of and shall attach to the Acquiring Fund. At and after the Effective Time, the Target Fund Liabilities may be enforced only against the Acquiring Fund to the same extent as if such Target Fund Liabilities had been incurred by the Acquiring Fund subject to any defense and/or set off that the Target Fund was entitled to assert immediately prior to the Effective Time and further subject to any defense and/or setoff that Acquiring Fund Trust or the Acquiring Fund may from time to time be entitled to assert.

1.2        The Target Fund Assets.

(a)        At least ten Business Days prior to the Valuation Time, the Target Fund will provide the Acquiring Fund with a schedule of the assets and liabilities of the Target Fund. Prior to the execution of this Agreement, the Acquiring Fund has provided the Target Fund with a copy of its current investment objective, investment policies, principal investment strategies, and restrictions and will provide the Target Fund with a written notice of any changes thereto until the Valuation Time. The Target Fund reserves the right to sell any of the securities or other assets shown on the schedule it provides to the Acquiring Fund pursuant to this paragraph 1.2(a) in the ordinary course as necessary to meet distribution and redemption requirements prior to the Valuation Time but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities which the Acquiring Fund may purchase in accordance with its stated investment objective and policies.

(b)        At least five Business Days prior to the Valuation Time, the Acquiring Fund will advise the Target Fund of any investments of the Target Fund shown on the Target Fund’s schedule provided pursuant to paragraph 1.2(a) which the Acquiring Fund would not be permitted to hold (i) under its investment objective, principal investment strategies or investment restrictions; (ii) under applicable Law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties to the Acquiring Fund in connection with facilitating the orderly transition of the Target Fund Assets. Under such circumstances, to the extent practicable, the Target Fund will, if requested by the Acquiring Fund and, to the extent permissible and consistent with its own investment objective and policies and the fiduciary duties of the investment adviser responsible for the portfolio management of the Target Fund, dispose of such investments prior to the Valuation Time. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portfolio securities or other investments of the Target Fund, if, in the reasonable judgment of the Target Fund Trust Board or the Target Fund’s investment adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund and its shareholders.

1.3        Assumption of Liabilities.  The Target Fund will, to the extent permissible and consistent with its own investment objective and policies and obligation to continue to employ its investment strategies in accordance with the terms of its prospectus, use its best efforts to discharge all of the liabilities of the Target Fund prior to or at the Effective Time. At the Effective Time, the Acquiring Fund will assume the Target Fund Liabilities. The Acquiring Fund Adviser agrees to assume all liabilities of the Target Fund (other than Target Fund Liabilities assumed by the Acquiring Fund pursuant to this Agreement) of any nature whatsoever, whether absolute or contingent, known or unknown, accrued or unaccrued, that are not discharged (or for which provision for payment has not been made) by the Target Fund pursuant to this paragraph 1.3, to the extent that such liabilities relate to periods prior to or at the Effective Time (as defined in paragraph 3.1).

1.4        Distribution of Acquiring Fund Shares.  Immediately upon the receipt of Acquiring Fund Shares pursuant to paragraph 1.1, the Target Fund will distribute the Acquiring Fund Shares pro rata to the Target Fund Shareholders and will distribute cash to Target Fund Shareholders in lieu of fractional Acquiring Fund Shares. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares. Such distribution will be accomplished by an instruction, signed by an appropriate officer of the Target Fund, to transfer the Acquiring Fund Shares then credited to the Target Fund’s account on the Books and Records of the Acquiring Fund and to open accounts on the Books and Records of the Acquiring Fund in the Target Fund Shareholders’ names and representing the respective pro rata number of the Acquiring Fund Shares. All issued and outstanding shares of the Target Fund will be cancelled promptly by the Target Fund on the Target Fund’s Books and Records. Any such shares issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the Acquiring Fund Shares and/or cash in lieu of fractional Acquiring Fund Shares in accordance with paragraph 1.1 above. In addition, each Target Fund Shareholder shall have the right to receive any unpaid dividends or other distributions which were declared with respect to his/her or its shares of the Target Fund at or before the Valuation Time.

1.5        Liquidation of the Target Fund.  As soon as practicable after the distribution of the Acquiring Fund Shares pursuant to paragraph 1.4 has been made, but in no event later than 12 months after the Closing, the Target Fund shall take, in accordance with Massachusetts Law, the 1940 Act and the Target Fund Trust Governing Documents, all such other steps as may be necessary or appropriate to effect a complete liquidation and termination of the Target Fund.

1.6        Transfer Taxes.  Any transfer taxes payable on issuance of the Acquiring Fund Shares in a name other than that of the Target Fund Shareholder on the Target Fund’s Books and Records shall be paid by the Person to whom such Acquiring Fund Shares are issued and transferred, as a condition of that transfer.

1.7        Performance Survivor.  The Target Fund shall be the performance survivor in the Reorganization, with the result that the Acquiring Fund, as the surviving fund in the Reorganization, will adopt the performance history of the Target Fund.

ARTICLE II

VALUATION

2.1 Net Asset Value of the Target Fund.  The value of the net assets of the Target Fund shall be the value of the Target Fund Assets, less (i) the value of Target Fund Liabilities; and (ii) the value of the cash amount that will be distributed to Target Fund Shareholders in lieu of fractional Acquiring Fund Shares, computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on the date thereof, using the valuation procedures established by the Acquiring Fund Trust Board, or such other valuation procedures as shall be mutually agreed upon by the Parties.

2.2 Net Asset Value of the Acquiring Fund.   The net asset value per share of the Acquiring Fund shall be determined to four decimal places as of the Valuation Time, using the valuation procedures established by the Acquiring Fund Trust Board.

2.3 Calculation of Number of Acquiring Fund Shares.  The number of shares to be issued by the Acquiring Fund in exchange for the Target Fund Assets shall be determined by dividing the net value of the assets of the Target Fund to be transferred, determined in accordance with the valuation procedures referred to in paragraph 2.1, by the net asset value per share of the Acquiring Fund to be exchanged for shares of the Target Fund, determined in accordance with the valuation procedures referred to in paragraph 2.2. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares.

2.4 Determination of Net Asset Value.  All computations of net asset value and the value of securities transferred under this Article II shall be made by State Street Bank and Trust Company (“Custodian”), accounting agent and custodian for the Acquiring Fund, in accordance with its regular practice and the requirements of the 1940 Act and, if requested by either the Target Fund Trust or the Acquiring Fund Trust, by the independent registered public accountant of the requesting party at the expense of the requesting party. The Target Fund Trust and the Acquiring Fund Trust agree to use commercially reasonable and good faith efforts to cause their respective administrators, custodians and investment advisers to work together to resolve at least ten Business Days before the Closing Date any material differences identified between the valuations of the portfolio assets of the Target Fund determined using the Acquiring Fund’s valuation procedures as compared to the prices of the same portfolio assets determined using the Target Fund’s valuation procedures.

2.5 Valuation Time.  “Valuation Time” shall mean the close of the NYSE (normally 4:00 PM Eastern Time) on the Closing Date (as defined in Section 3.1).

ARTICLE III

EFFECTIVE TIME AND CLOSING

3.1 Effective Time and Closing.  Subject to the terms and conditions set forth herein, the Reorganization shall occur on May 20, 2022, or on such other date as may be mutually agreed in writing by an authorized officer of each Party (the “Closing Date”), as of the close of business on the closing day of the Reorganization unless otherwise agreed to by the parties. The “close of business” on the Closing Date shall be as of 5:00 p.m., Eastern Time (the “Effective Time”). To the extent any Target Fund Assets are, for any reason, not transferred at the Effective Time, the Target Fund shall cause such Target Fund Assets to be transferred in accordance with this Agreement at the earliest practical date thereafter. The closing of the Reorganization will take place at the offices of the Acquiring Fund Trust, 111 South Wacker Drive, 34th Floor, Chicago, Illinois or at such other place or by such other means of communication, including virtual communication, as may be mutually agreed in writing by an authorized officer of each Party, at the Effective Time (the “Closing”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time on the Closing Date unless otherwise agreed to by the parties.

3.2 Transfer and Delivery of Target Fund Assets.  The Target Fund shall direct Brown Brothers Harriman & Co. as custodian for the Target Fund, to deliver to the Acquiring Fund as of the Closing or as soon as practicable thereafter a certificate of an authorized officer certifying that: (a) Brown Brothers Harriman & Co. delivered the Target Fund Assets to the Acquiring Fund as of the Effective Time; and (b) all necessary taxes in connection with the delivery of such Target Fund Assets, including all applicable non-U.S., U.S. federal and state stock transfer stamps and any other stamp duty taxes, if any, have been paid or provision (as reasonably estimated) for payment has been made.

3.3 Acquiring Fund Share Records.  The Acquiring Fund shall cause its transfer agent to deliver to an officer of Target Fund Trust as of the Closing a confirmation evidencing that: (a) the appropriate number of Acquiring Fund Shares have been credited to the account of the Target Fund on the Books and Records of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4, and (b) it has instructed the Acquiring Fund’s transfer agent to credit the appropriate number of Acquiring Fund Shares to the accounts of the Target Fund Shareholders on the Books and Records of the Acquiring Fund pursuant to paragraph 1.4.

3.4 Postponement of Closing Date.  If immediately prior to the Valuation Time: (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund is closed to trading, or trading thereupon is restricted, or (b) trading or the reporting of trading on such market is disrupted so that, in the judgment of an appropriate officer of the Target Fund or the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first Business Day that is a Friday after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be mutually agreed in writing by an authorized officer of each Party.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of Target Fund Trust.  Target Fund Trust, on behalf of the Target Fund, hereby represents and warrants to the Acquiring Fund Trust, on behalf of the Acquiring Fund, as follows, which representations and warranties shall be true and correct on the date hereof and agrees to confirm the continuing accuracy and completeness of the following at the Effective Time:

(a)        Target Fund Trust is a voluntary association (commonly known as a business trust) duly organized, validly existing and in good standing under the Laws of Massachusetts and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on the properties or assets of the Target Fund. Target Fund Trust, on behalf of the Target Fund, has full power under the Target Fund Trust Governing Documents to conduct the Target Fund’s business as it is now being conducted and to own the properties and assets it now owns and, subject to approval of the Target Fund Shareholders, carry out this Agreement. Target Fund Trust has all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on except authorizations, licenses and approvals that the failure to so obtain would not have a Material Adverse Effect on the Target Fund.

(b)        The execution, delivery and performance of this Agreement by Target Fund Trust, on behalf of the Target Fund, and the consummation of the transactions contemplated herein has been duly and validly authorized by the Target Fund Trust Board, and the Target Fund Trust Board has approved the Reorganization, unanimously determined that participation by the Target Fund in the Reorganization would be in the best interests of the Target Fund and that the interests of existing Target Fund Shareholders would not be diluted as a result of the Reorganization, and has resolved to recommend the Reorganization to the Target Fund Shareholders and to call a special meeting of Target Fund Shareholders for the purpose of approving this Agreement and the Reorganization contemplated hereby. Other than the approval by the requisite vote of the Target Fund Shareholders in accordance with the provisions of the Target Fund Trust Governing Documents, applicable Massachusetts Law and the 1940 Act, no other action on the part of the Target Fund or its shareholders is necessary to authorize the execution, delivery and performance of this Agreement by Target Fund Trust, on behalf of the Target Fund, or the consummation of the Reorganization contemplated herein. This Agreement has been duly and validly executed and delivered by Target Fund Trust, on behalf of the Target Fund, and assuming due authorization, execution and delivery hereof by each other Party hereto, is a legal, valid and binding obligation of Target Fund Trust, on behalf of the Target Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights, to general equity principles and to any limitations on indemnity as may be required under U.S. federal and state securities Laws).

(c)        The authorized capital of the Target Fund consists of an unlimited number of shares of beneficial interest with no par value per share. Each share represents a fractional undivided interest in the Target Fund. The issued and outstanding shares of the Target Fund are duly authorized, validly issued, fully paid and non-assessable. In regard to the statement above that the Target Fund shares are nonassessable, it is noted that Target Fund Trust is a “Massachusetts business trust” and under Massachusetts Law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Target Fund; however, Target Fund has included appropriate provisions disclaiming such liability in all material contracts entered into between Target Fund Trust or the Target Fund and any third-party. There are no outstanding options, warrants or other rights of any kind to acquire from the Target Fund any shares of any series or equity interests of the Target Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Target Fund committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any series of shares. The Target Fund has no share certificates outstanding.

(d)        The Target Fund has no subsidiaries.

(e)        Except for consents, approvals, or waivers to be received prior to the Effective Time, including approval by the Target Fund Shareholders and SEC effectiveness of the Registration Statement, the execution, delivery and performance of this Agreement by Target Fund Trust for itself and on behalf of the Target Fund does not, and the consummation of the transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of the Target Fund Trust Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which Target Fund Trust, on behalf of the Target Fund, is a party or by which it is bound with respect to the Target Fund, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which Target Fund Trust, on behalf of the Target Fund, is a party or by which it is bound with respect to the Target Fund, (iii) result in a breach or violation by the Target Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

(f)        (i)        Prior to the execution of this Agreement, the Target Fund has delivered to Acquiring Fund Trust true, correct and complete copies of the Target Fund’s audited statements of assets and liabilities as of October 31, 2021, and the related schedules of investments, statements of income and changes in net assets and financial highlights for the periods then ended.

(ii)        Except as set forth in the notes thereto, all such financial statements were prepared in accordance with U.S. generally accepted accounting principles, consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of the Target Fund as of the respective dates thereof and for the respective periods covered thereby subject, in the case of the unaudited financial statements, to normal year-end audit adjustments.

(iii)        Except as reflected or reserved against in the statement of assets and liabilities included in the Target Fund’s audited financial statements as of October 31, 2021, or in the notes thereto, or as previously disclosed in writing to Acquiring Fund Trust, there are no liabilities against, relating to or affecting the Target Fund or any of its properties and assets, and Target Fund Trust is not aware of any liabilities, claims or assertions that could reasonably be expected to result in a liability against, relating to or affecting the Target Fund or any of its properties and assets, other than those incurred in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would have a Material Adverse Effect on the Target Fund or its properties or assets. In particular, since October 31, 2021, except as disclosed in writing to Acquiring Fund Trust, there has not been any change in the financial condition, properties, assets, liabilities or business of the Target Fund that would have a Material Adverse Effect on the Target Fund or its properties or assets other than changes occurring in the ordinary course of business.

(iv)        As of the date hereof, except as previously disclosed to Acquiring Fund Trust in writing, and except as have been corrected as required by applicable Law, and to the best of the Target Fund’s Knowledge, there have been no material miscalculations of the net asset value of the Target Fund during the twelve-month period preceding the date hereof, which would have a Material Adverse Effect on the Target Fund or its properties or assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

(g)        The minute books and other similar records of Target Fund Trust as made available to Acquiring Fund Trust prior to the execution of this Agreement contain a true and complete record in all material respects of all material action taken at all meetings and by all written consents in lieu of meetings of the Target Fund Shareholders, the Target Fund Trust Board and committees of the Target Fund Trust Board. The stock transfer ledgers and other similar records of the Target Fund as made available to Acquiring Fund Trust prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the shares of the Target Fund.

(h)        The Target Fund has maintained, or caused to be maintained on its behalf, in all material respects, all Books and Records required of a registered investment company in compliance with the requirements of the 1940 Act and rules thereunder.

(i)        Except as disclosed in writing to Acquiring Fund Trust, there is no Action or Proceeding pending against the Target Fund or, to the best of the Target Fund’s Knowledge, threatened against, relating to or affecting, the Target Fund.

(j)        No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of the Target Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.

(k)        Target Fund Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and its registration with the SEC as such an investment company is in full force and effect and the Target Fund is a separate series of Target Fund Trust duly designated in accordance with applicable provisions of the Target Fund Trust Governing Documents and, except as disclosed in writing to Acquiring Fund Trust, in compliance in all material respects with the 1940 Act and its rules and regulations;

(l)

(i)        For each taxable year that has ended prior to the Closing Date of the Target Fund since its commencement of operations as a regulated investment company (as such term is defined in Section 851(a) of the Code) (a “RIC”) , the Target Fund (i) has met (or is expected to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification as a RIC, (ii) has been (or is expected to be) eligible to and has computed (or will compute) its U.S. federal income Tax under Section 852 of the Code, and (iii) has (or will have) distributed substantially all of its investment company taxable income and net capital gain (in each case, as defined in the Code). For the portion of the taxable period beginning on the first day of its current taxable year and ending on the Closing Date, the Target Fund will have satisfied the requirements of Part I of Subchapter M of the Code to maintain its qualification as a RIC.

(ii)        All Tax Returns of the Target Fund required by applicable Law to have been filed have been timely filed (including any extensions) and are correct in all material respects, and all material Taxes shown as due or claimed to be due by any Governmental or Regulatory Body have been paid or provision has been made for the payment thereof.

(iii)        There are no Actions or Proceedings with respect to Taxes of the Target Fund pending or threatened by any Governmental or Regulatory Body in writing, and no waivers or extensions of any statute of limitations have been granted or requested with respect to Taxes of the Target Fund.

(iv)         No Governmental or Regulatory Body with which the Target Fund does not file Tax Returns has claimed that the Target Fund is or may be subject to taxation by that Governmental or Regulatory Body, and no Governmental or Regulatory Body with which the Target Fund does not file a particular Tax Return has claimed that the Target Fund is or may be required to file such Tax Return.

(v)        The Target Fund does not have, nor has the Target Fund ever had, a permanent establishment in any country other than the United States.

(vi)        The net asset value of the Target Fund has been determined properly, taking into account all deferred and current Taxes with respect to the Target Fund under applicable Law and generally accepted accounting principles.

(vii)        The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulations Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

(viii)        The Target Fund has no “earnings and profits” accumulated in any taxable year to which provisions of Subchapter M, Part I, of Chapter 1 of the Code did not apply to it, as described in Section 852(a)(2)(B) of the Code.

For purposes of this Agreement:

(1)        “Tax” or “Taxes” means any and all (a) U.S. federal, state or local and all non-U.S. taxes, duties, fees, assessments or governmental (or quasi-governmental) charges or deficiencies thereof of any kind whatsoever, including income, gross receipts, capital stock, profits, transfer, estimated, registration, stamp, premium, escheat, unclaimed property, customs, duties, ad valorem, occupancy, occupation, alternative, add-on, windfall profits, value added, severance, property, production, sales, use, license, excise, franchise, employment, payroll, social security, disability, unemployment, workers’ compensation, withholding or other taxes, duties, fees, assessments or charges, however denominated, and (b) interest, penalties, fines, additions to tax or additional amounts imposed by any Governmental or Regulatory Body in connection with any item described in clause (a), along with any interest applied thereto.

(2)        “Tax Return” means any return, declaration, report, claim for refund, or information return or statement filed with any Governmental or Regulatory Body relating to Taxes, including any form, schedule or attachment thereto and any amendment or supplement thereof.

(m)        All issued and outstanding shares of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities Laws, are registered under the Laws of all jurisdictions in which registration is or was required, except as may have been previously disclosed to Acquiring Fund Trust in writing. Such registrations are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid. The Target Fund’s registration statement under the 1933 Act is not subject to any “stop order” and the Target Fund is, and was, fully qualified to sell its shares in each jurisdiction in which such shares are being, or were, registered and sold.

(n)        The current prospectus and statement of additional information of the Target Fund, including amendments and supplements thereto, and each prospectus and statement of additional information of the Target Fund used at all times during the past three years prior to the date of this Agreement conform, or conformed at the time of its or their use, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder, and do not, or did not, as of their dates of distribution to the public, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading. The Target Fund currently complies in all material respects with its investment objective, all investment policies, guidelines and restrictions established by the Target Fund.

(o)        The combined proxy statement and prospectus and statement of additional information (collectively, the “Proxy Statement/Prospectus”) to be included in Acquiring Fund Trust’s registration statement on Form N-14 (the “Registration Statement”) and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to the Target Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder on the effective date of such Registration Statement. Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to the Target Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that the Target Fund makes no representations or warranties as to the information contained in the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto relating to parties other than the Target Fund or Target Fund Trust, or to any such information that was made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund Adviser, Acquiring Fund Adviser or Acquiring Fund Trust specifically for use therein.

(p)        Except as previously disclosed in writing to Acquiring Fund Trust at least fifteen Business Days prior to the Effective Time and accepted by Acquiring Fund Trust, at the Effective Time, the Target Fund will have good and marketable title to the Target Fund Assets and full right, power, and authority to sell, assign, transfer and, upon delivery and payment for the Target Fund Assets, deliver such Target Fund Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, and subject to no restrictions on the subsequent transfer thereof (other than any Target Fund Assets consisting of restricted securities).

(q)        The Target Fund has no material contracts or other commitments that will be terminated with any liability or penalty to the Target Fund at or prior to the Effective Time.

(r)        The Target Fund’s investment operations, for the three years prior to the date hereof, have been in compliance in all material respects with the investment policies and investment restrictions set forth in the prospectus and statement of additional information of the Target Fund, as in effect from time to time, except as disclosed in writing to Acquiring Fund Trust.

(s)        The Target Fund has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act. Except as disclosed in writing to Acquiring Fund Trust, the Target Fund has complied in all material respects with such policies and procedures for the three years prior to the date hereof.

(t)        All information provided or identified in writing by the Target Fund Trust to the Acquiring Fund Trust in response to formal due diligence requests and requests for board meeting materials relating to the Target Fund Trust and the Target Fund and their service providers are true and correct in all material respects and contain no material misstatements or omissions with respect to the Target Fund Trust and the Target Fund as of the date hereof.

(u)        Except as disclosed in writing to the Acquiring Fund, to the best of the Target Fund’s Knowledge, no events have occurred and no issues, conditions or facts have arisen which either individually or in the aggregate have had a Material Adverse Effect on the Target Fund or its properties or assets other than changes occurring in the ordinary course of business.

4.2 Representations and Warranties of Acquiring Fund Trust.  Acquiring Fund Trust, on behalf of the Acquiring Fund, hereby represents and warrants to the Target Fund Trust, on behalf of the Target Fund, as follows, which representations and warranties shall be true and correct on the date hereof and agrees to confirm the continuing accuracy and completeness of the following at the Effective Time:

(a) Acquiring Fund Trust is a statutory trust duly organized, validly existing and in good standing under the Laws of Delaware and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on the properties or assets of the Acquiring Fund. Acquiring Fund Trust, on behalf of the Acquiring Fund, has full power under its Acquiring Fund Trust Governing Documents to conduct the Acquiring Fund’s business as it is now being conducted and to carry out this Agreement. Acquiring Fund Trust has all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on except authorizations, licenses and approvals that the failure to so obtain would not have a Material Adverse Effect on Acquiring Fund Trust.

(b) The execution, delivery and performance of this Agreement by Acquiring Fund Trust, on behalf of the Acquiring Fund, and the consummation of the transactions contemplated herein have been duly and validly authorized by the Acquiring Fund Trust Board and the Acquiring

Fund Trust Board has approved the Reorganization and unanimously determined that participation by the Acquiring Fund in the Reorganization would be in the best interests of the Acquiring Fund. No other action on the part of Acquiring Fund Trust or the Acquiring Fund is necessary to authorize the execution, delivery and performance of this Agreement by Acquiring Fund Trust on behalf of the Acquiring Fund or the consummation of the Reorganization contemplated herein. This Agreement has been duly and validly executed and delivered by Acquiring Fund Trust on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery hereof by each other Party hereto, is a legal, valid and binding obligation of Acquiring Fund Trust, as it relates to the Acquiring Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights, to general equity principles and to any limitations on indemnity as may be required under U.S. federal and state securities Laws).

(c) The Acquiring Fund is a separate series of Acquiring Fund Trust duly designated in accordance with the applicable provisions of the Acquiring Fund Trust Governing Documents. The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest with no par value per share. Each share represents a fractional undivided interest in the Acquiring Fund.

(d) Except for consents, approvals, or waivers to be received prior to the Effective Time, and upon the effectiveness of the Registration Statement, the execution, delivery and performance of this Agreement by Acquiring Fund Trust for itself and on behalf of the Acquiring Fund does not, and the consummation of the transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of the Acquiring Fund Trust Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound with respect to the Acquiring Fund, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound with respect to the Acquiring Fund, (iii) result in a breach or violation by Acquiring Fund Trust or the Acquiring Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

(e) Except as disclosed in writing to the Target Fund, there is no Action or Proceeding pending against Acquiring Fund Trust or the Acquiring Fund or, to the best of Acquiring Fund Trust’s Knowledge, threatened against, relating to or affecting, Acquiring Fund Trust or the Acquiring Fund.

(f) No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of Acquiring Fund Trust or the Acquiring Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker’s or finder’s or similar fees or other commissions as a result of the consummation of such transactions.

(g) Acquiring Fund Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and its registration with the SEC as such an investment company is in full force and effect and the Acquiring Fund is a separate series of Acquiring Fund Trust duly designated in accordance with the applicable provisions of the Acquiring Fund Trust Governing Documents and in compliance in all material respects with the 1940 Act and its rules and regulations.

(h) The Acquiring Fund (i) will take necessary steps to ensure it is treated as an association taxable as a corporation for U.S. federal income tax purposes, (ii) will elect to be taxed as a “regulated investment company” (as such term is defined in Section 851(a) of the Code), intends to qualify for the tax treatment afforded regulated investment companies under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (iii) intends to be eligible to compute its U.S. federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, (iv) holds and has held no property other than a de minimis amount of assets as necessary to complete the transactions contemplated by this Agreement, and has never had tax attributes and (iv) will be treated as a separate corporation for purposes of Section 851(g)(1) of the Code and otherwise for federal income tax purposes for the taxable year that includes the Closing Date. Immediately following the liquidation of the Target Fund as contemplated herein, 100% of the issued and outstanding shares of beneficial interest of the Acquiring Fund will be held by the former holders of Target Fund shares.

(i) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund (and to be distributed immediately thereafter to the Target Fund Shareholders) pursuant to the terms of this Agreement will have been duly authorized at the Effective Time and, when so issued and delivered, duly and validly issued, will be fully paid and non-assessable and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

(j) The Proxy Statement/Prospectus to be included in the Registration Statement and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to Acquiring Fund Trust and the Acquiring Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder on the effective date of such Registration Statement. Each of the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to Acquiring Fund Trust and the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that Acquiring Fund Trust makes no representations or warranties as to the information contained in the Proxy

Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reasonable reliance upon and in conformity with information relating to the Target Fund, Target Fund Trust or Target Fund Adviser and furnished by the Target Fund Trust or the Target Fund Adviser to Acquiring Fund Trust specifically for use in connection with the Proxy Statement/Prospectus, Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

(k) Acquiring Fund Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act, such policies and procedures have been appropriately tailored to address the business of the Acquiring Fund.

(l) The Acquiring Fund has maintained, or caused to be maintained on its behalf, in all material respects, all Books and Records required of a registered investment company in compliance with the requirements of the 1940 Act and rules thereunder.

(m) The Acquiring Fund was newly formed for the purpose of consummating the Reorganization. As of immediately prior to the Closing, the Acquiring Fund has not held any assets or engaged in any activity or business, other than such as necessary to consummate the Reorganization.

(n) Immediately prior to the Closing, there will be no issued or outstanding securities issued by the Acquiring Fund.

(o) At the Closing, the Acquiring Fund Shares to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Target Fund are currently eligible for offering to the public, and there will be a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Agreement to be consummated.

(p) All information provided or identified in writing by the Acquiring Fund Trust to the Target Fund Trust in response to formal due diligence requests and requests for board meeting materials relating to the Acquiring Fund Trust and the Acquiring Fund and their service providers are true and correct in all material respects and contain no material misstatements or omissions with respect to the Acquiring Fund Trust and the Acquiring Fund as of the date hereof.

(q) The Acquiring Fund does not have any unamortized or unpaid organizational fees, within the meaning of US GAAP, or expenses for which it does not expect to be reimbursed by its investment adviser or its affiliates.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1 Conduct of Business.  After the date of this Agreement and at or prior to the Effective Time, the Parties will conduct the businesses of the Target Fund and the Acquiring Fund,

respectively, only in the ordinary course and in accordance with this Agreement and the current prospectuses and statements of additional information of the Target Fund or the Acquiring Fund, as applicable. It is understood that such ordinary course of business shall include (a) the declaration and payment of customary dividends and other distributions; (b) shareholder purchases and redemptions; and (c) the continued good faith performance by the investment adviser, subadvisers (if any), administrator, distributor and other service providers of their respective responsibilities in accordance with their agreements with the Target Fund or the Acquiring Fund, as applicable, and applicable Law. No Party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. It is the intention of the Parties that the Reorganization will qualify as a reorganization described under Section 368 of the Code. None of the Parties to this Agreement shall take any action or cause any action to be taken (including, without limitation, the preparation or filing of any Tax Return or the defense of any dispute, audit, investigation, proceeding or claim concerning Taxes) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Dechert LLP to render the tax opinion contemplated herein in paragraph 6.3(d).

5.2 Organization of Acquiring Fund.  The Acquiring Fund will not have had any assets (other than assets required to meet the requirements of Section 14(a) of the 1940 Act or other seed capital) or operations at any time prior to the Effective Time. The Acquiring Fund was established in order to effect the transactions described in this Agreement, and, prior to the Effective Time, shall not have carried on any business activity other than such activities as are customary to the organization of a new series prior to its commencement of investment operations.

5.3 Shareholders’ Meeting.  Target Fund Trust will call, convene and hold a meeting of Target Fund Shareholders as soon as practicable, in accordance with applicable Law and the Target Fund Trust Governing Documents, for the purpose of approving this Agreement and the transactions contemplated herein as set forth in the Proxy Statement/Prospectus, and for such other purposes as may be necessary or desirable. In the event that insufficient votes are received from shareholders, the meeting may be adjourned as permitted under the Target Fund Trust Governing Documents and applicable Law, and as set forth in the Proxy Statement/Prospectus, in order to permit further solicitation of proxies.

5.4 Proxy Statement/Prospectus and Registration Statement.  The Parties will cooperate with each other in the preparation of the Proxy Statement/Prospectus and Registration Statement and cause the Registration Statement to be filed with the SEC in a form satisfactory to the Parties and their respective counsel as promptly as practicable. Upon effectiveness of the Registration Statement, the Acquiring Fund with the assistance of Target Fund Adviser will cause the Proxy Statement/Prospectus to be delivered to Target Fund Shareholders entitled to vote on this Agreement and the transactions contemplated herein in accordance with the Target Fund Trust Governing Documents. Each Party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the shareholder meeting of the Target Fund to consider the approval of this Agreement and the transactions contemplated herein. If, at any time prior to the Effective Time, a Party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the Party discovering the item shall notify the other Parties and the Parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.5 Information.  The Parties will furnish to each other, and each other’s accountants, legal counsel and other representatives, as appropriate, all such documents and other information concerning the Target Fund and the Acquiring Fund, respectively, and their business and properties as may reasonably be requested by the other Party. Such cooperation shall include providing copies of reasonably requested documents and other information. Each Party shall make its employees and officers available on a mutually convenient basis to provide an explanation of any documents or information provided hereunder to the extent that such Party’s employees are familiar with such documents or information.

5.6 Notice of Material Changes.  Each Party will notify the other Party of any event causing a Material Adverse Effect to such Party as soon as practicable following such Party’s Knowledge of any event causing such a Material Adverse Effect.

5.7 Financial Statements.  At the Closing, the Target Fund will deliver to the Acquiring Fund an unaudited statement of assets and liabilities of the Target Fund, together with a schedule of portfolio investments as of and for the period ending at the Valuation Time. These financial statements will present fairly in all material respects the financial position and portfolio investments of the Target Fund as of the Valuation Time and, to the best of the Target Fund’s Knowledge, there will be no material contingent liabilities of the Target Fund not disclosed in said financial statements. These financial statements shall be certified by the Treasurer of Target Fund Trust as, to the best of his or her Knowledge, complying with the requirements of the preceding sentence. The Target Fund also will deliver to the Acquiring Fund, (i) at the Effective Time, tax-basis accounting records for each security or other investment to be transferred to the Acquiring Fund hereunder, and (ii) as promptly as practicable, but in any case within sixty (60) days after the Closing Date, a statement of earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers that shall be carried over by the Acquiring Fund as a result of Code Section 381 and which shall be certified by the Treasurer of the Target Fund.

5.8 Other Necessary Action.  The Parties will each take all necessary action and use their reasonable best efforts to complete all filings, obtain all governmental and other consents and approvals and satisfy any other provision required for consummation of the transactions contemplated by this Agreement.

5.9 Books and Records.  Upon reasonable notice, each Party will make available to each other Party for review any Books and Records which are reasonably requested by such other Party in connection with this Reorganization.

5.10 Issued Shares.  The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund (and to be distributed immediately thereafter to the Target Fund Shareholders) pursuant to this Agreement will have been duly authorized at the Effective Time and will be duly and validly issued, fully paid and non-assessable. No shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof. The Acquiring Fund Shares when issued and delivered will be registered under the 1933 Act. Target Fund Shareholders shall not pay any front-end or deferred sales charge in connection with the Reorganization.

5.11 Liquidation of Target Fund.  Target Fund Trust and the Target Fund agree that the liquidation and termination of the Target Fund shall be effected in the manner provided in the Target Fund Trust Governing Documents in accordance with applicable law, and that on and after the Effective Time, the Target Fund shall not conduct any business except in connection with its liquidation and termination.

5.12 Final Tax Returns and Forms 1099 of Target Fund.  After the Effective Time, except as otherwise agreed by the parties, the Target Fund shall or shall cause its agents to prepare any Tax Returns, including any applicable Forms 1099, required to be filed by the Target Fund in accordance with applicable Law with respect to tax periods ending on or before the Effective Time and shall further cause such Tax Returns (including Forms 1099, as applicable) to be duly filed with the appropriate Governmental or Regulatory Bodies.

5.13 Final SEC Filings.  After the Effective Time, except as otherwise agreed by the parties, the Target Fund shall or shall cause its agents to file reports with the SEC covering any reporting period ending prior to or at the Effective Time with respect to the Target Fund; provided that the Acquiring Fund, Acquiring Trust and Acquiring Fund Adviser shall provide such assistance as the Target Fund, Target Fund Trust or Target Fund Adviser may reasonably request in connection with the preparation and filing of such reports.

ARTICLE VI

CONDITIONS PRECEDENT

6.1 Conditions Precedent to Obligations of Target Fund Trust.  The obligation of Target Fund Trust, on behalf of the Target Fund, to conclude the transactions provided for herein shall be subject, at its election, to the performance by Acquiring Fund Trust and the Acquiring Fund of all of the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by Target Fund Trust in writing:

(a) All representations and warranties of Acquiring Fund Trust, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time; provided that Acquiring Fund Trust shall be given a period of 10 Business Days from the date on which any such representation or warranty shall not be true and correct in all material respects to cure such condition.

(b) Acquiring Fund Trust shall have furnished to the Target Fund the opinion of Dechert LLP, counsel to the Acquiring Fund, dated as of the Effective Time, substantially to the effect that:

(i)        Acquiring Fund Trust is a statutory trust, validly existing and in good standing under Delaware Law, and has power under the Acquiring Fund Trust Governing Documents to conduct its business and own the assets as described and contemplated in its currently effective registration statement on Form N-1A;

(ii)        Acquiring Fund is a separate series of the Acquiring Fund Trust duly constituted in accordance with the applicable provisions of the 1940 Act and the Acquiring Fund Trust Governing Documents;

(iii)        Acquiring Fund Trust is registered with the SEC under the 1940 Act as an open-end management investment company and its registration with the SEC is in full force and effect;

(iv)        The Acquiring Fund Shares to be issued and delivered by Acquiring Fund Trust pursuant to this Agreement have been duly authorized for issuance and, when issued and delivered as provided herein, will be validly issued, fully paid and non-assessable under Delaware Law and no preemptive rights of shareholders exist with respect to any such shares or the issue or delivery thereof;

(v)        Except as disclosed in writing to the Target Fund Trust, such counsel knows of no material legal proceedings pending or threatened against the Acquiring Fund;

(vi)        This Agreement has been duly authorized, executed and delivered by Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery by each other Party hereto, constitutes a valid and legally binding obligation of Acquiring Fund Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally and to general equity principles;

(vii)        The Registration Statement has become effective under the 1933 Act and, to the Knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or threatened by the SEC;

(viii)        The execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not result in a material breach of the terms or provisions of, or constitute a material default under, the Acquiring Fund Trust Governing Documents or any material agreement or instrument known to such counsel to which Acquiring Fund Trust is a party or by which any properties belonging to Acquiring Fund Trust may be bound;

(ix)        The execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not result in a material violation by Acquiring Fund Trust or the Acquiring Fund of any terms, conditions, or provisions of any U.S. federal securities Law or Delaware Law; and

(x)        To the Knowledge of such counsel, no consent, approval, authorization, or other action by or filing with any Governmental or Regulatory Body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Delaware Law;

In rendering such opinion, Dechert LLP may rely upon certificates of officers of Acquiring Fund Trust and of public officials as to matters of fact.

(c) Acquiring Fund Trust shall have furnished to the Target Fund a certificate of Acquiring Fund Trust, signed by the President or Vice President and Treasurer of Acquiring Fund Trust, dated as of the Effective Time, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

(i)        the representations and warranties of Acquiring Fund Trust in this Agreement are true and correct in all material respects on and as of the Effective Time and Acquiring Fund Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and

(ii)        no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or, to Acquiring Fund Trust’s Knowledge, threatened in writing.

(d) An officer of Target Fund Trust shall have received the confirmation from the transfer agent for the Acquiring Fund required under paragraph 3.3 of this Agreement.

(e) Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have duly executed and delivered to the Target Fund Trust, on behalf of the Target Fund, such assumptions of Target Fund Liabilities and other instruments as the Target Fund may reasonably deem necessary or desirable to evidence the transactions contemplated by this Agreement, including the assumption of the Target Fund Liabilities by the Acquiring Fund.

(f) Acquiring Fund Adviser shall have duly executed and delivered to the Target Fund Trust, on behalf of the Target Fund, an Assumption of Liabilities dated the Closing Date pursuant to which Acquiring Fund Adviser will assume those certain liabilities of the Target Fund provided in paragraph 1.3 hereof in connection with the transactions contemplated by this Agreement.

6.2 Conditions Precedent to Obligations of Acquiring Fund Trust.  The obligation of Acquiring Fund Trust, on behalf of the Acquiring Fund, to conclude the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund and Target Fund Trust of all of their obligations to be performed by them hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by Acquiring Fund Trust in writing:

(a)        All representations and warranties of Target Fund Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time; provided that the Target Fund and Target Fund Trust shall be given a period of 10 Business Days from the date on which any such representation or warranty shall not be true and correct in all material respects to cure such condition.

(b)        Target Fund Trust shall have furnished to Acquiring Fund Trust the opinion of Morgan, Lewis & Bockius LLP, counsel to the Target Fund, dated as of the Effective Time, substantially to the effect that:

(i)        Target Fund Trust is a voluntary association (commonly known as a business trust), validly existing and in good standing under Massachusetts Law, and has power under the Target Fund Trust Governing Documents to conduct its business and own its assets as described in its currently effective registration statement on Form N-1A;

(ii)        Target Fund Trust is registered with the SEC under the 1940 Act as an open-end management investment company and its registration with the SEC is in full force and effect;

(iii)        Target Fund is a separate series of the Target Fund Trust duly constituted in accordance with the applicable provisions of the 1940 Act and the Target Fund Trust Governing Documents;

(iv)        All issued and outstanding shares of the Target Fund as of the Effective Time are duly authorized, validly issued, fully paid and, except as disclosed in the Target Fund’s current registration statement, non-assessable under Massachusetts Law and no preemptive rights of shareholders exist with respect to any such shares or the issue or delivery thereof;

(v)        Except as disclosed in writing to Acquiring Fund Trust, such counsel knows of no material legal proceedings pending or threatened against the Target Fund;

(vi)        This Agreement has been duly authorized, executed and delivered by the Target Fund Trust on behalf of the Target Fund and, assuming due authorization,

execution and delivery by each other Party hereto, constitutes a valid and legally binding obligation of the Target Fund Trust on behalf of the Target Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally and to general equity principles;

(vii)        The execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not result in a material breach of the terms or provisions of, or constitute a material default under, the Target Fund Trust Governing Documents or any material agreement or instrument known to such counsel to which the Target Fund is a party or by which any properties belonging to the Target Fund may be bound;

(viii)        The execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not result in a material violation by the Target Fund of any terms, conditions, or provisions of any U.S. federal securities Law or Massachusetts Law; and

(ix)        To the Knowledge of such counsel, no consent, approval, authorization or other action by or filing with any Governmental or Regulatory Body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder and Massachusetts Law.

As used in paragraph 6.2(b)(i), the term “good standing” means (i) having filed a copy of the Target Fund Trust’s declaration of trust pursuant to Chapter 182 of the General Laws of the Commonwealth of Massachusetts (“Chapter 182”), (ii) having filed the necessary certificates required to be filed under Chapter 182, (iii) having paid the necessary fees due thereon and (iv) being authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Target Fund Trust’s declaration of trust and to transact business in the Commonwealth of Massachusetts. In connection with the opinion contemplated by paragraph 6.2(b)(vi), it is understood that counsel may assume that the laws of Massachusetts are the same as the laws of Delaware in all relevant respects.

In rendering such opinion, Morgan, Lewis & Bockius LLP may rely upon certificates of officers of Target Fund Trust and of public officials as to matters of fact.

(c)        The Target Fund shall have furnished to Acquiring Fund Trust the unaudited statements required by paragraph 5.7.

(d)        The Target Fund shall have furnished to Acquiring Fund Trust a certificate of the Target Fund, signed by the President or Vice President and Treasurer of the Target Fund Trust, dated as of the Effective Time, to the effect that they have examined the Proxy Statement/Prospectus and the Registration Statement (and any supplement thereto) and this Agreement and that:

(i)        the representations and warranties of the Target Fund in this Agreement are true and correct in all material respects on and as of the Effective Time and the

Target Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and

(ii)        since the date of the most recent financial statements of the Target Fund included in the Proxy Statement/Prospectus (or any supplement thereto), there has been no Material Adverse Effect on the business or properties of the Target Fund (other than changes in the ordinary course of business, including, without limitation, dividends and other distributions in the ordinary course and changes in net asset value per share), except as set forth in or contemplated in this Agreement or the Proxy Statement/Prospectus (or any supplement thereto).

(e)        The Target Fund shall have duly executed and delivered to Acquiring Fund Trust such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Target Fund’s custodian and instructions to Acquiring Fund Trust’s transfer agent (“Transfer Documents”) as Acquiring Fund Trust may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund of all of the right, title and interest of the Target Fund in and to the respective Target Fund Assets. In each case, the Target Fund Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

(f)        The Acquiring Fund shall have received, as of the Effective Time or as soon as practicable thereafter: (i) a certificate of an authorized signatory of Brown Brothers Harriman & Co., as custodian for the Target Fund, stating that the Target Fund Assets have been delivered to the Acquiring Fund; (ii) a certificate of an authorized signatory from the Custodian for the Acquiring Fund, stating that the Target Fund Assets have been received; and (iii) a certificate of an authorized signatory of the Target Fund confirming that the Target Fund has delivered its records containing the names and addresses of the Target Fund Shareholders and the number and percentage (to three decimal places) of ownership of the Target Fund shares owned by each such Target Fund Shareholder as of the close of business at the Valuation Time.

(g)        At the Valuation Time and Effective Time, except as previously disclosed to Acquiring Fund Trust in writing, and except as have been corrected as required by applicable Law, there shall have been no material miscalculations of the net asset value of the Target Fund during the twelve-month period preceding the Valuation Time and Effective Time to the best of the Target Fund’s Knowledge, and all such calculations shall have been made in accordance with the applicable provisions of the 1940 Act. At the Valuation Time and Effective Time, all Target Fund Liabilities chargeable to the Target Fund which are required to be reflected in the net asset value per share of the Target Fund in accordance with applicable Law will be reflected in the net asset value per share of the Target Fund.

(h)        The Target Fund’s agreements with each of its service contractors shall have terminated at the Effective Time with respect to the Target Fund, and, except as disclosed to the other Parties, each Party has received assurance that no claims for damages (liquidated or otherwise) will arise solely as a result of such termination.

6.3 Other Conditions Precedent.  Unless waived in writing by the Parties with the consent of their respective boards of trustees, the consummation of the Reorganization is subject to the fulfillment, prior to or at the Effective Time, of each of the following conditions:

(a)        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Target Fund Shareholders in accordance with the provisions of the Target Fund Trust Governing Documents, applicable Massachusetts Law and the 1940 Act. Notwithstanding anything herein to the contrary, neither Target Fund Trust nor Acquiring Fund Trust may waive the conditions set forth in this paragraph 6.3(a).

(b)        The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been pending or threatened in writing.

(c)        A registration statement on Form N-1A registering the continuous public offering of shares of the Acquiring Fund shall have become effective, and no stop order suspending effectiveness of the registration statement shall have been issued and no proceedings for that purpose shall have been pending or threatened in writing.

(d)        Each of the Acquiring Fund and the Target Fund shall have received an opinion of Dechert LLP substantially to the effect that, for U.S. federal income tax purposes:

(i)        The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(ii)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Target Fund Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Liabilities.

(iii)        No gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Liabilities or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(iv)        No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization (except with respect to cash received in lieu of fractional shares).

(v)        The aggregate tax basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder (reduced by any amount of tax basis allocable to fractional shares for which cash is received). The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the Effective Time of the Reorganization.

(vi)        The tax basis in the hands of the Acquiring Fund of the Target Fund Assets transferred to the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately before the Effective Time of the Reorganization. The holding period of the Target Fund Assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

(vii)        The Acquiring Fund will succeed to and take into account those tax attributes of the Target Fund that are described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

(viii)        The taxable year of the Target Fund will not be required to end solely as a result of the Reorganization.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, contracts described in Section 1256(b) of the Code or any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other U.S. federal tax issues (except those set forth above) and all state, local or non-U.S. tax issues of any kind.

Such opinion shall be based on customary assumptions, limitations and such representations as Dechert LLP may reasonably request, and the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 6.3(d).

(e)        At the Effective Time, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, and there shall be no proceedings pending that would seek to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. No Action or Proceeding against the Target Fund or Acquiring Fund Trust or their respective officers or trustees shall be threatened in writing or pending before any court or other Governmental or Regulatory Body in which it will seek, or seeks to restrain or prohibit any of the transactions contemplated by this Agreement or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.

ARTICLE VII

EXPENSES

7.1 Acquiring Fund Adviser (or an Affiliate thereof) will bear and pay all reasonable fees and expenses associated with the Parties’ participation in the Reorganization without regard to whether the Reorganization is consummated. Reorganization expenses include, without limitation, costs and expenses associated with the preparation and filing of the Registration Statement; costs and expenses in connection with special Board of Trustees meetings of the Target Fund Trust Board and/or Acquiring Fund Trust Board; printing, mailing, tabulation and solicitation costs in connection with obtaining shareholder approval of the Reorganization; custodial and transfer agent conversion fees; audit fees, if any; the reasonable legal fees and expenses of the Target Fund and the Target Fund Trust in connection with the Reorganization; costs to prepare and execute closing documents in relation to the Reorganization; and the reasonable legal fees and expenses of Target Fund Adviser’s outside counsel to prepare the opinion of counsel required by the APA (as defined below), but no other fees, expenses or costs of any outside counsel of Target Fund Adviser. For the avoidance of doubt, the Target Fund will not bear any costs relating to the Reorganization except for any portfolio transitioning costs required in connection with the Reorganization.

7.2 Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a regulated investment company under the Code, would result in either the Target Fund or the Acquiring Fund having to pay an addition to tax pursuant to Section 860 of the Code, or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a) of the Code.

ARTICLE VIII

AMENDMENTS AND TERMINATION

8.1 Amendments.  This Agreement may be amended, modified or supplemented only in writing by the Parties, whether before or after the meeting of Target Fund Shareholders at which action upon this Agreement and the transactions contemplated hereby is to be taken; provided, however, that after the requisite approval of the Target Fund Shareholders has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner that would adversely affect the rights of such shareholders without their further shareholder approval. Nothing in this paragraph 8.1 shall be construed to prohibit the Parties from amending this Agreement to change the Closing Date.

8.2 Termination.  Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Effective Time:

(a)        by the mutual written consent of the Parties;

(b)        by the Target Fund (i) following a material breach by Acquiring Fund of any of its representations, warranties or covenants contained in this Agreement, provided that Acquiring Fund shall have been given a period of 10 Business Days from the date of the occurrence of such breach to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in paragraphs 6.1 and 6.3 are not satisfied as specified in said paragraphs on or before the Effective Time; or (iii) upon the occurrence of an event which has a Material Adverse Effect upon Acquiring Fund Trust or the Acquiring Fund;

(c)        by Acquiring Fund (i) following a material breach by the Target Fund of any of its representations, warranties or covenants contained in this Agreement, provided that the Target Fund shall have been given a period of 10 Business Days from the date of the occurrence of such breach to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in paragraphs 6.2 and 6.3 are not satisfied as specified in said paragraphs on or before the Effective Time; or (iii) upon the occurrence of an event which has a Material Adverse Effect upon the Target Fund;

(d)        by either the Acquiring Fund or Target Fund by written notice to the other following a determination by the terminating Party’s Board of Trustees that the consummation of the Reorganization is not in the best interest of its shareholders; or

(e)        by either the Acquiring Fund or Target Fund if the Effective Time does not occur on or prior to October 31, 2022.

If a Party terminates this Agreement in accordance with this paragraph 8.2, there shall be no liability for damages on the part of any Party, or the trustees or officers of such Party.

ARTICLE IX

PUBLICITY; CONFIDENTIALITY

9.1 Publicity.  Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Parties mutually shall agree in writing, provided that nothing herein shall prevent either Party from making such public announcements as may be required by Law, in which case the Party issuing such statement or communication shall advise the other Party prior to such issuance.

9.2 Confidentiality.  (a) The Parties, Acquiring Fund Adviser and Target Fund Adviser (for purposes of this paragraph 9.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and Affiliated Persons to hold, in strict confidence, and not disclose to any other Person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to Governmental or Regulatory Bodies, and, where necessary, to any other Person in connection with the obtaining of consents or waivers as contemplated by this

Agreement; (ii) if required by court order or decree or applicable Law; (iii) if it is publicly available through no act or failure to act of such Party; (iv) if it was already known to such Party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, the Parties, Acquiring Fund Adviser and Target Fund Adviser agree that they along with their board members, employees, representative agents and Affiliated Persons shall, and shall cause their Affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other Persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and Affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable Law; (ii) if it is publicly available through no act or failure to act of such Party; (iii) if it was already known to such Party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

ARTICLE X

MISCELLANEOUS

10.1                Entire Agreement.  This Agreement (including any schedules delivered pursuant hereto, which are a part hereof), a separate letter agreement among Target Fund Adviser, Acquiring Fund Adviser, Target Fund Trust and Acquiring Fund Trust dated December 13, 2021 (the “NDA”), and a separate Asset Purchase Agreement between Acquiring Fund Adviser and Target Fund Adviser dated [ ] (the “APA”) constitute the entire agreement of the Parties, Acquiring Fund Adviser and Target Fund Adviser with respect to the matters covered by this Agreement. This Agreement supersedes any and all prior understandings, written or oral, between the Parties, Acquiring Fund Adviser and Target Fund Adviser (except the NDA and APA) and may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by an authorized executive officer of the Party (or by an authorized executive officer of Acquiring Fund Adviser or Target Fund Adviser solely for purposes of this paragraph and paragraphs 9.2, 10.5, 10.13 and 10.14 and Article VII) against which enforcement of the amendment, modification, waiver, discharge or termination is sought.

10.2                Notices.  All notices or other communications under this Agreement shall be in writing and sufficient if delivered personally, by overnight courier, or sent via registered or certified mail, postage prepaid, return receipt requested, addressed as follows (notices or other communication sent via e-mail shall not constitute notice):

If to Target Fund Trust:

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Attention: Legal Department

With a copy (which shall not constitute notice) to:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Attention: Sean Graber

If to Acquiring Fund Trust:

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606

Attention: Legal Department

With a copy (which shall not constitute notice) to:

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110

Attention: Christopher P. Harvey, Esq.

10.3                Waiver.  The failure of either Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. Except as provided in paragraph 6.3(a) and 6.3(d), a Party may waive any condition to its obligations hereunder (such waiver to be in writing and authorized by an authorized officer of the waiving Party).

10.4                Assignment.  This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any Party without the written consent of all other Parties. Nothing herein express or implied is intended to or shall confer any rights, remedies or benefits upon any Person other than the Parties hereto.

10.5                Survival.  Except as provided in the next sentence, the respective representations, warranties and covenants contained in this Agreement and in any certificates or other instruments exchanged at the Effective Time as provided in Article VI hereto shall not survive the consummation of the transactions contemplated hereunder. The covenants in paragraphs 1.3, 1.5, 5.5, 5.11, 5.12, 5.13, 8.2, 9.2 and Articles VII and X shall survive the consummation of the transactions contemplated hereunder.

10.6                Headings.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.7                Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

10.8                Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of Delaware, without regard to its principles of conflicts of laws; provided, that, in the case of a conflict between those laws and the U.S. federal securities laws, the latter shall govern.

10.9                Further Assurances.  Subject to the terms and conditions herein provided, each of the Parties hereto shall use its reasonable best efforts to take, or cause to be taken, such action to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable Law to consummate and make effective the Reorganization contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to each Party hereto each of the items required under this Agreement as a condition to such Party’s obligations hereunder. In addition, the Target Fund shall deliver or cause to be delivered to Acquiring Fund Trust at the Closing, the Books and Records of the Target Fund (regardless of whose possession they are in).

10.10                Beneficiaries.  Nothing contained in this Agreement shall be deemed to create rights in Persons not Parties (including, without limitation, any shareholder of the Acquiring Fund or the Target Fund).

10.11                Validity.  Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by Law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

10.12                Effect of Facsimile or PDF Signature.  A facsimile or PDF signature of an authorized officer of a Party hereto on any Transfer Document shall have the same effect as if executed in the original by such officer.

10.13                Acquiring Fund Trust Liability.  The name “Harbor ETF Trust” is the designation of the trustees for the time being under an Agreement and Declaration of Trust dated May 14, 2021, and all Persons dealing with Acquiring Fund Trust or the Acquiring Fund must look solely to the property of Acquiring Fund Trust or the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of Acquiring Fund Trust. No other portfolio of Acquiring Fund Trust shall be liable for any claims against the Acquiring Fund. The Parties, along with Acquiring Fund Adviser and Target Fund Adviser, specifically acknowledge and agree that any liability of Acquiring Fund Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other portfolio of Acquiring Fund Trust shall be liable with respect thereto.

10.14                Target Fund Trust Liability.  The name “The Advisor’s Inner Circle Fund II” is the designation of the trustees for the time being under an Amended and Restated Agreement and Declaration of Trust, dated July 24, 1992, as amended and restated February 18, 2004 and August 10, 2004 and amended May 15, 2012, and all Persons dealing with the Target Fund or Target Fund Trust must look solely to the property of the Target Fund or Target Fund Trust for the enforcement of any claims as none of its trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of Target Fund Trust. No other portfolio of Target Fund Trust shall be liable for any claims against the Target Fund. The Parties, along with Acquiring Fund Adviser and Target Fund Adviser, specifically acknowledge and agree that any liability of Target Fund Trust under this Agreement with respect to the Target Fund, or in connection with the transactions contemplated herein with respect to the Target Fund, shall be discharged only out of the assets of the Target Fund and that no other portfolio of Target Fund Trust shall be liable with respect thereto.

ARTICLE XI

DEFINITIONS

As used in this Agreement, the following terms have the following meanings:

“Action or Proceeding” means any action, suit or proceeding by any Person, or any investigation or audit by any Governmental or Regulatory Body.

“Acquiring Fund” has the meaning specified in the preamble.

“Acquiring Fund Adviser” has the meaning specified in the preamble.

“Acquiring Fund Trust” has the meaning specified in the preamble.

“Acquiring Fund Trust Board” has the meaning specified in the recitals.

“Acquiring Fund Trust Governing Documents” means the Declaration of Trust and Bylaws of Acquiring Fund Trust.

“Acquiring Fund Shares” has the meaning specified in the recitals.

“Affiliate” means, with respect to any Person, any other Person controlling, controlled by or under common control with such first Person.

“Affiliated Person” shall mean, with respect to any Person, an “affiliated person” of such Person as such term is defined in Section 2(a)(3) of the 1940 Act.

“Agreement” has the meaning specified in the preamble.

“Books and Records” means a Parties’ accounts, books, records or other documents (including but not limited to minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants, and other similar records) required to be maintained by the Parties with respect to the Target Fund or the Acquiring Fund, as applicable, pursuant to the 1940 Act and rules thereunder.

“Business Day” means a day other than Saturday, Sunday or a day on which banks located in New York City are authorized or obligated to close.

“Closing” has the meaning specified in paragraph 3.1.

“Code” has the meaning specified in the recitals.

“Custodian” has the meaning specified in paragraph 2.4.

“Effective Time” has the meaning specified in paragraph 3.1.

“Governmental or Regulatory Body” means any court, tribunal, or government or political subdivision, whether U.S. federal, state, county, local or non-U.S., or any agency, authority (including any taxing authority), official or instrumentality of any such government or political subdivision.

“Independent Trustees” has the meaning specified in the recitals.

“Knowledge” means (i) with respect to Target Fund Trust and the Target Fund, the actual knowledge after reasonable inquiry of Target Fund Trust’s trustees or officers or Target Fund Adviser in its capacity as adviser to the Target Fund; and (ii) with respect to Acquiring Fund Trust and the Acquiring Fund, the actual knowledge after reasonable inquiry of Acquiring Fund Trust’s trustees or officers, or Acquiring Fund Adviser in its capacity as adviser to Acquiring Fund Trust.

“Law” means any law, statute, rule, regulation or ordinance of any Governmental or Regulatory Body.

“Material Adverse Effect” as to any Person means a material adverse effect on the business, results of operations or financial condition of such Person. For purposes of this definition, a decline in net asset value of the Target Fund or Acquiring Fund arising out of its investment operations or declines in market values of securities in its portfolio, the discharge of liabilities, or the redemption of shares representing interests in such fund, shall not constitute a “Material Adverse Effect.”

“NYSE” means New York Stock Exchange.

“1940 Act” means has the meaning specified in the recitals.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Order” means any writ, judgment, decree, injunction or similar order of any Government or Regulatory Body, in each case whether preliminary or final.

“Party” and “Parties” each has the meaning specified in the preamble.

“Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental or Regulatory Body or other entity.

“Protected Persons” has the meaning specified in paragraph 9.2.

“Proxy Statement/Prospectus” has the meaning specified in paragraph 4.1(o).

“Registration Statement” has the meaning specified in paragraph 4.1(o).

“Reorganization” has the meaning specified in the recitals.

“SEC” means the U.S. Securities and Exchange Commission.

“Target Fund” has the meaning specified in the preamble.

“Target Fund Adviser” has the meaning specified in the preamble.

“Target Fund Assets” means all properties and assets of the Target Fund of every kind and description whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, but not limited to, any claims that the Target Fund may have against any Person) and receivables (including dividend and interest receivable), goodwill and other intangible property, Books and Records, and all interests, rights, privileges and powers, owned by the Target Fund, and any prepaid expenses shown on the Target Fund’s books at the Valuation Time, excluding (a) the estimated costs of extinguishing any liability not assumed by the Acquiring Fund; and (b) the Target Fund’s rights under this Agreement.

“Target Fund Liabilities” means all existing liabilities of the Target Fund reflected on the unaudited statement of assets and liabilities of the Target Fund prepared by the Target Fund or its agent as of the Valuation Time in accordance with U.S. generally accepted accounting principles consistently applied from the prior audited reporting period and reviewed and approved by the respective Treasurers of Acquiring Fund Trust and Target Fund Trust at the

Effective Time. The Acquiring Fund shall assume only those liabilities of the Target Fund reflected in that unaudited statement of assets and liabilities and shall not assume: (i) any liabilities not reflected on the unaudited statement of assets and liabilities, whether absolute or contingent, (ii) any liabilities, costs or charges relating to the expense limitation arrangement between Target Fund Trust, on behalf of the Target Fund, and Target Fund Adviser (including any recoupment by Target Fund Adviser or its affiliates of any fees or expenses of the Target Fund previously waived or reimbursed), (iii) any liability for any obligation of the Target Fund to file reports with the SEC, Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Effective Time with respect to the Target Fund (which, for the avoidance of doubt, any such liability or obligation will remain with the Target Fund except as otherwise provided for in Section 1.3), or (iv) any other liability that the parties agree in writing should be excluded.

“Target Fund Shareholders” has the meaning specified in the recitals.

“Target Fund Trust” has the meaning specified in the preamble.

“Target Fund Trust Board” has the meaning specified in the recitals.

“Target Fund Trust Governing Documents” means the Amended and Restated Agreement and Declaration of Trust and Second Amended and Restated Bylaws of Target Fund Trust, as amended from time to time.

“Taxes” has the meaning specified in paragraph 4.1(l)(1).

“Tax Returns” has the meaning specified in paragraph 4.1(l)(2).

“Transfer Documents” has the meaning specified in paragraph 6.2(e).

“Valuation Time” has the meaning specified in paragraph 2.5.

IN WITNESS WHEREOF, the Parties, Acquiring Fund Adviser and Target Fund Adviser have caused this Agreement to be duly executed and delivered by their duly authorized officers, as of the day and year first above written.

THE ADVISORS’ INNER CIRCLE FUND II, on behalf of its series WESTFIELD CAPITAL DIVIDEND GROWTH FUND

By:
Name:
Title:

HARBOR ETF TRUST, on behalf of its series HARBOR DIVIDEND GROWTH LEADERS ETF

By:
Name:
Title:

WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P.

By:
Name:
Title:

Solely for purposes of Article VII and

Paragraphs 9.2, 10.1, 10.5, 10.13 and 10.14

HARBOR CAPITAL ADVISORS, INC.

By:
Name:
Title:

Solely for purposes of Article VII and

Paragraphs 1.3, 6.1(f), 9.2, 10.1, 10.5, 10.13 and 10.14

Appendix B—Target Fund’s Financial Highlights

The Financial Highlights will help you understand the Target Fund’s financial performance for the fiscal periods indicated. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Target Fund, assuming reinvestment of any dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Target Fund’s audited financial statements, is included in the Target Fund’s Annual Report dated October 31, 2021.

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Institutional Class Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.13	$12.33	$11.69	$12.21	$10.22

Income from Operations
Net Investment Income(1)	0.19	0.17	0.19	0.16	0.17
Net Realized and Unrealized Gains	4.33	0.85	1.44	0.81	2.08

Total from Operations	4.52	1.02	1.63	0.97	2.25

Dividends and Distributions from:
Net Investment Income	(0.16)	(0.22)	(0.14)	(0.16)	(0.22)
Net Realized Gains	(0.99)	—	(0.85)	(1.33)	(0.04)

Total Dividends and Distributions	(1.15)	(0.22)	(0.99)	(1.49)	(0.26)

Net Asset Value, End of Year	$16.50	$13.13	$12.33	$11.69	$12.21

Total Return†	36.30%	8.28%	16.30%	8.31%	22.39%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$156,827	$121,448	$131,791	$115,153	$109,181
Ratio of Expenses to Average Net Assets(2)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.05%	1.09%	1.13%	1.08%	1.06%
Ratio of Net Investment Income to Average Net Assets	1.25%	1.39%	1.71	1.31%	1.56%
Portfolio Turnover Rate	62%	76%	71%	69%	122%

†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.
(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 0.95%, 0.95%, 0.95%, 0.95% and 0.95%, respectively.

B-1

	Investor Class Shares
	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$13.16	$12.36	$11.71	$12.23	$10.24

Income from Operations
Net Investment Income(1)	0.15	0.14	0.17	0.12	0.14
Net Realized and Unrealized Gains	4.34	0.85	1.45	0.82	2.09

Total from Operations	4.49	0.99	1.62	0.94	2.23

Dividends and Distributions from:
Net Investment Income	(0.13)	(0.19)	(0.12)	(0.13)	(0.20)
Net Realized Gains	(0.99)	—	(0.85)	(1.33)	(0.04)

Total Dividends and Distributions	(1.12)	(0.19)	(0.97)	(1.46)	(0.24)

Net Asset Value, End of Year	$16.53	$13.16	$12.36	$11.71	$12.23

Total Return†	35.93%	8.02%	16.08%	8.06%	22.11%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,003	$865	$734	$635	$471
Ratio of Expenses to Average Net Assets(2)	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.30%	1.34%	1.38%	1.33%	1.31%
Ratio of Net Investment Income to Average Net Assets	0.98%	1.11%	1.46	1.03%	1.29%
Portfolio Turnover Rate	62%	76%	71%	69%	122%

†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.
(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 1.20%, 1.20%, 1.20%, 1.20% and 1.20%, respectively

B-2

Appendix C—Shareholder Information/Shareholder and Account Policies

Shareholder Information

Valuing Fund Shares

The Acquiring Fund’s NAV per share, is generally calculated each day the NYSE is open for trading as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. The NAV per share is computed by dividing the net assets of the Acquiring Fund by the number of Fund shares outstanding. The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations.

Shares of the Acquiring Fund may be purchased through a broker in the secondary market by individual investors at market prices which may vary throughout the day and may differ from NAV.

On holidays or other days when the NYSE is closed, the NAV is not calculated and the Acquiring Fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the Acquiring Fund’s NAV is not calculated. Consequently, the Acquiring Fund’s portfolio securities may trade and the NAV of the Acquiring Fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or sell shares of the Acquiring Fund.

The Acquiring Fund Trust’s valuation procedures permit the Acquiring Fund to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data. As a general matter, accurately fair valuing investments is difficult and can be based on inputs and assumptions that may not always be correct.

The Acquiring Fund generally values portfolio securities and other assets for which market quotes are readily available at market value for purposes of calculating the Acquiring Fund’s NAV. In the case of equity securities, market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on quotes obtained from a quotation reporting system, established market makers, or independent pricing vendors. In the case of fixed income securities and non-exchange traded derivative instruments, market value is generally determined using prices provided by independent pricing vendors. The prices provided by independent pricing vendors reflect the pricing vendor’s assessment using various market inputs of what it believes are the fair market values of the securities at the time of pricing. Those market inputs include recent transaction prices and dealer quotations for the securities, transaction prices for what the independent pricing vendor believes are similar securities and various relationships between factors such as interest rate changes and security prices that are believed to affect the prices of individual securities. Because many fixed income securities trade infrequently, the independent pricing vendor often does not have as a market input, current transaction price information when determining a price for a particular security on any given day. When current transaction price information is available, it is one input into the independent pricing vendor’s evaluation process, which means that the price supplied by the pricing vendor may differ from that transaction price. Short-term fixed income investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Exchange-traded options, futures and options on futures are generally valued at the settlement price determined by the relevant exchange.

Shareholder Information

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing vendors. As a result, the NAV of Fund shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

When reliable market quotations or prices supplied by an independent pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are generally priced at their fair value, determined according to fair value pricing procedures adopted by the Board of Trustees. The Acquiring Fund may also use fair value pricing if the value of some or all of the Acquiring Fund’s securities have been materially affected by events occurring before the Acquiring Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by the Acquiring Fund to calculate its NAV may differ from market quotations, official closing prices or prices supplied by an independent pricing vendor for the same securities. This means the Acquiring Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or prices supplied by an independent pricing vendor. The fair value prices used by the Acquiring Fund may also differ from the prices that the Acquiring Fund could obtain for those securities if the Acquiring Fund were to sell those securities at the time the Acquiring Fund determines its NAV.

Buying and Selling Shares

The Acquiring Fund issues and redeems shares only in Creation Units at the NAV per share next determined after receipt of an order from an authorized participant. Authorized participants must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Only authorized participants may acquire shares directly from the Acquiring Fund, and only authorized participants may tender their shares for redemption directly to the Acquiring Fund, at NAV. Once created, shares trade in the secondary market in quantities less than a Creation Unit.

These transactions are made at market prices that may vary throughout the day and may be greater than the Acquiring Fund’s NAV (premium) or less than the Acquiring Fund’s NAV (discount). As a result, you may pay more than NAV when you purchase shares, and receive less than NAV when you sell shares, in the secondary market. If you buy or sell shares in the secondary market, you will generally incur customary brokerage commissions and charges and you may also incur the cost of the spread between the price at which a dealer will buy shares of the Acquiring Fund and the somewhat higher price at which a dealer will sell shares. Due to such commissions and charges and spread costs, frequent trading may detract significantly from investment returns.

The Acquiring Fund may impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares. Information about the procedures regarding creation and redemption of Creation Units and the applicable transaction fees is included in the Statement of Additional Information.

DISTRIBUTION AND SERVICE (12B-1) FEES

The Acquiring Fund Trust has adopted a distribution plan for the Acquiring Fund in accordance with Rule 12b-1 under the Investment Company Act. Under the plan, the Acquiring Fund is authorized to pay distribution and service fees to the Distributor for the sale, distribution and servicing of shares. No Rule 12b-1 fees are currently paid by

Shareholder Information

the Acquiring Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Acquiring Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Acquiring Fund may cost you more than certain other types of sales charges.

BOOK ENTRY

Shares of the Acquiring Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (DTC), or its nominee, is the registered owner of all outstanding shares of the Acquiring Fund. Your ownership of shares will be shown on the records of DTC and the DTC participant broker-dealer through which you hold the shares. Your broker-dealer will provide you with account statements, confirmations of your purchases and sales, and tax information. Your broker-dealer will also be responsible for distributing income and capital gain distributions and for sending you shareholder reports and other information as may be required.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Acquiring Fund accommodates frequent purchases and redemptions of Creation Units by authorized participants and does not place a limit on purchases or redemptions of Creation Units by these investors. The Acquiring Fund reserves the right, but does not have the obligation, to reject any purchase or redemption transaction (subject to legal and regulatory limits regarding redemption transactions) at any time. In addition, the Acquiring Fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

INVESTMENTS BY REGISTERED INVESTMENT COMPANIES

Section 12(d)(1) of the Investment Company Act restricts investments by registered investment companies in the securities of other investment companies, including shares of the Acquiring Fund. Registered investment companies are permitted to invest in the Acquiring Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including the requirement to enter into an agreement with the Acquiring Fund.

NOTE TO AUTHORIZED PARTICIPANTS REGARDING CONTINUOUS OFFERING

Certain legal risks may exist that are unique to authorized participants purchasing Creation Units directly from the Acquiring Fund. Because new Creation Units may be issued on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933 (the 1933 Act), could be occurring. As a broker-dealer, certain activities that you perform may, depending on the circumstances, result in your being deemed a participant in a distribution, in a manner which could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the 1933 Act.

For example, you may be deemed a statutory underwriter if you purchase Creation Units from the Acquiring Fund, break them down into individual Fund shares, and sell such shares directly to customers, or if you choose to couple the creation of a supply of new Fund shares with an active selling effort involving solicitation of secondary market demand for Fund shares. A determination of whether a person is an underwriter for purposes of the 1933 Act depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Shareholder Information

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act.

This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, you should note that dealers who are not underwriters but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the 1933 Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. Firms that incur a prospectus-delivery obligation with respect to shares of the Acquiring Fund are reminded that, under Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange. Certain affiliates of the Acquiring Fund may purchase and resell Fund shares pursuant to this prospectus.

Shareholder and Account Policies

Dividends, Distributions and Taxes

The Acquiring Fund expects to distribute all or substantially all of its net investment income and realized capital gains, if any, each year. The Acquiring Fund declares and pays any dividends from net income and capital gains at least annually in December. The Acquiring Fund may also pay dividends and capital gain distributions at other times if necessary, to avoid federal income or excise tax. The Acquiring Fund expects distributions, if any, to be from net investment income and/or capital gains. If you purchased your shares in the secondary market, your broker is responsible for distributing the income and capital gains distributions to you.

For U.S. federal income tax purposes, distributions of net long-term capital gains are taxable as long-term capital gains which may be taxable at different rates depending on their source and other factors. Distributions of net short-term capital gains are taxable as ordinary income. Dividends from net investment income are taxable either as ordinary income or, if so reported by the Acquiring Fund and certain other conditions (including holding period requirements) are met by the Acquiring Fund and the shareholder, as “qualified dividend income” (“QDI”). QDI is taxable to individual shareholders at a maximum 15% or 20% for U.S. federal income tax purposes (depending on whether the individual’s income exceeds certain threshold amounts). More information about QDI is included in the Acquiring Fund’s Statement of Additional Information. Dividends and capital gains distributions are taxable whether you receive them in cash or reinvest them in additional Fund shares.

Generally, you should avoid investing in the Acquiring Fund shortly before an anticipated dividend or capital gain distribution. If you purchase shares of the Acquiring Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. Dividends paid to you may be included in your gross income for tax purposes, even though you may not have participated in the increase in the NAV of the Acquiring Fund. This is referred to as “buying a dividend.”

When you sell Fund shares, you generally will realize a capital gain or capital loss in an amount equal to the difference between the net amount of the sale proceeds you receive and your tax basis for the shares that you sell or exchange. Character and tax status of distributions will be available to shareholders after the close of each calendar year.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from the Acquiring Fund and net gains from redemptions or other taxable dispositions of Fund shares) earned by U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

If you do not provide your correct social security number or other taxpayer identification number, along with certifications required by the Internal Revenue Service (“IRS”), you may be subject to a backup withholding tax, currently at a rate of 24%, on any dividends and capital gain distributions, and any other payments to you. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends or otherwise “withholdable payments” from the Acquiring Fund, as discussed in more detail in the Acquiring Fund’s Statement of Additional Information.

Shareholder and Account Policies

Taxes on Creations and Redemptions of Creation Units

An authorized participant who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. An authorized participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Authorized participants exchanging securities for Creation Units or redeeming Creation Units should consult their own tax advisers with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units held as capital assets is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

Cost Basis

The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares subject to adjustments as required by the Internal Revenue Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. The cost basis information for sale transactions is generally required to be reported to the IRS and the shareholders. You may elect to have one of several cost basis methods applied to your account and should consult with your tax adviser regarding your specific situation. You should contact your financial intermediary through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

HARBOR ETF TRUST

Statement Of Additional Information

[April 10], 2022

Acquisition of the Assets and Existing Liabilities of:

Westfield Capital Dividend Growth Fund

(a series of The Advisors’ Inner Circle Fund II)

(the “Target Fund”)

One Freedom Valley Drive

Oaks, PA 19456

By, and in Exchange for, Shares of: Harbor Dividend Growth Leaders ETF (a series of Harbor ETF Trust) (the “Acquiring Fund”) 111 South Wacker Drive, 34th Floor Chicago, Illinois 60606

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated [April 10], 2022, relating specifically to the proposed transfer of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption of the existing liabilities of the Target Fund (subject to such limitations as are included in the Agreement and Plan of Reorganization) by the Acquiring Fund and shares of the Acquiring Fund having an aggregate net asset value equal to those of the Target Fund and cash in lieu of fractional shares of the Acquiring Fund, followed by the complete liquidation of the Target Fund (the “Reorganization”). Harbor Capital has agreed to assume any liabilities of the Target Fund not stated in the Target Fund’s statement of assets and liabilities. Unless otherwise indicated, capitalized terms used herein have the same meanings as are given to them in the Proxy Statement/Prospectus. To obtain a copy of the Proxy Statement/Prospectus, please contact the Harbor ETF Trust, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302, by calling 800-422-1050 or Westfield Capital Dividend Growth Fund, P.O. Box 219009, Kansas City, Missouri 64121-9009, by calling 1-866-454-0738.

DOCUMENTS INCORPORATED BY REFERENCE, INCLUDING FINANCIAL STATEMENTS

This Statement of Additional Information of the Acquiring Fund consists of these introductory pages; the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein; and the Statement of Additional Information that follows:

1.

The prospectus of The Advisors’ Inner Circle Fund II on behalf of the Westfield Capital Dividend Growth Fund, dated March 1, 2022, as supplemented and amended to date (File No. 811-07102; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001398344-22-004473) (the “Target Fund Prospectus”);

2.

Statement of Additional Information of The Advisors’ Inner Circle Fund II on behalf of the Westfield Capital Dividend Growth Fund, dated March 1, 2022 (File No. 811-07102; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001398344-22-004473); and

3.

Annual Report to shareholders of the Target Fund for the fiscal year ended October 31, 2021 (File No. 811-07102; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-22-004487).

1

111 South Wacker Drive, 34th Floor Chicago, IL 60606-4302 harborcapital.com

STATEMENT OF ADDITIONAL INFORMATION – [April 10], 2022

Harbor ETF Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and includes the following series (the “Fund”):

Fund	Principal U.S. Listing Exchange	Ticker
Harbor Dividend Growth Leaders ETF	NYSE Arca, Inc.	GDIV

Additional funds may be created by the Trust’s Board of Trustees (the “Board of Trustees” or the “Trustees”) from time to time. The assets of the Fund are managed by a subadviser (the “Subadviser”) under the supervision of Harbor Capital Advisors, Inc., the Fund’s investment adviser (“Harbor Capital” or the “Adviser”).

This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with the Prospectus of the Fund dated [April 10], 2022, as amended or supplemented from time to time. The information about the Fund’s investments is available at harborcapital.com or in the Fund’s Annual and Semi-Annual reports to shareholders. Investors can obtain free copies of the Prospectus and the Statement of Additional Information, the Annual Reports, which contain the Fund’s audited financial statements, the Semi-Annual Reports, request other information and discuss their questions about the Fund by calling 800-422-1050, by writing to Harbor ETF Trust at 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302 or by visiting our website at harborcapital.com. No audited Annual or Semi-Annual reports exist for the Fund, which had not commenced operations as of the date of this Statement of Additional Information.

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(continued)

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ADDITIONAL POLICIES AND INVESTMENT TECHNIQUES

The Fund is an exchange-traded fund that issues and redeems shares on a continuous basis at net asset value per share (“NAV”) in aggregations of a specified number of shares called “Creation Units.” Creation Units are issued in exchange for portfolio securities and/or cash. Shares are listed and traded on an exchange. Shares trade in the secondary market at market prices that may differ from the shares’ NAV. Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and in exchange for portfolio securities and/or cash. Shareholders who are not Authorized Participants (as defined herein), therefore, will not be able to purchase or redeem shares directly with or from the Fund. Instead, most shareholders who are not Authorized Participants will buy and sell shares in the secondary market through a broker.

The Fund is a non-diversified management investment company that has its own investment objective that it pursues through separate investment policies, as described in the Prospectus and below. The following discussion elaborates on the presentation of certain of the Fund’s investment policies contained in the Prospectus.

The Fund may temporarily depart from its normal investment policies and strategies when the Fund’s Subadviser and/or the Adviser, as applicable, believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund investment objective. For instance, the Fund may invest in derivatives or exchange traded funds that are consistent with the Fund‘s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one subadviser to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments— in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

80% Requirement

Harbor Dividend Growth Leaders ETF is subject to a policy, applied at the time of each purchase, of investing 80% of the Fund’s net assets, plus borrowings for investment purposes, in securities suggested by the Fund’s name, as set forth in its prospectus. Such a Fund need not sell non-qualifying securities that appreciated in value in order to bring its investments in compliance with the 80% requirement. However, any future investments must be made in a manner to bring the Fund’s investments in compliance with the 80% requirement. This policy may be changed by the Fund upon 60 days’ advanced notice to the shareholders.

The market value of derivatives that have economic characteristics similar to the investments included in a Fund’s 80% policy will be counted for purposes of this policy.

INVESTMENT POLICIES

The Fund may make the types of investments, and is subject to the types of risks, described in each of the following investment policies.

Borrowing

Borrowing is permitted for temporary administrative or emergency purposes and this borrowing may be unsecured. Borrowing may exaggerate the effect on any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Cash Equivalents

Cash equivalents include short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities). The Fund may also invest in obligations of domestic and/or foreign banks, which include certificates of deposit, bankers’ acceptances and fixed time deposits. The Fund may also invest in obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation (“FDIC”). Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of further political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

The Fund may also invest in commercial paper that at the date of investment is rated at least A-1 by S&P, P-1 by Moody’s or F-1 by Fitch Ratings or, if not rated, is issued or guaranteed as to payment of principal and interest by companies that at the date of investment have an outstanding debt issue rated AA or better by S&P or equivalently rated by Moody’s or Fitch Ratings; short-term corporate obligations that at the date of investment are rated AA or better by S&P or equivalently rated by Moody’s or Fitch Ratings, and other debt instruments, including unrated instruments, determined to be of comparable high quality and liquidity.

The Fund may hold cash and invest in cash equivalents pending investment of proceeds from new sales or to meet ordinary daily cash needs.

INVESTMENT POLICIES

Common Stocks

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Common stock usually carries with it the right to vote and frequently, an exclusive right to do so.

Convertible Securities

Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price’s decline. They generally pay less income than non-convertible bonds.

CONTINGENT CONVERTIBLE INSTRUMENTS

Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

∎   Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

∎   Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos (such as the Fund) against the issuer with respect to or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a trigger, each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

∎   Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

INVESTMENT POLICIES

Cybersecurity Risks

As the use of technology increases, the Fund may be more susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber attacks include, among other things, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data.

Cybersecurity breaches affecting the Fund or the Adviser, Fund’s Subadviser, custodian, transfer agent, other third-party service providers, intermediaries and others may adversely impact the Fund and its shareholders. A cybersecurity breach may cause disruptions and impact the Fund’s business operations, which could potentially result in financial losses, inability to determine the Fund’s net asset value, impediments to trading, reputational damage, the inability of shareholders to transact business, violation of applicable law, regulatory penalties and/or fines, and compliance and other costs. Indirect cybersecurity breaches at third-party service providers, intermediaries, trading counterparties, governmental and other regulatory authorities, and exchange and other financial market operators may subject the Fund’s shareholders to the same risks associated with direct cybersecurity breaches. Further, indirect cybersecurity breaches at an issuer of securities in which the Fund invests may similarly negatively impact the Fund’s shareholders because of a decrease in the value of these securities.

The Trust has established policies and procedures designed to reduce the risks associated with cybersecurity breaches and other operational disruptions. However, there is no guarantee that such efforts will succeed, especially since the Trust does not directly control the cybersecurity systems of issuers or third-party service providers. There is a risk that cybersecurity breaches will not be detected. In addition, there are inherent limitations to these policies and procedures and certain risks may not yet be identified and new risks may emerge in the future. The Fund and its shareholders could be negatively impacted as a result of any cybersecurity breaches or operational disruptions.

Derivative Instruments

Derivative instruments are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract either entered into between two parties (unlike a stock or a bond) or traded on an exchange and subject to central clearing. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.

A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the Fund , including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the expectations of the Subadviser will be wrong.

INVESTMENT POLICIES

Derivative Instruments — Continued

Transactions in derivative instruments often enable a Fund to take investment positions that more precisely reflect the expectations of the Subadviser concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.

Derivative contracts include options, futures contracts and swap agreements. The principal risks associated with derivative instruments are:

∎   Market Risk: The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is similar to the risk of investing in conventional securities.

∎   Leverage And Associated Price Volatility: Leverage causes increased volatility in the price of the derivative and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

∎   Counterparty Credit Risk: The use of an over-the-counter derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. For example, in an option contract, this involves the risk to the option buyer that the writer will not buy or sell the underlying asset as agreed. In general, counterparty risk can be reduced by having an organization with extremely good credit act as an intermediary between the two parties. Currently, some derivatives such as certain interest rate swaps and certain credit default index swaps are subject to central clearing. Central clearing is expected to reduce counterparty credit risk, but central clearing does not make derivatives risk-free.

∎   Liquidity And Valuation Risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced generally with as much accuracy as conventional securities. Derivative instruments that are custom-designed to meet the specialized investment needs of a relatively narrow group of institutional investors, may be less liquid and more difficult to value.

∎   Correlation Risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

∎   Operational Risk: The risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error.

∎   Legal Risk: The risk that there is insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a contract.

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Derivative Instruments — Continued

SEC Regulatory Change. In October 2020, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the Portfolio’s asset segregation and cover practices discussed herein. The final rule requires a Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund satisfies a “limited derivatives users” exception that is included in the final rule. Under the final rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund satisfies the limited derivatives users exception, but for portfolios subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding the use of securities lending collateral that may limit a Fund’s securities lending activities. In addition, under the final rule, a Fund will be permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the final rule. Furthermore, under the final rule, a Fund will be permitted to enter into an unfunded commitment agreement if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.

Compliance with these new requirements will be required after an eighteen-month transition period ending August 19, 2022. Following the compliance date, these requirements may limit the ability of a Fund to use derivatives, reverse repurchase agreements and similar financing transactions, when-issued, delayed delivery and forward commitment transactions, and unfunded commitment agreements as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could

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Derivative Instruments — Continued

adversely affect investors. The Adviser cannot predict the effects of these regulations and will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

OPTIONS TRANSACTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Options Transactions. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option

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period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund’s portfolio securities.

Each Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Subadviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses. Position limits adopted by the CFTC may limit the Fund’s ability to obtain indirect exposure to commodities through commodity futures contracts and related options or may increase the cost of such exposure.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies, commodities and commodity indices and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission (“CFTC”).

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Derivative Instruments — Continued

A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments, currencies, commodities or indices for an agreed price for a designated period (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions (same exchange, underlying security or index, and delivery months) that may result in a profit or a loss. While futures contracts on securities, currency or commodities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities, currency or commodities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date. The Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market and there is no assurance that a portfolio manager will be able to close out its position when the Subadviser considers it appropriate or desirable to do so. In the event of adverse price movements, the Fund may be required to continue making daily cash payments to maintain its required margin. If the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the Subadviser would not otherwise elect to do so. In addition, the Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds.

Options On Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

Risks Associated With Options Transactions, Futures Contracts and Options on Futures Contracts. The writing and purchase of futures contracts and options on futures is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of futures contracts and options on futures depends in

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Derivative Instruments — Continued

part on the Subadviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the futures contracts or options and the relevant securities or currency or other markets.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates, among other things, may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund’s futures positions and portfolio positions may be impossible to achieve. In the event of an imperfect correlation between a futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded futures contract or option on a futures contract or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies. The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price.

The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Adviser and/or Subadviser, as applicable, will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing the Funds, and the limits may constrain the ability of a Fund to use such contracts.

SWAPS, CAPS, FLOORS AND COLLARS

The Fund may enter into swaps, caps, floors, and collars . For purposes of other investment policies and restrictions, the Fund may value derivative instruments at market value, notional value or full

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Derivative Instruments — Continued

exposure value (i.e., the sum of the notional amount for the contract plus the market value). For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Most types of over-the-counter swap agreements entered into by the Funds will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under an over-the-counter swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Certain types of swaps are exchange-traded and subject to clearing. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.

The Fund may from time to time combine swaps with options. Interest rate swaps involve the exchange of respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Each Fund will only enter into currency swap, cap or floor transactions with counterparties to such transactions that meet the minimum credit quality requirements applicable to the respective Fund generally and meets any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements for each Fund are those applicable to the

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Derivative Instruments — Continued

Fund’s purchase of securities generally such that if the Fund is permitted to only purchase securities which are rated investment-grade (or the equivalent if unrated), the Fund could only enter into one of the above referenced transactions with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated).

The Fund may enter into swap transactions for the purpose of achieving the approximate economic equivalent of a purchase or sale of foreign equity securities (to the extent the investment policies for such fund otherwise permits it to purchase foreign equity securities) when the Fund is not able to purchase or sell foreign equity securities directly because of administrative or other similar restrictions, such as the need to establish an account with a local sub-custodian prior to purchase or sale, applicable to U.S. mutual funds in that local market.

The Fund’s current obligations under a swap agreement are accrued daily (offset against any amounts owed by the counterparty to the Fund) and any accrued but unpaid net amounts owed by a Fund to a counterparty are, pursuant to current SEC regulations, covered by segregating or earmarking Fund assets determined to be liquid by the Fund’s Subadviser and/or the Adviser, as applicable, in accordance with liquidity procedures established by the Fund’s Board of Trustees. In accordance with current SEC regulations, obligations under swap agreements that are covered in this manner are not considered “senior securities” for purposes of the Fund’s investment restriction regarding senior securities, in accordance with prior staff guidance.

The Fund may invest in loan originations, participations or assignments; mortgage- and asset-backed securities; options, futures contracts and options on futures contracts; foreign currency transactions; or other derivative instruments, to the extent permitted in the Fund’s prospectus or this Statement of Additional Information, notwithstanding that such securities and/or instruments may be considered swaps under the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Credit Default Swaps. Each Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation or the net cash-settlement amount. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation or a net cash-settlement amount. As a seller, during the term of the contract, the Fund will place cash that is not available for investment or liquid securities, equal to the full notional value of the reference obligation, in a separate account with the Fund’s custodian or will set aside or restrict cash or liquid securities in the records or systems of the Fund’s Subadviser, relating to the Fund. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

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Derivative Instruments — Continued	OTHER RISKS ASSOCIATED WITH DERIVATIVES

Risks Associated with Commodity Derivatives. There are several additional risks associated with transactions in commodity futures contracts and other commodity derivatives.

∎   Storage Risk. Unlike the financial derivatives markets, in certain commodity derivatives markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity derivative will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in a derivative on that commodity, the value of the derivative may change proportionately.

∎   Reinvestment Risk. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

∎   Other Economic Factors. The commodities that underlie commodity derivatives may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Hedging And Other Strategies. The Fund will engage in futures and related options and other derivatives transactions either for bona fide hedging purposes or to seek to increase total return. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts or other derivatives. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts or other derivatives, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a

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Derivative Instruments — Continued

currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies or other currency derivatives.

The Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if, among other reasons, there is an established historical pattern of correlation between the two currencies.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the derivatives position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the derivatives position.

On other occasions, the Fund may take a “long” position by purchasing derivatives. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase derivatives as a substitute for transactions in securities, commodities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities or commodities market or currency.

Asset Segregation . As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, a Fund must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not a permissible offsetting position or a contractual “netting” agreement with respect to swaps (other than credit default swaps where the Fund is the protection seller). However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, a Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Futures contracts that do not cash settle may be treated as cash settled for asset segregation purposes when the Funds have entered into a contractual arrangement with a third party futures commission merchant (“FCM”) to offset the Funds’ exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Funds reserve the right to modify their asset segregation policies in the future in their discretion, consistent with the 1940 Act and SEC or SEC staff guidance. By identifying assets equal to only its net obligations under certain instruments, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to identify assets equal to the full notional amount of the instrument. As described above, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by the Funds that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Funds’ asset segregation and cover practices discussed herein.

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Derivative Instruments — Continued

Commodity Pool Operator Status. The Adviser is registered as a “commodity pool operator” with respect to the Fund, which Fund is registered as a “commodity trading advisor” under the Commodity Exchange Act, as amended (“CEA”) and is a member of the National Futures Association.

Fixed Income Securities

Corporate and foreign governmental debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The Fund’s Subadviser will consider both credit risk and market risk in making investment decisions for the Fund.

Foreign Currency Transactions

The value of investments in securities denominated in foreign currencies and the value of dividends and interest earned may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Fund. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward contracts to purchase or sell foreign currencies. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and commissions are not typically charged for trades. Although foreign exchange dealers do not generally charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

A contract for the purchase or sale of a security denominated in a foreign currency may be entered into in order to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss. Such loss would result from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

When the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars that approximates the value of some or all of the relevant Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

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Foreign Currency Transactions — Continued

When foreign currency exchange contracts are used for hedging purposes, a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

Transactions in forward contracts may be entered into only when deemed appropriate by the Subadviser. The Fund generally will not enter into a forward contract with a term of greater than one year. The Fund may experience delays in the settlement of its foreign currency transactions.

Pursuant to current SEC requirements, the Fund will place cash that is not available for investment, or liquid securities (denominated in the foreign currency subject to the forward contract), in a separate account with the Fund’s custodian or will set aside or restrict that cash in the records or systems of the Subadviser. The amounts in such separate account, or set aside or restricted, will equal the value of the Fund’s total assets that are committed to the consummation of foreign currency exchange contracts entered into as a hedge against a decline in the value of a particular foreign currency. If the value of the securities placed in the separate account declines, the Fund will place in the account, or will set aside or restrict, additional cash or securities on a daily basis so that the value of the account or amount set aside or restricted will equal the amount of the Fund’s commitments with respect to such contracts.

Using forward contracts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund’s foreign assets.

While the Fund may enter into forward foreign currency exchange contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Certain strategies could minimize the risk of loss due to a decline in the value of the hedged foreign currency, but they could also limit any potential gain that might result from an increase in the value of the currency. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

The Fund’s activities in foreign currency contracts, currency futures contracts and related options and currency options may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

INVESTMENT POLICIES

Foreign Securities

The Fund is permitted to invest in foreign securities, which are securities issued by foreign issuers, including in emerging market securities.

The Fund’s Subadviser is responsible for determining whether a particular issuer would be considered a foreign or emerging market issuer. Normally, foreign or emerging market governments and their agencies and instrumentalities are considered foreign or emerging market issuers, respectively. In the case of non-governmental issuers, the Fund’s Subadviser may consider an issuer to be a foreign or emerging market issuer if:

∎   the company has been classified by MSCI, FTSE, or S&P indices as a foreign or emerging market issuer;

∎   the equity securities of the company principally trade on stock exchanges in one or more foreign or emerging market countries;

∎   a company derives a substantial portion of its total revenue from goods produced, sales made or services performed in one or more foreign or emerging market countries or a substantial portion of its assets are located in one or more foreign or emerging market countries;

∎   the company is organized under the laws of a foreign or emerging market country or its principal executive offices are located in a foreign or emerging market country; and/or

∎   the Fund’s Subadviser otherwise determines an issuer to be a foreign or emerging markets issuer in its discretion based on any other factors relevant to a particular issuer.

Certain companies which are organized under the laws of a foreign or emerging market country may nevertheless be classified by the Subadviser as a domestic issuer. This may occur when the company’s economic fortunes and risks are primarily linked to the U.S. and the company’s principal operations are conducted from the U.S. or when the company’s equity securities trade principally on a U.S. stock exchange.

FOREIGN SECURITIES RISKS

Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate may also reduce the value of certain portfolio securities. Even though the securities are denominated in U.S. dollars, exchange rate changes may adversely affect the company’s operations or financial health.

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the U.S. Such factors include the unavailability of financial information or the difficulty of interpreting financial

INVESTMENT POLICIES

Foreign Securities — Continued

information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of the Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. An inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

The Fund’s custodian has established and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Fund may invest to permit the Fund’s assets to be held in those foreign countries. These relationships have been established pursuant to Rule 17f-5 of the Investment Company Act, which governs the establishment of foreign subcustodial arrangements for mutual funds. The Fund’s subcustodial arrangements may be subject to certain risks including: (i) the inability of the Fund to recover assets in the event of the subcustodian’s bankruptcy; (ii) legal restrictions on the Fund’s ability to recover assets lost while under the care of the subcustodian; (iii) the likelihood of expropriation, confiscation or a freeze of the Fund’s assets; and (iv) difficulties in converting the Fund’s cash and cash equivalents to U.S. dollars. The Adviser and Subadviser have evaluated the political risk associated with an investment in a particular country.

Investing in securities of non-U.S. companies may entail additional risks especially in emerging countries due to the potential political and economic instability of certain countries. These risks include expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. Should one of these events occur, the Fund could lose its entire investment in any such country. The Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries, or in any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities that may currently exist. This is particularly true of emerging markets.

Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Fund. Certain countries require governmental approval prior to foreign investments or limit the amount of foreign investment in a particular company or limit the investment to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for

INVESTMENT POLICIES

Foreign Securities — Continued

purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for the Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Fund to avoid federal income or excise tax.

Global economies and financial markets are becoming increasingly interconnected and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In January 2020, the United Kingdom withdrew from the EU (referred to as “Brexit”) subject to a withdrawal agreement that permits the United Kingdom to effectively remain in the EU from an economic perspective during a transition phase that expired at the end of 2020. On December 24, 2020, negotiators representing the United Kingdom and the EU came to a preliminary trade agreement, the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and United Kingdom’s relationship following the end of the transition period. On December 30, 2020, the United Kingdom and the EU signed the TCA, which was ratified by the British Parliament on the same day. The TCA was subsequently ratified by the EU Parliament and entered into force on May 1, 2021. Brexit has resulted in volatility in European and global markets and could have significant negative impacts on financial markets in the United Kingdom and throughout Europe. The longer term economic, legal, political and social framework to be put in place between the United Kingdom and the EU is unclear at this stage and is likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. This uncertainty may have an adverse effect on the economy generally and on the value of the Fund’s investments.

EMERGING MARKETS Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities.

Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened. In addition, unanticipated political or social developments may affect the values of the Fund’s investments and the availability to the Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

Emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more

INVESTMENT POLICIES

Foreign Securities — Continued

developed countries. The degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. Accordingly, regulators may not have sufficient access to audit and oversee issuers, and there could be less information available about issuers in certain emerging market countries. As a result, the ability of the Adviser or Subadviser to evaluate local companies or their potential impact on a Fund’s performance could be inhibited. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses.

In addition, the U.S. and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries. In particular, the U.S. and other countries have imposed economic sanctions on certain Russian individuals and corporate entities. The U.S. or other countries could also institute broader sanctions on Russia. Such sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s portfolio. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies located in certain countries, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Countries subject to sanctions may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s portfolio and potentially disrupt its operations. Such events may have an adverse impact on the economies and debts of other emerging markets as well.

On June 3, 2021, President Biden issued Executive Order 14032 (the “Order”), entitled “Executive Order on Addressing the Threat From Securities Investments That Finance Certain Companies of the People’s Republic of China.” The Order restricts transactions in publicly traded securities, or any publicly traded securities that are derivative of, or are designed to provide investment exposure to such securities, of Chinese military industrial complex companies (“CMIC”) by any United States person. The scope and implementation of the sanctions may change as additional guidance is issued. The Fund could be adversely affected by these sanctions. In particular, the Fund may not be permitted to invest in a CMIC in which it otherwise might invest.

ADRs, EDRs, IDRs, AND GDRs

The Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”), and Global Depositary Receipts (“GDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange but the Fund may also invest in ADRs that are traded over-the-counter. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

INVESTMENT POLICIES

Forward Commitments and When-Issued Securities

Securities may be purchased on a when-issued basis and purchased or sold on a forward commitment basis including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund’s other assets. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Fund’s Subadviser deems it appropriate to do so. The Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. While such a contract is outstanding, under current SEC requirements the Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. The Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued purchases and forward commitment transactions enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s net asset value starting on the date of the agreement to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

INVESTMENT POLICIES

Forward Commitments and When-Issued Securities — Continued

Under current SEC requirements, when a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Funds’ custodian, or set aside or restrict in the Subadviser’s records or systems relating to the Fund, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian or set aside or restricted in the Subadviser’s records or systems relating to the Fund while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Recently finalized Financial Industry Regulatory Authority, Inc. (“FINRA”) rules include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.

Illiquid Securities

The Fund will not invest more than 15% of its net assets in illiquid investments, as defined in Rule 22e-4 under the Investment Company Act. Fund investments will be considered illiquid if the Fund reasonably expects that such investments cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market values of the investments. The Trust, on behalf of the Fund, has established a liquidity risk management program in accordance with Rule 22e-4 under the Investment Company Act, which provides for the assessment, management and periodic review the Fund’s liquidity risk, the classification and monthly review of the Fund’s portfolio investments, the determination and periodic review of, and procedures to address a shortfall in, the Fund’s highly liquid investment minimum, if applicable, and limiting the Fund’s illiquid investments to 15% of the Fund’s net assets.

The Board of Trustees has adopted procedures for determining the liquidity of Fund investments that apply to all Funds. The Board of Trustees has delegated to the Adviser and Subadviser the daily function of determining and monitoring the liquidity of Fund investments in accordance with procedures adopted by the Board of Trustees. The Board of Trustees retains oversight of the liquidity determination process.

Investments in Other Investment Companies

The Fund may invest in the securities of other investment companies as permitted under the Investment Company Act and the rules and regulations thereunder. Securities of other investment companies, including shares of closed-end investment companies, business development companies, unit investment trusts and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of security. These investment companies often seek to perform in a similar fashion to a broad-based securities index. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities but may involve additional expenses at the investment company level, such as portfolio management fees and operating expenses. In addition, these types of investments involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Certain types of investment companies, such as closed-end investment companies and exchange traded funds (commonly known as “ETFs”), issue a fixed number of shares that trade on a stock

INVESTMENT POLICIES

Investments in Other Investment Companies — Continued

exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value but may also be traded in the secondary market. Certain ETFs have received exemptive relief permitting other funds to invest in such ETFs in amounts in excess of the limits set forth above, subject to satisfaction of certain conditions by the ETF and the acquiring fund. The Fund may rely on such orders to make investments in ETFs in excess of these limits.

Liquidation of Funds

The Board of Trustees may determine to close and/or liquidate the Fund at any time, which may have adverse tax consequences to shareholders. In the event of the liquidation of the Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution would generally be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as Fund operating expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

It is the intention of any Fund expecting to close or liquidate to retain its qualification as a regulated investment company under the Code during the liquidation period and, therefore, not to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned that it timely distributes to shareholders. In the unlikely event that the Fund should lose its status as a regulated investment company during the liquidation process, the Fund would be subject to taxes which would reduce any or all of the types of liquidating distributions.

Partnership Securities

The Fund may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the NYSE Alternext US LLC (“NYSE Alternext”) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally, PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as the Fund, if it invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.

At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly-traded firms that may be taxed as corporations). For tax purposes, limited partners, unit holders, or members may be allocated taxable income with respect to only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit or share holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.

INVESTMENT POLICIES

Partnership Securities — Continued

Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns. Growth may be limited because most cash is paid out to limited partners, unit holders, or members rather than retained to finance growth. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be illiquid at times.

The Fund may also invest in relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.

Preferred Stocks

Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or in additional shares of preferred stock at a defined rate. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions and generally carry no voting rights.

Regulatory Risk and Other Market Events

Financial entities are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Legislative or administrative changes or court decisions relating to the Code may adversely affect the Fund and/or the issuers of securities held by the Fund.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”) and other similar types of reference rates (each, a “Reference Rate”). In 2017, the United Kingdom’s Financial Conduct Authority warned that LIBOR and certain other Reference Rates may cease to be available or appropriate for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute

INVESTMENT POLICIES

Regulatory Risk and Other Market Events — Continued

Reference Rate may also adversely affect the Fund’s performance and/or net asset value. Until then, the Funds may continue to invest in instruments that reference such rates or otherwise use such Reference Rates due to favorable liquidity or pricing. The termination of certain Reference Rates presents risks to the Funds. At this time, it is not possible to exhaustively identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the United Kingdom or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Fund’s overall financial condition or results of operations.

Events such as natural disasters, pandemics, epidemics, and social unrest in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of the Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for the Fund’s operations. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

The SEC and other government agencies continue to review the regulation of money market funds, such as the Harbor Money Market Fund, and may implement certain regulatory changes in the future. In December 2021, the SEC proposed amendments to Rule 2a-7, which governs money market funds. It is not presently possible to predict whether these proposed or other changes will be implemented and the ultimate effect that any such changes may have on Harbor Money Market Fund.

Real Estate Investment Trusts

The Fund may gain exposure to the real estate sector by investing in real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject, directly or indirectly, to risks associated with ownership of real estate, including changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, including competition based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. Real estate-related investments may entail leverage and may be highly volatile.

INVESTMENT POLICIES

Real Estate Investment Trusts — Continued

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not generally taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Repurchase Agreements

Repurchase agreements may be entered into with domestic or foreign banks or with any member firm of FINRA, or any affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to the Fund’s purchase of securities generally such that if the Fund is permitted to only purchase securities which are rated investment-grade (or the equivalent if unrated), the Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Restricted Securities

Restricted securities are securities acquired in an unregistered, private sale from the issuing company or from an affiliate of the issuer. Restricted securities would be required to be registered under the Securities Act of 1933 (the “1933 Act”) prior to distribution to the general public, but they may be eligible for resale to “qualified institutional buyers” under Rule 144A under the 1933 Act. It may be expensive or difficult for the Fund to dispose of restricted securities in the event that registration is required or an eligible purchaser cannot be found. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

INVESTMENT POLICIES

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with banks for temporary or emergency purposes. A reverse repurchase agreement involves the sale of a portfolio security by the Fund, coupled with an agreement to repurchase the security at a specified time and price. During the reverse repurchase agreement, the Fund continues to receive principal and interest payments on the underlying securities. A Fund will segregate cash or liquid securities, which are marked-to-market daily, with the Funds’ custodian, or set aside or restrict assets in the Subadviser’s records or systems relating to the Fund, to cover its obligations under reverse repurchase agreements.

While not considered senior securities, reverse repurchase agreements are considered borrowings under current SEC requirements and as such are subject to the same risks associated with borrowing by the Fund. When the Fund engages in borrowing for investment purposes, also known as financial leverage, the Fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on the Fund’s net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; and in certain cases, interest costs may exceed the return received on the securities purchased. An increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the net asset value of the Fund’s shares.

Rights and Warrants

Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of rights and warrants have no voting rights, receive no dividends and have no ownership rights with respect to the assets of the issuer. The value of a right or warrant may not necessarily change with the value of the underlying securities. Rights and warrants cease to have value if they are not exercised prior to their expiration date. Investments in rights and warrants are thus speculative and may result in a total loss of the money invested.

Securities Lending

The Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, loans may be made only to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash or liquid assets. Such collateral will be maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five days’ notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan. In the event of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment, the Fund would call the loan. As with

INVESTMENT POLICIES

Securities Lending — Continued

other extensions of credit, there are risks of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If the Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed 33 1⁄3% of the value of the total assets of the Fund.

Short Sales

The Fund may engage in short sales of securities to: (i) offset potential declines in long positions in similar securities, (ii) increase the flexibility of the Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Fund may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

Pursuant to current SEC requirements, to the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage by segregating cash or liquid securities with the Fund’s custodian, or setting aside or restricting in the Subadviser’s records or systems related to the Fund, cash or liquid securities that the Fund’s portfolio manager(s) determines to be liquid and that are equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Sovereign Debt Obligations

Sovereign debt obligations, such as foreign government debt or foreign treasury bills, involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable

INVESTMENT POLICIES

Sovereign Debt Obligations — Continued

or unwilling to repay principal or interest when due, and the Fund may have limited or no recourse in the event of a default. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers, and may result in illiquidity. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt. As a holder of government sovereign debt, the Fund may be requested to participate in the restructuring of sovereign indebtedness, including the rescheduling of debt payments and the extension of further loans to government debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

The recent global economic crisis brought several European economies close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. For example, in the past several years the governments of countries in the European Union experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of European economies from the recent global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn and could significantly affect the value of the Fund’s investments in that country’s sovereign debt obligations.

Structured Products

Structured products include instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other

INVESTMENT POLICIES

Structured Products — Continued

economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Fund.

CREDIT-LINKED SECURITIES

Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon) value of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

INVESTMENT POLICIES

Structured Products — Continued

STRUCTURED NOTES AND INDEXED SECURITIES

Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, each Fund’s Subadviser will analyze these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the Investment Company Act.

EQUITY-LINKED SECURITIES AND EQUITY-LINKED NOTES

The Fund may invest a portion of their respective assets in equity-linked securities. Equity-linked securities are privately issued derivative securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments.

An equity-linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock, a basket of stocks, or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Because the notes are equity linked, they may return a lower amount at maturity due to a decline in value of the linked security or securities. To the extent a Fund invests in equity-linked notes issued by foreign issuers, it will be subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies. Equity-linked notes are also subject to default risk and counterparty risk.

INVESTMENT POLICIES

U.S. Government Securities

Total U.S. public debt as a percentage of gross domestic product has grown since the beginning of the 2008 financial downturn. U.S. government agencies project that the U.S. will continue to maintain high debt levels in the near future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will be unable to pay investors at maturity. Unsustainable debt levels could cause declines in currency valuations and prevent the U.S. government from implementing effective fiscal policy.

On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, the S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected by any actual or potential downgrade in the rating of U.S. long-term sovereign debt and such a downgrade may lead to increased interest rates and volatility.

Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Ginnie Mae, a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac. On September 7, 2008, the Federal Housing Finance Agency.

(“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed-income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.

In addition to securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, and FHFA, U.S. government securities include obligations of federal home loan banks and federal land banks, Federal Farm Credit Banks Consolidated Systemwide Bonds and Notes, securities issued or guaranteed as to principal or interest by Tennessee Valley Authority and other similar securities as may be interpreted from time to time.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some

INVESTMENT POLICIES

Variable and Floating Rate Securities — Continued

appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Variable and floating rate securities that cannot be disposed of promptly within seven days and in the usual course of business without taking a reduced price will be treated as illiquid and subject to the limitation on investments in illiquid securities.

Exchange Listing and Trading

The Fund issues and sells new Creation Units of shares on an ongoing basis. At any point a “distribution” may occur, as such term is defined in the 1933 Act. Depending on the circumstances, some activities of broker-dealers and other persons may result in their being considered participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act.

A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular circumstance. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if after placing an order with the Fund’s distributor, it takes Creation Units and breaks them down into constituent shares and sells such shares directly to customers. Or, a broker-dealer firm or its client may be deemed a statutory underwriter if it combines the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Such examples do not reflect all the activities that could lead to categorization as an underwriter.

Broker dealers who are not underwriters but are participating in a distribution (not ordinary secondary trading transactions), and thus dealing with shares of the Fund that are part of an “unsold allotment” as such term is defined in the 1933 Act, would be unable to take advantage of the prospectus delivery exemption under Section 4(a)(3) of the 1933 Act. The prospectus delivery exemption is not available in respect of such transactions due to Section 24(d) of the Investment Company Act. Accordingly, broker-dealers should note that dealers who are not underwriters but are participating in a distribution (not ordinary secondary market transactions) and thus dealing with the shares of the Fund that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the 1933 Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, under Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act is owed to an exchange member in connection with a sale on an exchange and is satisfied by the fact that the prospectus is available from the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Shares of the Fund have been approved for listing and trading on an exchange. The Fund’s shares trade on an exchange at prices that may differ to some degree from its NAV. The listing exchange may remove the Fund’s shares from listing if, among other things (i) following the initial 12-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Fund’s shares; (ii) the listing exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act; (iii) the Fund no longer complies with certain listing exchange rules; or (iv) such other event shall

INVESTMENT POLICIES

Exchange Listing and Trading — Continued

occur or condition exists that, in the opinion of the listing exchange, makes further dealings on such exchange inadvisable. The listing exchange will remove the Fund’s shares from listing and trading upon termination of the Trust. There can be no assurance that the Fund will continue to meet requirements of the listing exchange necessary to maintain the listing of the Fund’s shares.

As in the case of other publicly-traded securities, shares that are bought and sold through a broker will incur a brokerage commission determined by that broker.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The following restrictions may not be changed with respect to the Fund without the approval of the majority of outstanding voting securities of the Fund (which, under the Investment Company Act and the rules thereunder and as used in the Prospectuses and this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, the Fund with the exception of borrowings permitted by Investment Restriction (2) listed below.

The Fund may not:

(1)  with respect to 75% of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 5% of the Fund’s total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase would cause more than 10% of the total voting securities of such issuer to be held by the Fund, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

(2)  borrow money, except to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief;

(3)  act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with the Fund’s investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

(4)  invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or any of its agencies or instrumentalities);

(5)  issue senior securities, except as permitted under the Investment Company Act;

(6)  purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

(7)  invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts that are not deemed to be prohibited commodities or commodities contracts for the purpose of this restriction; or

(8)  make loans to other persons, except to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

For purposes of fundamental investment restriction no. 4, the Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry. In addition, telephone companies are

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions — Continued

considered to be in a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be in separate industries; banks and insurance companies are deemed to be in separate industries; wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents; and privately issued mortgage-backed securities collateralized by mortgages insured or guaranteed by the U.S. government, its agencies or instrumentalities do not represent interests in any industry.

For purposes of fundamental investment restriction no. 7, the Fund interprets its policy with respect to the investment in commodities or commodity contracts to permit the Fund, subject to the Fund’s investment objectives and general investment policies (as stated in the Fund’s Prospectus and elsewhere in this Statement of Additional Information), to invest in commodity futures contracts and options thereon, commodity-related swap agreements, hybrid instruments, and other commodity-related derivative instruments.

From time to time, the Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed above or any percentage investment limitation of the Investment Company Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired. Unless otherwise indicated, all percentage limitations on Fund investments (as stated throughout this Statement of Additional Information or in the Prospectuses) that are not (i) specifically included in the above section or (ii) imposed by the Investment Company Act, rules thereunder, the Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time a transaction is entered into unless the transaction is a Voluntary Action. In addition and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Investment Restrictions, as noted below, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to the Fund’s acquisition of securities or instruments through a Voluntary Action.

Non-Fundamental Investment Restrictions

In addition to the investment restrictions and policies mentioned above, the Trustees of Harbor ETF Trust have voluntarily adopted the following policies and restrictions, which are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies because they may be changed or amended by action of the Trustees without prior notice to or approval of shareholders. Accordingly, the Fund may not:

(a)  purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;

INVESTMENT RESTRICTIONS

Non-Fundamental Investment Restrictions — Continued

(b)  make short sales of securities, except as permitted under the Investment Company Act;

(c)   invest more than 15% of the Fund’s net assets in illiquid investments; or

(d)  invest in other companies for the purpose of exercising control or management.

TRUSTEES AND OFFICERS

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. The Trustees serve on the Board of Trustees of Harbor Funds and Harbor ETF Trust.

Information pertaining to the Trustees and Officers of Harbor ETF Trust is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor ETF Trust, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years

INDEPENDENT TRUSTEES
Scott M. Amero (58) Trustee	Since 2021

Chairman (2015-2020) and Trustee (2011-Present), Rare (conservation nonprofit); Trustee, The Nature Conservancy, Massachusetts Chapter (2018-Present); Trustee, Adventure Scientists (conservation nonprofit) (2020-Present); Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc. (publicly traded investment management firm).

			[]	None
Donna J. Dean (69) Trustee	Since 2021	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (2001-2019).	[]	None
Randall A. Hack (74) Trustee	Since 2021

Founder and Senior Managing Director of Capstone Capital LLC (private investment firm) (2003-Present); Director of Tower Development Corporation (cell tower developer) (2009-2016); Advisory Director of Berkshire Partners (private equity firm) (2002-2013); Founder and Senior Managing Director of Nassau Capital, LLC (private investment firm, investing solely on behalf of the Princeton Endowment) (1995-2001); and President of The Princeton University Investment Company (1990-1994).

			[]	None
Robert Kasdin (63) Trustee	Since 2021

Senior Vice President and Chief Operating Officer (2015-Present) and Chief Financial Officer (2018-Present), Johns Hopkins Medicine; Trustee and Member of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-2019); Director, Apollo Commercial Real Estate Finance, Inc.

			[]	Director of Apollo Commercial Real Estate Finance, Inc. (2014- Present).

TRUSTEES AND OFFICERS

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
(2014-Present); and Director and Executive Committee Member, The Y in Central Maryland (2018-Present).
Kathryn L. Quirk (68) Trustee	Since 2021

Member, Board of Directors and Co-Chair, Governance Committee, Just World International Inc. (nonprofit) (2020 – Present); Vice President, Senior Compliance Officer and Head, U.S. Regulatory Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief Legal Officer, Asset Management, and Vice President and Corporate Counsel, Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer, Prudential Investment Management, Inc., and Chief Legal Officer, Prudential Investments and Prudential Mutual Funds (2008-2012); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America, and Chief Legal Officer, Prudential Investments (2005-2008); Vice President and Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential Insurance Company of America (2004-2005); Member, Management Committee (2000-2002), General Counsel and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002).

			[]	None
Douglas J. Skinner (59) Trustee	Since 2021	Professor of Accounting (2005-Present), Deputy Dean for Faculty (2015-2016, 2017-Present), Interim Dean (2016-2017), University of Chicago Booth School of Business.	[]	None
Ann M. Spruill (67) Trustee	Since 2021

Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee and Chair of Global Public Equities, Museum of Fine Arts, Boston (2000-2020); and Trustee, Financial Accounting Foundation (2014-2020).

			[]	None

TRUSTEES AND OFFICERS

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years

INDEPENDENT TRUSTEES
Charles F. McCain (51)* Chairman, Trustee and President	Since 2021

Chief Executive Officer (2017-Present), Director (2007-Present), President and Chief Operating Officer (2017), Executive Vice President and General Counsel (2004-2017), and Chief Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director and Chairperson (2019-Present), Harbor Trust Company, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-2017), Harbor Services Group, Inc.; Chief Executive Officer (2017- Present), Director (2007-Present), Chief Compliance Officer and Executive Vice President (2007-2017), Harbor Funds Distributors, Inc.; Chief Compliance Officer, Harbor Funds (2004-2017); and Chairman, President and Trustee, Harbor ETF Trust (2021-Present).

			[]	None

TRUSTEES AND OFFICERS

Name (Age) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years

FUND OFFICERS NOT LISTED ABOVE**
Erik D. Ojala (46 Chief Compliance Officer	Since 2021

Executive Vice President and General Counsel (2017-Present) and Secretary (2010-Present); Senior Vice President and Associate General Counsel (2007-2017), Harbor Capital Advisors, Inc.; Director and Secretary (2019-Present), Harbor Trust Company, Inc.; Director, Executive Vice President (2017-Present) and Chief Compliance Officer (2017-2021), Harbor Funds Distributors, Inc.; Director (2017-Present) and Assistant Secretary (2014-Present), Harbor Services Group, Inc.; AML Compliance Officer (2010-2017) and Vice President and Secretary (2007-2017), Harbor Funds; and Chief Compliance Officer, Harbor ETF Trust (2021-Present).

Anmarie S. Kolinski (49) Treasurer	Since 2021

Executive Vice President and Chief Financial Officer (2007-Present), Harbor Capital Advisors, Inc.; Director and Treasurer (2019-Present), Harbor Trust Company, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc.; Chief Financial Officer (2015-Present) and Treasurer (2012-Present), Harbor Funds Distributors, Inc.; and Treasurer, Harbor ETF Trust (2021-Present).

Kristof M. Gleich (41) Vice President	Since 2021

President (2018-Present) and Chief Investment Officer (2020), Harbor Capital Advisors, Inc.; Director, Vice Chairperson, President (2019-Present) and Chief Investment Officer (2020-Present), Harbor Trust Company, Inc.; Vice President, Harbor ETF Trust (2021-Present); and Managing Director, Global Head of Manager Selection (2010-2018), JP Morgan Chase & Co.

Gregg M. Boland (57) Vice President	Since 2021

Executive Vice President (2020-Present), Vice President (2019-2020), Harbor Capital Advisors, Inc.; President (2019-Present), Senior Vice President – Operations (2016-2019), and Vice President – Operations (2007-2015), Harbor Services Group, Inc.; Senior Vice President, AML Compliance Officer, and OFAC Officer (2019-Present), Harbor Funds Distributors, Inc.; and Vice President, Harbor ETF Trust (2021-Present).

Diana R. Podgorny (42) Secretary	Since 2021

Senior Vice President and Deputy General Counsel (2022 – Present), Senior Vice President and Assistant General Counsel (2020-2022), and Vice President and Assistant General Counsel (2017-2020), Harbor Capital Advisors, Inc.; Director and Vice President (2020 – Present), Harbor Trust Company, Inc.; Secretary, Harbor ETF Trust; Vice President and Counsel, AMG Funds LLC (2016-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-2017); Assistant Secretary, AMG Funds IV (2010-2017); and Vice President and Counsel, Aston Asset Management, LLC (2010-2016).

Jodie L. Crotteau (49) Assistant Secretary	Since 2021

Senior Vice President and Chief Compliance Officer, Harbor Capital Advisors, Inc. (2014-Present); Chief Compliance Officer and AML/OFAC Officer (2019-Present), Harbor Trust Company, Inc.; Chief Compliance Officer and Secretary (2017-Present) and Assistant Secretary (2015-2016), Harbor Services Group, Inc.; Chief Compliance Officer (2021-Present) and Assistant Secretary (2016-Present), Harbor Funds Distributors, Inc.; Assistant Secretary, Harbor ETF Trust (2021-Present); Vice President and Chief Compliance Officer, Grosvenor Registered Funds (2011-2014); and Vice President, Grosvenor Capital Management, L.P. (2010-2014).

Lana M. Lewandowski (41) AML Compliance Officer and Assistant Secretary	Since 2021

Vice President and Compliance Director (2022-Present), Legal & Compliance Manager (2016-2022) and Legal Specialist (2012-2015), Harbor Capital Advisors, Inc.; and AML Compliance Officer and Assistant Secretary, Harbor ETF Trust (2021-Present).

Lora A. Kmieciak (57) Assistant Treasurer	Since 2021

Senior Vice President – Fund Administration and Analysis (2017-Present), Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; Vice President (2020 – Present), Harbor Trust Company, Inc.; Assistant Treasurer, Harbor ETF Trust (2021-Present); and Assurance Executive Director, Ernst & Young LLP (1999-2015).

John M. Paral (52) Assistant Treasurer	Since 2021

Director of Fund Administration and Analysis (2017-Present), Vice President (2012-Present) and Financial Reporting Manager (2007-2017), Harbor Capital Advisors, Inc.; and Assistant Treasurer, Harbor ETF Trust (2021-Present).

1	Each Trustee serves for an indefinite term, until his or her successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Adviser.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

TRUSTEES AND OFFICERS

Additional Information About the Trustees

The following sets forth information about each Trustee’s specific experience, qualifications, attributes and/or skills that serve as the basis for the person’s continued service in that capacity. These encompass a variety of factors, including, but not limited to, their financial and investment experience, academic background, willingness to devote the time and attention needed to serve, and past experience as Trustees of the Trust, other investment companies, operating companies or other types of entities. No one factor is controlling, either with respect to the group or any individual. As discussed further below, the evaluation of the qualities and ultimate selection of persons to serve as Independent Trustees is the responsibility of the Trust’s Nominating Committee, consisting solely of Independent Trustees. The inclusion of a particular factor below does not constitute an assertion by the Board of Trustees or any individual Trustee that a Trustee has any special expertise that would impose any greater responsibility or liability on such Trustee than would exist otherwise.

Scott M. Amero. Mr. Amero retired in 2010 after a 20-year career at BlackRock, Inc., where he was then Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head of Fixed Income Portfolio Management. He currently is on the Board of Trustees for Rare, a conservation nonprofit, a Trustee for Berkshire School, a Trustee of the Massachusetts chapter of The Nature Conservancy, a Trustee for Adventure Scientists, a conservation nonprofit, and a member of the Advisory Board of the Mossavar-Rahmani Center for Business and Government at the Harvard Kennedy School. Mr. Amero has extensive investment experience and has served as a Trustee of Harbor Funds since 2014 and of Harbor ETF Trust since 2021.

Donna J. Dean. Ms. Dean served as the Chief Investment Officer of the Rockefeller Foundation from 2001 through 2019. The Rockefeller Foundation is a philanthropic organization established by the Rockefeller family in 1913 to promote the well-being of humanity. As Chief Investment Officer, Ms. Dean was responsible for leading a team of investment professionals in managing the Rockefeller Foundation’s endowment. Ms. Dean was responsible for establishing strategy for the endowment’s investment program, including diversifying the endowment’s portfolio of investments across a range of asset classes including public and private equities, fixed income, emerging markets, real assets (such as resources and real estate), hedge funds and distressed debt. Prior to joining the Rockefeller Foundation in 1995, Ms. Dean spent seven years at Yale University, where she served as Director of Investments, with responsibility for real estate as well as oversight of the New Haven Initiative community investment program. Ms. Dean has significant investment experience and has served as a Trustee of Harbor Funds since 2010 and of Harbor ETF Trust since 2021.

Randall A. Hack. Mr. Hack is the Senior Managing Director and Founder of Capstone Capital LLC. Capstone Capital holds investments in private companies, with a special focus on the telecommunications and health care industries. He served as an Advisory Director of Berkshire Partners, a private equity firm, from 2002 to 2013. In that capacity he assisted Berkshire Partners in identifying and assessing private companies in which to invest, participated in those investments through Capstone Capital, and served on the boards of selected Berkshire Partners portfolio companies. In 1995, Mr. Hack founded Nassau Capital, LLC, a private investment firm that invested in privately held companies and assets solely on behalf of Princeton University’s endowment and Nassau Capital’s principals. Nassau Capital, which grew to manage

TRUSTEES AND OFFICERS

Additional Information About the Trustees — Continued

approximately $2.5 billion in assets at the peak of its investment program, focused its investments in alternative asset classes such as venture capital, leveraged buy-outs, real estate, timber and energy. From 1990 to 1994, Mr. Hack served as the President of The Princeton University Investment Company, which oversees the management of Princeton University’s endowment. In that role, Mr. Hack led a team of investment professionals who devised and implemented a series of global investment initiatives in areas such as domestic and international equities, hedge funds, real estate, oil and gas holdings and other private market asset classes. He previously served on the board of Tower Development Corporation, a private company, and currently serves on the boards of several non-profit organizations. Mr. Hack previously served on the boards of Fiber Tower Corporation and Crown Castle International Corp. Mr. Hack has served as a Trustee of Harbor Funds since 2010 and served as Lead Independent Trustee of Harbor Funds from 2016 to 2019. Mr. Hack has served as a Trustee of Harbor ETF Trust since 2021.

Robert Kasdin. Mr. Kasdin has served as the Senior Vice President and Chief Operating Officer of Johns Hopkins Medicine since 2015 and also as Chief Financial Officer of Johns Hopkins Medicine since 2018. Prior to joining Johns Hopkins Medicine, he served as Senior Executive Vice President of Columbia University from 2002 to 2015. Prior to joining Columbia University, he served as the Executive Vice President and Chief Financial Officer of the University of Michigan, Treasurer and Chief Investment Officer for The Metropolitan Museum of Art in New York City, and Vice President and General Counsel for Princeton University Investment Company. He started his career as a corporate attorney at Davis Polk & Wardwell. Mr. Kasdin also serves on the boards of trustees of several non-profit entities affiliated with Johns Hopkins Medicine and the Y of Central Maryland. He previously served on the Board of the National September 11 Memorial & Museum at the World Trade Center Foundation, Inc. He serves on the Board of Directors of Apollo Commercial Real Estate Finance, Inc. and is a member of the Council on Foreign Relations. Mr. Kasdin has significant business experience and has served as a Trustee of Harbor Funds since 2014 and of Harbor ETF Trust since 2021

Kathryn L. Quirk. Ms. Quirk retired in March 2017 after nearly thirty-five years of serving in various legal, compliance and senior management roles in the asset management industry as well as serving as an officer of several investment companies. Prior to her retirement, she served at Goldman Sachs Asset Management as Head of U.S. Regulatory Compliance from 2013-2017. Prior to joining Goldman Sachs, she was Vice President and Corporate Counsel at Prudential Insurance Company of America, a subsidiary of Prudential Financial Inc., an insurance and financial services company. During that time, she also served as Deputy Chief Legal Officer, Asset Management at Prudential Insurance Company of America; Co-Chief Legal Officer at Prudential Investment Management, Inc.; Chief Legal Officer at Prudential Investments LLC; and Chief Legal Officer of the Prudential Mutual Funds. Prior to joining Prudential, Ms. Quirk worked at Zurich Scudder Investments, Inc., an asset management company, where she held several senior management positions, including General Counsel, Chief Compliance Officer, Chief Risk Officer, Corporate Secretary, Managing Director, and served on the board of directors and management committee. She started her career as an attorney at Debevoise & Plimpton LLP. She currently is on the Board of Directors and is Co-Chair of the Governance Committee of Just World International, Inc., a not-for-profit organization funding education and nutrition programs. Ms. Quirk has extensive investment management industry and legal experience and has served as a Trustee of Harbor Funds since 2017 and of Harbor ETF Trust since 2021.

TRUSTEES AND OFFICERS

Additional Information About the Trustees — Continued

Douglas J. Skinner. Mr. Skinner is the Eric J. Gleacher Distinguished Service Professor of Accounting and Deputy Dean for Faculty at the University of Chicago Booth School of Business, where his prior positions include John P. and Lillian A. Gould Professor of Accounting, Neubauer Family Faculty Fellow, Interim Dean, and Executive Director of the Accounting Research Center. Mr. Skinner joined the University of Chicago Business School’s faculty in 2005 from the University of Michigan Business School, where he served as the KPMG Professor of Accounting. Mr. Skinner’s teaching and research has a particular emphasis on corporate disclosure practices, corporate financial reporting, and corporate finance. Mr. Skinner is a Senior Fellow at the Asian Bureau of Finance and Economic Research. Mr. Skinner is the author or co-author of numerous publications in leading accounting and finance academic journals. Mr. Skinner has served as a Trustee of Harbor Funds since 2020 and of Harbor ETF Trust since 2021.

Ann M. Spruill. Ms. Spruill retired in 2008 after an 18-year career at GMO & Co. LLC, where she was a partner, portfolio manager and the Head of International Active Equities Division. She also served as a member of the Executive Committee and the Board of Directors of that firm. GMO & Co. LLC is a privately-owned global investment management firm. Ms. Spruill served as a Trustee for the Financial Accounting Foundation. She served as a member of the Investment Committee and Chair of Global Public Equities for the Museum of Fine Arts, Boston and serves as a Trustee of the University of Rhode Island. Ms. Spruill has significant investment experience and has served as a Trustee of Harbor Funds since 2014 and of Harbor ETF Trust since 2021.

Charles F. McCain. Mr. McCain has served as Chief Executive Officer of Harbor Capital Advisors since 2017 and as a Director since 2007. Mr. McCain previously served as President and Chief Operating Officer of Harbor Capital Advisors during 2017, Executive Vice President and General Counsel of Harbor Capital Advisors from 2004-2017 and as Chief Compliance Officer of Harbor Capital Advisors from 2004-2014. He served as Harbor Funds’ Chief Compliance Officer from 2004-2017. He has served as a Director and Chairperson of Harbor Trust Company, Inc. since 2019. He also has served as a Director of Harbor Services Group, Inc. since 2007, and as the Chief Compliance Officer of Harbor Services Group, Inc. from 2004-2017. He has also served as a Director of Harbor Funds Distributors, Inc. since 2007, and as the Chief Compliance Officer and Executive Vice President of Harbor Funds Distributors, Inc. from 2007-2017. Prior to joining Harbor Capital Advisors in 2004, Mr. McCain was a Junior Partner at the law firm of Wilmer Cutler Pickering Hale and Dorr LLP. Mr. McCain has extensive business, investment, legal and compliance experience and has served as a Trustee and Chairman of the Board of Harbor Funds since 2017 and as a Trustee and Chairman of the Board of Harbor ETF Trust since 2021.

Board Leadership Structure

As indicated above, the business and affairs of the Trust shall be managed by or under the direction of the Trustees. The Trustees have delegated day-to-day management of the affairs of the Trust to the Adviser, subject to the Trustees’ oversight. The Board of Trustees is currently comprised of eight Trustees, seven of whom are Independent Trustees. All Independent Trustees serve on the Audit Committee and Nominating Committee, as discussed below. The Chairman of the Board of Trustees is an Interested Trustee.

The Independent Trustees determined that it was appropriate to appoint a Lead Independent Trustee to facilitate communication among the Independent Trustees and with management. Accordingly, the Independent Trustees have

TRUSTEES AND OFFICERS

Board Leadership Structure — Continued

appointed Ms. Quirk to serve as Lead Independent Trustee. Among other responsibilities, the Lead Independent Trustee coordinates with management and the other Independent Trustees regarding review of agendas for board meetings; serves as chair of meetings of the Independent Trustees; and, in consultation with the other Independent Trustees and as requested or appropriate, communicates with management, counsel, third party service providers and others on behalf of the Independent Trustees.

The Trustees believe that this leadership structure is appropriate given, among other things, the size and number of funds offered by the Trust; the size and committee structure of the Board of Trustees; management’s accessibility to the Independent Trustees, both individually and collectively through the Lead Independent Trustee; and the active and engaged role played by each Trustee with respect to oversight responsibilities.

Board Committees

All Independent Trustees serve on the Audit Committee and the Nominating Committee. The functions of the Audit Committee include recommending an independent registered public accounting firm to the Trustees, monitoring the independent registered public accounting firm’s performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Nominating Committee will also consider nominees recommended by shareholders to serve as Trustees provided that shareholders submit such recommendations in writing to Harbor ETF Trust Nominating Committee, c/o Harbor ETF Trust, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302 within a reasonable time before any meeting. The Valuation Committee is comprised of certain officers of the Trust and other employees of the Adviser. A function of the Valuation Committee includes determining the fair value of portfolio securities when necessary.

The Board of Trustees does not have a compensation committee.

Risk Oversight

The Board of Trustees considers its role with respect to risk management to be one of oversight rather than active management. The Trust faces a number of types of risks, including investment risk, legal and compliance risk, operational risk (including business continuity risk), reputational and business risk. The Board of Trustees recognizes that not all risks potentially affecting the Trust can be identified in advance, and that it may not be possible or practicable to eliminate certain identifiable risks. As part of the Trustees’ oversight responsibilities, the Trustees generally oversee the Fund’s risk management policies and processes, as these are formulated and implemented by the Trust’s management. These policies and processes seek to identify relevant risks and, where practicable, lessen the possibility of their occurrence and/or mitigate the impact of such risks if they were to occur. Various parties, including management of the Trust, the Trust’s independent registered public accounting firm and other service providers provide regular reports to the Board of Trustees on various operations of the Trust and related risks and their management. In particular, the Fund’s Chief Compliance Officer regularly reports to the Trustees with respect to legal and compliance risk management, the Chief Financial Officer reports on financial operations, and a variety of other management personnel report on other risk management areas, including the operations of certain affiliated and unaffiliated service providers to the Trust. The Audit Committee maintains an open and active communication channel with both the Trust’s personnel and its independent auditor, largely, but not exclusively, through its chair.

TRUSTEES AND OFFICERS

Trustee Compensation For the fiscal year ending October 31, 2021	Name of Person, Position	Aggregate Compensation From Harbor ETF Trust*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Fund Complex**
	Charles F. McCain, Chairman, President and Trustee	-0-	-0-	-0-
	Scott M. Amero, Trustee	-$12,500-	-0-	$277,500
	Donna J. Dean, Trustee	-$12,500-	-0-	$277,500
	Randall A. Hack, Trustee	-$12,500-	-0-	$277,500
	Robert Kasdin, Trustee	-$12,500-	-0-	$277,500
	Kathryn L. Quirk, Trustee	-$14,500-	-0-	$319,500
	Douglas J. Skinner, Trustee	-$13,500-	-0-	$298,500
	Ann M. Spruill, Trustee	-$12,500-	-0-	$277,500

* For the period May 1, 2021 through October 31, 2021. ** For the fiscal year ending October 31, 2021. Includes amounts paid by Harbor ETF Trust and Harbor Funds
Trustee Ownership of Fund Shares

As of [    ], the Trustees and Officers of Harbor ETF Trust do not own any shares of the Fund as the Fund is newly launched.

The Fund shares beneficially owned by the Trustees as of [December 31, 2021] are as follows:

Name of Trustee	Dollar Range of Ownership in the Fund1	Aggregate Dollar Range of Ownership in all Funds Overseen within Fund Family
INDEPENDENT TRUSTEES
Scott M. Amero	None[1]	Over $100,000
Donna J. Dean	None[1]	Over $100,000
Randall A. Hack	None[1]	Over $100,000
Robert Kasdin	None[1]	Over $100,000
Kathryn L. Quirk	None[1]	Over $100,000
Douglas J. Skinner	None[1]	Over $100,000
Ann M. Spruill	None[1]	Over $100,000
INTERESTED TRUSTEE
Charles F. McCain	None[1]	Over $100,000

[1] The Fund had not commenced operations as of the date of this Statement of Additional Information

Material Relationships of the Independent Trustees

For purposes of the discussion below, the italicized terms have the following meanings:

∎   the immediate family members of any person are their spouse, children in the person’s household (including step and adoptive children) and any dependent of the person.

TRUSTEES AND OFFICERS

Material Relationships of the Independent Trustees — Continued

∎   an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, ORIX Corporation (“ORIX”) is an entity that is in a control relationship with the Adviser.

∎   a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act, in each case having the Adviser as investment adviser, Foreside Fund Services, LLC (the “Distributor”) as principal underwriter, or an investment adviser or principal underwriter that is in a control relationship with the Adviser or Distributor. For example, the related funds of Harbor ETF Trust include all of the Funds in the Harbor family and any other U.S. and non-U.S. funds managed by the Adviser’s affiliates or distributed by the Distributor or its affiliates.

As of December 31, 2021, none of the Independent Trustees, nor any member of their immediate families, beneficially owned any securities issued by the Adviser, ORIX, or any other entity in a control relationship to the Adviser or the Distributor. During the calendar years 2020 and 2021, none of the Independent Trustees, nor any member of their immediate families, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in the Adviser, the Distributor, ORIX, or any other entity in a control relationship to the Adviser or the Distributor. During the calendar years 2020 and 2021, none of the Independent Trustees, nor any member of their immediate families, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a “fund-related party”):

∎   a Harbor Fund;

∎   an officer of Harbor ETF Trust;

∎   a related fund;

∎   an officer of any related fund;

∎   the Adviser;

∎   the Distributor;

∎   an officer of the Adviser or the Distributor;

∎   any affiliate of the Adviser or the Distributor; or

∎   an officer of any such affiliate.

During the calendar years 2020 and 2021, none of the Independent Trustees, nor any member of their immediate families, had any relationship exceeding $120,000 in value with any Fund-related party, including, but not limited to, relationships arising out of (i) payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services.

TRUSTEES AND OFFICERS

Material Relationships of the Independent Trustees — Continued

During the calendar years 2020 and 2021, none of the Independent Trustees, nor any member of their immediate families, served as an officer for an entity on which an officer of any of the following entities also served as a director:

∎   the Adviser;

∎   the Distributor; or

∎   ORIX or any other entity in a control relationship with the Adviser or the Distributor.

During the calendar years 2020 and 2021, no immediate family member of any of the Independent Trustees, had any position, including as an officer, employee or director, with any Harbor funds. During the calendar years 2020 and 2021, none of the Independent Trustees, nor any member of their immediate families, had any position, including as an officer, employee, director or partner, with any of:

∎   any related fund;

∎   the Adviser;

∎   the Distributor;

∎   any affiliated person of Harbor ETF Trust; or

∎   ORIX or any other entity in a control relationship to the Adviser or the Distributor

THE ADVISER AND SUBADVISER

The Adviser

Harbor Capital Advisors, Inc., a Delaware corporation, serves as the investment adviser (the “Adviser”) for the Fund pursuant to an investment advisory agreement with Harbor ETF Trust on behalf of the Fund (each, an “Investment Advisory Agreement”). Pursuant to the Investment Advisory Agreement, the Adviser is responsible for providing a range of management, oversight, legal, compliance, financial and administrative services for the Fund as set forth in more detail below:

Management Services. Subject to the approval of the Board of Trustees, the Adviser is responsible for establishing the investment policies, strategies and guidelines for the Fund, and for recommending modifications to those policies, strategies and guidelines whenever the Adviser deems modifications to be necessary or appropriate. The Adviser is also responsible for providing, either through itself or through a Subadviser selected, paid and supervised by the Adviser, investment research, and advice, and for furnishing continuously an investment program for the Fund consistent with the investment objectives and policies of the Fund. For Harbor funds that employ one or more non-discretionary Subadvisers, the Adviser will also make day-to-day investment decisions with respect to each such fund to implement model portfolios provided by the non-discretionary Subadvisers.

Selection and Oversight of Subadvisers. The Adviser is responsible for the Subadvisers it selects to manage the assets of or provide non-discretionary investment advisory services for the Fund and for recommending to the Board of Trustees the hiring, termination and replacement of Subadvisers. The Adviser is responsible for overseeing the Subadviser and for reporting to the Board of Trustees periodically on the Fund’s and Subadviser’s performance. The Adviser normally utilizes both qualitative and quantitative analysis to evaluate existing and prospective Subadvisers, including thorough reviews and assessments of (i) the Subadviser’s investment process, personnel and investment staff; (ii) the Subadviser’s investment research capabilities; (iii) the Subadviser’s ownership and organization structures; (iv) the Subadviser’s legal, compliance and operational infrastructure; (v) the Subadviser’s brokerage practices; (vi) any material changes in the Subadviser’s business, operations or staffing; (vii) the performance of the Fund and the Subadviser relative to benchmark and peers; (viii) the Fund’s portfolio characteristics, and (ix) the composition of the Fund’s portfolio.

Legal, Compliance, Financial and Administrative Services. The Adviser is responsible for regularly providing various other services on behalf of the Fund, including, but not limited to,: (i) providing the Fund with office space, facilities, equipment and personnel as the Adviser deems necessary to provide for the effective administration of the affairs of the Fund, including providing from among the Adviser’s directors, officers and employees, persons to serve as interested Trustee(s), officers and employees of Harbor ETF Trust and paying the salaries of such persons; (ii) coordinating and overseeing the services provided by the Fund’s transfer agent, custodian, legal counsel and independent auditors; (iii) coordinating and overseeing the preparation and production of meeting materials for the Board of Trustees, as well as such other materials that the Board of Trustees may from time to time reasonably request; (iv) coordinating and overseeing the preparation and filing with the SEC of registration statements, notices, shareholder reports, proxy statements and other material for the Fund required to be filed under applicable laws; (v) developing and implementing procedures for monitoring compliance with the Fund’s investment objectives, policies and guidelines and with applicable regulatory requirements; (vi) providing legal and regulatory support for the Fund in connection with the administration of the affairs of the Fund, including the assigning of matters to the Fund’s legal counsel on behalf of the Fund and supervising the work of such outside counsel; (vii) overseeing the determination and publication of the Fund’s net asset value in accordance with the Fund’s valuation policies; (viii) preparing and monitoring expense budgets for the Fund, and reviewing the appropriateness and arranging

THE ADVISER AND SUBADVISER

The Adviser — Continued

for the payment of Fund expenses; and (ix) furnishing to the Fund such other administrative services as the Adviser deems necessary, or the Board of Trustees reasonably requests, for the efficient operation of the Fund.

The Adviser is a wholly owned subsidiary of ORIX Corporation (“ORIX”), a global financial services company based in Tokyo, Japan. ORIX provides a range of financial services to corporate and retail customers around the world, including financing, leasing, real estate and investment banking services. The stock of ORIX trades publicly on both the New York (through ADRs) and Tokyo Stock Exchanges.

Advisory Fees	For its services, the Fund pays the Adviser the contractual advisory fee set forth below, which is an annual rate based on the Fund’s average net assets.
Contractual Advisory Fee
	Advisory Fee Harbor Dividend Growth Leaders ETF	XX%

The Subadviser

The Fund is subadvised by Westfield Capital Management Company, L.P. (“Westfield”). Westfield is 100% employee owned. The day-to day management and strategic decisions of Westfield are controlled by Westfield’s Management Committee.

The Adviser pays the Subadviser out of its own resources; the Fund has no obligation to pay the Subadviser. The Subadviser has entered into a subadvisory agreement (the “Subadvisory Contract”) with the Adviser and Harbor ETF Trust, on behalf of the Fund. The Subadviser is responsible for providing the Fund with advice concerning the investment management of the Fund’s portfolio, which advice shall be consistent with the investment objectives and policies of the Fund. The Subadviser determines what securities shall be purchased, sold or held for the Fund and what portion of its assets are held uninvested. The Subadviser is responsible for its own costs of providing services to the Fund. The Subadviser’s subadvisory fee rate is based on a stated percentage of the Fund’s average annual net assets.

THE PORTFOLIO MANAGERS

Other Accounts Managed

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and/or other accounts, (collectively, the “Portfolios”) as indicated below. The following table identifies, as of [ ], (unless otherwise noted): (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager(s); (ii) the total assets of such companies, vehicles and accounts, and (iii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR DIVIDEND GROWTH LEADERS FUND
William A. Muggia
All Accounts	[]	$ []	[]	$ []	[]	$ []

Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—

Westfield Capital Management Company, L.P.

CONFLICTS OF INTEREST

The simultaneous management of multiple accounts by Westfield’s investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio managers allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy.

Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.

Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Westfield’s Operations team performs ongoing reviews of each product’s model portfolio versus each client account. Discrepancies are researched, and exceptions are documented.

In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. Westfield attempts to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements.

THE PORTFOLIO MANAGERS

Westfield Capital Management Company, L.P. — Continued

Clients who do not allow step-out trades generally will be executed after non-directed accounts.

Because of Westfield’s interest in receiving third-party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a quarterly basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation. Westfield’s Best Execution Committee also reviews transaction cost analysis data quarterly to monitor trading and commission activity.

Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on Westfield’s approved broker list. Since Westfield may gain new clients through such relationships and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by Westfield’s Traders, while client relationships are managed by Westfield’s Marketing/Client Service team.

Personal accounts may give rise to conflicts of interest. Westfield and its employees will, from time to time, for their own investment accounts, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. Compliance reviews personal trading activity regularly.

Westfield serves as manager to the General Partners of private funds, for which they also provide investment advisory services. Westfield and its employees have also invested their own funds in such vehicles and other investment strategies that are advised by the firm. Allowing such investments and having a financial interest in the private funds can create an incentive for the firm to favor these accounts because Westfield’s financial interests are more directly tied to the performance of such accounts. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance conducts periodic reviews of client accounts to ensure procedures have been followed.

In addition to a base salary and a performance-based bonus award, Westfield’s Marketing and Client Service team’s compensation is based on a percentage of annual revenue generated by new separate accounts and/or significant contributions to existing client accounts but excludes any subadvised or advised mutual funds. This incentive poses a conflict in that members of the team could encourage investment in a product(s) that may not be suitable. To mitigate such risk, team members are not incentivized to sell one product versus another. Nor do they have specific sales targets. Further, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding. Lastly, all incentive compensation is reviewed and approved by Westfield’s COO and CFO.

THE PORTFOLIO MANAGERS

Westfield Capital Management Company, L.P. — Continued

COMPENSATION

Members of the Westfield Investment Committee may be eligible to receive various components of compensation:

∎    Investment Committee members receive a base salary commensurate with industry standards.

∎    Investment Committee members are also eligible to receive an annual performance-based bonus award. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield.

∎    Investment Committee members may be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including but not limited, to contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm. Key members of Westfield’s management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients and employees of Westfield. This compensation is in addition to the base salary and performance-based bonus. Equity interest grants typically vest over five years.

SECURITIES OWNERSHIP

As of the date of this SAI, Harbor Dividend Growth Leaders ETF had no outstanding shares and thus Mr. Muggia did not beneficially own any shares of the Fund.

THE DISTRIBUTOR

Foreside Fund Services, LLC

Foreside Fund Services, LLC (the “Distributor”) acts as the principal underwriter and distributor of the Fund’s shares. Its principal address is Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units. Shares in less than Creation Units are not distributed by the Distributor. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

Distribution Plans

The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to the Fund (the “Plan”). Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of investor services.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. In addition, no such fee may be paid in the future without further approval by the Board. However, in the event that Rule 12b-1 fees are charged in the future, because these fees are paid out of Fund assets on an ongoing basis, these fees will increase the cost of your investment in the Fund.

SHAREHOLDER SERVICES

Payments to Financial Intermediaries

Unaffiliated financial intermediaries, including broker-dealers, banks, trust companies, employee benefit plan and retirement plan administrators, may be compensated for providing distribution, recordkeeping and/or similar services to shareholders who hold their Fund shares through accounts that are maintained by the intermediary. Financial intermediary fees may be in the form of asset-based, transaction-based, or flat fees. The Adviser or its affiliates may compensate, out of their own assets, certain unaffiliated financial intermediaries for distribution of shares of the Fund and for providing shareholder recordkeeping and other similar services to shareholders who hold their shares of the Fund through accounts that are maintained by the financial intermediaries.

CODE OF ETHICS

Code of Ethics

Harbor ETF Trust, the Adviser, and the Subadviser have each adopted a code of ethics that complies in all material respects with Rule 17j-1 under the Investment Company Act. These codes of ethics are designed to prevent trustees/directors, officers and designated employees who have access to information concerning portfolio securities transactions of Harbor ETF Trust (“Access Persons”) from using that information for their personal benefit or to the disadvantage of Harbor ETF Trust. These codes of ethics are also designed to prevent both Access Persons and all employees of the Adviser from profiting from short-term trading in shares of any Harbor ETF Trust. The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities that may be purchased or held by Harbor ETF Trust, but impose significant restrictions on such transactions and require Access Persons to report all of their personal securities transactions (except for transactions in certain securities where the potential for a conflict of interest is very low, such as unaffiliated open-end mutual fund shares and money market instruments). Each of the codes of ethics is on public file with, and is available from, the SEC.

The Adviser relies on the Subadviser to fulfill its responsibility for monitoring the personal trading activities of the Subadviser’s personnel in accordance with the Subadviser’s code of ethics. The Subadviser provides Harbor ETF Trust’s Board of Trustees with a quarterly certification of the Subadviser’s compliance with its code of ethics and with Rule 17j-1 and a report of any significant violations of its code of ethics.

PORTFOLIO HOLDINGS

Portfolio Holdings Disclosure Policy

The Board of Trustees has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings and the disclosure of statistical information about the Fund’s portfolio.

These policies and procedures are designed to strike an appropriate balance between providing enough information to help investors understand the Fund’s recent historical performance and at the same time ensuring that investors do not receive information which would enable them to trade based on that information to the detriment of the Fund or its other shareholders. As an overarching principle, these policies and procedures prohibit the Fund and any service provider to the Fund, including the Adviser, from entering into any arrangement to receive any compensation or consideration, either directly or indirectly, in return for the disclosure of the Fund’s non-public portfolio holdings.

On each business day, before the opening of regular trading on the listing exchange, the Fund will provide a full list of holdings daily on harborcapital.com. In addition, a basket composition file, which includes the security names and share quantities or amounts to deliver in exchange for Fund shares and may overlap with actual or expected Fund holdings, is publicly disseminated via the National Securities Clearing Corporation (“NSCC”).

For purposes of these policies and procedures, “portfolio holdings” means the individual securities or other instruments held by the Fund. This includes equity and fixed income securities, such as stocks and bonds, and derivative contracts, such as futures, options and swaps held by the Fund. “Portfolio holdings” does not include information that is derived from (but does not include) individual portfolio holdings, such as statistical information about the Fund or the Fund’s aggregate cash position. Statistical information includes information such as how the Fund’s portfolio is divided (in percentage terms) among various industries, sectors, countries, value and growth stocks, small, mid and large cap stocks, credit quality ratings, and maturities. Statistical information also includes financial characteristics about the Fund’s portfolio such as alpha, beta, R-squared, information ratio, Sharpe ratio, various earnings and price based ratios (such as price-to-earnings, price-to-book, and earnings growth), duration, maturity, market capitalization, and portfolio turnover.

While statistical information is not considered “portfolio holdings,” the policies and procedures adopted by the Board of Trustees limit the disclosure of statistical information derived from portfolio holdings which have not yet been publicly disclosed to further ensure that such information could not be used in a manner that is adverse to the Fund. Specifically, statistical information derived from non-public portfolio holdings data may only be based on the Fund’s month end portfolio holdings data and then may only be released beginning 5 days after that month end date. In addition, only the Officers of the Trust and certain employees of the Adviser are authorized to release such statistical information and they may not do so if they reasonably believe that the recipient of that statistical information, could use that information as a basis on which to trade in the Fund shares to the detriment of the Fund or its other shareholders. Statistical information may be provided to existing or potential shareholders in the Fund and to their representatives for the sole purpose of helping to explain the Fund’s recent historical performance.

Current and prospective investors from time to time may request different or more extensive historical portfolio holdings information for the Fund than has previously been publicly disclosed to assist them in their assessment of the consistency of the investment process of the Subadviser through different past market environments. To the extent the requested portfolio holdings information is for periods that precede the date of the most recent publicly disclosed portfolio holdings information, it is

PORTFOLIO HOLDINGS

Portfolio Holdings Disclosure Policy — Continued

considered stale and may be released to investors or prospective investors and others upon request without needing to be separately publicly disclosed. Because historical portfolio holdings information must have been superseded by the public disclosure of more recent portfolio holdings information before it can be released, the information should normally not enable any recipient to trade for its own benefit to the detriment of the Fund.

The policies and procedures adopted by the Board of Trustees also prohibit the disclosure of non-public portfolio holdings to third parties except in certain limited circumstances where the Fund or a service provider has a legitimate business purpose for disclosing that information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. The Chief Compliance Officer of the Fund must authorize any such disclosure in those limited circumstances.

Harbor ETF Trust seeks to avoid potential conflicts between the interests of the Fund’s shareholders and those of the Fund’s service providers and ensure that non-public portfolio holdings information is disclosed only when such disclosure is in the best interests of the Fund and its shareholders. Harbor ETF Trust seeks to accomplish this by permitting such disclosure solely for the purpose of assisting the service provider in carrying out its designated responsibilities for the Fund and by requiring any such disclosure to be authorized in the manner described above. The Board of Trustees receives a report at least annually concerning the effectiveness and operation of the Fund’s policies and procedures, including those governing the disclosure of portfolio information.

The Adviser, the Subadviser and their affiliates may provide investment advice to clients (including funds) other than the Fund that have investment objectives that may be substantially similar to those of the Fund. These clients may have portfolios consisting of holdings substantially similar to those of the Fund and may be subject to different holdings disclosure policies. These clients are not subject to the portfolio holdings disclosure policies and procedures described herein and do not owe the Adviser, Subadviser or Fund a duty of confidentiality with respect to disclosure of their portfolio holdings. The Adviser, Subadviser, Custodian, Distributor and other service providers to the Funds, may receive non-public portfolio holdings information in the course of performing services to the Funds, the Subadviser and/or Adviser, but are subject to legal obligations to not disseminate or trade on non-public information concerning the Trust.

PROXY VOTING

Proxy Voting Policy

DELEGATED PROXY VOTING RESPONSIBILITY

Oversight

For Funds with a discretionary Subadviser, Harbor Capital delegates proxy voting to the Subadviser. In each instance where proxy voting responsibility has been delegated to one or more Subadvisers, Harbor Capital’s Legal and Compliance Team is responsible for the oversight with respect to such delegated responsibilities, including reviewing the proxy voting policies, procedures, and/or proxy voting guidelines of each such Subadviser (the “Subadviser Proxy Voting Guidelines”). The Legal and Compliance Team must determine that the Subadviser Proxy Voting Guidelines are reasonably designed to ensure that the Subadviser would be able to administer the proxy voting process generally and vote proxies specifically in a manner which would be in the best interests of the respective client before Harbor Capital will delegate proxy voting responsibility to a Subadviser. The Legal and Compliance Team will review any amendments to the Subadviser Proxy Voting Guidelines to ensure that the guidelines continue to meet that standard. Harbor Capital will not delegate voting authority to any third party that does not also serve in a fiduciary capacity. In addition, each Subadviser must accept the delegation of this responsibility.

Harbor Capital does not review individual voting decisions by the Subadvisers but considers their proxy voting policies, procedures, and/or guidelines as part of its overall assessment of the Subadviser’s compliance program. If Harbor Capital is not satisfied with the Subadviser’s overall performance, including as a result of proxy voting decisions which are not in Harbor Capital’s client’s best interests, Harbor Capital may recommend to the Board of Trustees the replacement of the Subadviser.

Harbor Capital will normally not be privy to a Subadviser’s proxy voting decision until after the vote is cast and the shareholder meeting has occurred. While Harbor Capital does retain the right to override any proxy voting decision by a Subadviser (when Harbor Capital believes that a voting decision would not be in the best interests of its client), Harbor Capital does not expect to be able to exercise that authority as a matter of course. Such an override could only occur in the unusual circumstance where the Subadviser consults with Harbor Capital prior to casting a vote.

The Subadvisers operate independently of each other and it is feasible that the Subadvisers will come to different voting decisions on the same or similar proposals. As long as the Subadvisers are acting in what they believe to be the best interests of the client when making their proxy voting decisions, Harbor Capital believes that the client will, as a whole, benefit from each Subadviser applying its own analysis to the proxy voting decision. Differences in such analyses may occur, for example, depending on whether a Subadviser considers a proxy advisory firm’s recommendations or additional information provided by an issuer during the proxy voting process.

Conflicts of Interest

Delegation of proxy voting responsibility to Subadvisers should generally adequately address any possible conflicts of interest with respect to Harbor Capital. In addition, as part of the Legal and Compliance Team’s review of the Subadviser Proxy Voting Guidelines, the Legal and Compliance Team seeks to ensure that the Subadviser has implemented its own procedures to monitor and resolve conflicts of interest in the proxy voting process.

PROXY VOTING

Proxy Voting Policy — Continued

Recordkeeping

For assets with respect to which proxy voting responsibilities have been delegated to one or more Subadvisers, each such Subadviser is responsible for retaining the materials regarding votes cast by them. Each Subadviser is required to provide to Harbor Capital, upon request, the necessary information regarding its proxy voting record to enable Harbor Capital to prepare the Form N-PX for the Subadvised Products. Harbor Capital will retain this information, along with each Subadviser’s Proxy Voting Guidelines and any certifications provided by the Subadvisers as to their compliance with their policies and procedures, for six years.

For the proxy voting policy of the Subadviser, please see Appendix A.

PROXY VOTING RESPONSIBILITY RETAINED BY HARBOR CAPITAL

In each instance where Harbor Capital has retained proxy voting authority, the Multi-Asset Solutions Team (“MAST”) will generally administer proxy voting. Harbor Capital is obligated to vote proxies in a manner consistent with its fiduciary duty to act in the best interests of shareholders. Normally, this means that MAST will vote or administer the voting of ballots in accordance with Harbor Capital’s proxy voting guidelines (the “Proxy Voting Guidelines”).

In order to facilitate the proxy voting process with respect to assets for which Harbor Capital retains proxy voting responsibilities, Harbor Capital engages a proxy advisory firm (the “Advisory Firm”) to provide research, analysis, and voting recommendation consistent with the Proxy Voting Guidelines. In addition, the Advisory Firm will provide research and reporting related to the proxy proposals.

Meeting Notification

Harbor Capital utilizes the Advisory Firm’s voting agent services to notify it of upcoming shareholder meetings for portfolio companies, to vote proxies on its behalf in accordance with Harbor Capital’s Proxy Voting Guidelines and to administer the transmission of votes. The Advisory Firm tracks and reconciles holdings against incoming proxy ballots. Meeting and record date information is updated daily through the Advisory Firm’s web-based application. The Advisory Firm also is responsible for maintaining copies of all proxy statements received and for promptly providing such materials upon Harbor Capital’s request. All efforts will be made to vote proxies in a timely manner, and any delay in voting a ballot will be investigated to determine the cause and how to prevent recurrence in the future.

Vote Determination

Ballots that are processed by the Advisory Firm will be voted in accordance with the Proxy Voting Guidelines. In evaluating certain corporate action proposals, MAST will gather information from a variety of sources, including, but not limited to, management or shareholders of a company presenting a proposal, and independent proxy research services (such as the Advisory Firm). Final authority and responsibility for proxy voting decisions rests with Harbor Capital, taking into account the Proxy Voting Guidelines and Harbor Capital’s fiduciary duty to act in the best interests of clients. MAST is responsible for maintaining documentation and assuring that it adequately reflects the basis for any vote that is cast in a manner that deviates from the Proxy Voting Guidelines.

Vote Execution, Monitoring of the Voting Process and Minutes

Ballots will be cast in accordance with the Proxy Voting Guidelines by the Advisory Firm. The Advisory Firm will then transmit the votes to the proxy agents or custodian banks.

PROXY VOTING

Proxy Voting Policy — Continued

While not expected to be a frequent occurrence, MAST can change a vote already submitted by the Advisory Firm, if necessary.

MAST is responsible for preparing minutes to document the rationale for instances where Harbor Capital voted against its policy and for decisions with respect to corporate actions. Such minutes will be retained for six years.

Conflicts of Interest

Where Harbor Capital retains proxy voting responsibilities, MAST has the obligation to assess the extent, if any, to which there may be a material conflict between the interests of an account on the one hand and Harbor Capital and its affiliates, directors, officers, employees (and other similar persons) on the other hand.

If MAST determines that a conflict may exist, it will resolve the conflict as outlined below and promptly report the matter and its resolution to Harbor Capital’s Chief Compliance Officer. Harbor Capital is authorized to resolve any such conflict in a manner that is in the best interests of its clients. Normally, a conflict will be resolved in accordance with the following:

∎   If the proposal that gives rise to a conflict is specifically addressed in the Proxy Voting Guidelines, the proxy will be voted in accordance with the pre-determined Proxy Voting Guidelines, provided that such pre-determined guidelines involve little or no discretion on the part of MAST;

∎   MAST may disclose the conflict to Harbor Capital’s affected client and obtain the client’s consent before voting in the manner approved by such client;

∎   Harbor Capital may engage an independent third party to determine how the proxy should be voted; or

∎   Harbor Capital may, where feasible, establish an ethical wall or other informational barriers between the person(s) involved in the conflict and the person(s) making the voting decision in order to insulate the decision maker from the conflict.

A member of the Legal and Compliance Team will report all conflicts, and the resolution of such conflicts, to Harbor Capital’s Board of Directors on an annual basis, or more frequently if necessary.

Harbor Capital will use commercially reasonable efforts to determine whether a conflict may exist, and a conflict will be deemed to exist if, and only if, MAST knew, or reasonably should have known, of the conflict at the time of the vote.

Recordkeeping

Where Harbor Capital retains proxy voting responsibilities, the Advisory Firm will serve as recordkeeper for all ballots processed through the Advisory Firm, including any research reports provided in the voting decisions. Harbor Capital will require sufficient information regarding its proxy voting record to enable the Legal and Compliance Team to prepare the Form N-PX for such products, if applicable.

PROXY VOTING INFORMATION

Information regarding how the Fund voted proxies relating to securities held by the Fund during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling Harbor Funds’ toll-free number at 800-422-1050; (2) on Harbor Funds’ website at harborcapital.com; and (3) on the SEC’s website at sec.gov.

PROXY VOTING GUIDELINES

Harbor Capital will generally vote in accordance with Institutional Shareholder Services’ Proxy Voting Guidelines – Benchmark Policy Recommendations for both domestic and foreign markets

PORTFOLIO TRANSACTIONS

The Subadviser is responsible for making specific decisions to buy and sell securities for the portion of Fund assets that it manages. The Subadviser is also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers’ charges.

Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges the commissions are fixed. In the over-the-counter market, securities (i.e., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Subadviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients taking into account such factors as the broker-dealers’ professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Under each Investment Advisory Agreement and Subadvisory Contract and as permitted by Section 28(e) of the Securities Exchange Act of 1934, a Subadviser may cause the Fund to pay a commission to broker-dealers who provide brokerage and research services to the Subadviser for effecting a securities transaction for the Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Subadviser determines in good faith that the greater commission is reasonable relative to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the overall responsibilities the Subadviser has to the Fund or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Subadviser be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the other clients of the Subadviser in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of a Subadviser and not solely or necessarily for the benefit of the Fund. Investment management personnel of each The Subadviser attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the

PORTFOLIO TRANSACTIONS

Subadviser as a consideration in the selection of brokers to execute portfolio transactions.

In certain instances there may be securities that are suitable for the Fund’s portfolio as well as for that of another Fund or one or more of the other clients of the Subadviser. Investment decisions for the Fund and for other clients of the Subadviser are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Harbor ETF Trust believes that over time its ability to participate in volume transactions will produce better executions for the Fund.

Broker Commissions

The investment advisory fee that the Fund pays to the Adviser will not be reduced as a consequence of a Subadviser’s receipt of brokerage and research services. Subject to the applicable legal requirements, to the extent the Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services would be useful and of value to such Subadviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to such Subadviser in carrying out its obligations to the Fund.

NET ASSET VALUE

The NAV is the value of a single share. NAV is computed by adding the value of a Fund’s investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The value of Fund shares bought and sold in the secondary market is driven by market price. The price of these shares, like the price of all traded securities, is subject to factors such as supply and demand, as well as the current value of the portfolio securities held by a Fund. Secondary market shares, available for purchase or sale on an intraday basis, do not have a fixed relationship either to the previous day’s NAV nor the current day’s NAV. Prices in the secondary market, therefore, may be below, at, or above the most recently calculated NAV of such shares.

Equity securities, except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.

Futures contracts and options on futures contracts are normally valued at the price that would be required to settle the contract on the market where any such option or futures contract is principally traded. Options on equity securities are normally valued using the last sale price on the relevant securities exchange. Swaps are valued using prices supplied by a pricing vendor based on the underlying characteristics of the swaps. Forward foreign currency exchange contracts are valued at their respective fair values determined on the basis of the mean between the last current bid and asked prices based on quotations supplied to a pricing service by independent dealers.

Debt securities, other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired, are valued using evaluated prices furnished by a pricing service selected by the Adviser and approved by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost which approximates fair value.

NET ASSET VALUE

When reliable market quotations, evaluated prices supplied by a pricing vendor or, in the absence of evaluated prices, prices provided by the Subadviser (where permitted under the Fund’s valuation procedures) are not readily available or are not believed to accurately reflect fair value, securities are generally priced at their fair value, determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. The Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor.

It is possible that the fair value determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security or other asset determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its current sale in an orderly transaction, there can be no assurance that any fair value determination would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is scheduled to be open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days that are not business days in New York and on which the Fund’s net asset values may not be calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. As a result, closing market prices for foreign securities may not fully reflect events that occur between the time their prices are determined and the close of the regular trading on the NYSE (or such other time at which the Fund calculates NAV consistent with its policies and procedures) and thus may no longer be considered reliable. The Fund will use the fair value of the foreign securities, determined in accordance with the fair value procedures adopted by the Board of Trustees, in place of closing market prices to calculate their net asset values if the Fund believes that events between the close of the foreign

NET ASSET VALUE

market and the close of regular trading on the NYSE (or such other time at which the Fund calculates NAV consistent with its policies and procedures) would materially affect the value of some or all of a particular Fund’s securities.

The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to the Fund and with a share of the general liabilities of Harbor ETF Trust. Expenses with respect to any two or more funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be reasonably determined, in which case the expenses are allocated directly to the Fund which incurred that expense.

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily.

CREATIONS AND REDEMPTIONS

The Fund issues and sells shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below).

Although Creation Units and redemption proceeds will normally be delivered as described below, Creation Units or redemption proceeds may be delayed under certain circumstances, namely: (1) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks; (2) for any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (3) for any period during which an emergency exists as a result of which (a) disposal of securities owned by the Fund is not reasonably practicable or (b) it is not reasonably practicable for the Fund to fairly determine the NAV of Shares of the Fund; (4) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (5) for any period that the SEC may by order permit for shareholder protection; or (6) for any period during which the Fund, as part of a necessary liquidation of the Fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws. Any such suspension or postponement described above will be consistent with the Fund’s obligations under Section 22(e) of the Investment Company Act.

In its discretion, the Adviser reserves the right to increase or decrease the number of the Fund’s Shares that constitute a Creation Unit. The Board of Trustees reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board of Trustees.

A “Business Day” with respect to the Fund is each day NYSE, the listing exchange, and the Trust are open, including any day that the Fund is required to be open under Section 22(e) of the Investment Company Act, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from large institutional investors who have entered into agreements with the Fund’s Distributor to create or redeem Creation Units will only be accepted on a Business Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than its regularly scheduled closing time. The Fund reserves the right to reprocess creation and redemption transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as the same may be subsequently adjusted). The Fund reserves the right to recover amounts from (or distribute amounts to) Authorized Participants based on the official closing NAV. The Fund also reserves the right to advance the time by which creation and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Fund Deposit

The consideration for purchase of Creation Units generally consists of a basket of securities and instruments (“Deposit Securities”) and/or a deposit of a specified cash payment (the “Cash Component”).

CREATIONS AND REDEMPTIONS

Fund Deposit - Continued

Together, the Deposit Securities and Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The portfolio of securities required may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares.

The function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component would be an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

State Street Bank and Trust Company (the “Transfer Agent”), through the NSCC, makes available on each Business Day, prior to the opening of business on the listing exchange (currently 9:30 a.m., Eastern time), the identity and the required number or amount of each Deposit Security and the amount of the Cash Component (or cash deposit) to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Fund Deposit is made available.

The Fund reserves the right to accept a basket of securities and/or cash that differs from a basket of Deposit Securities and/or cash published or transacted on a Business Day, or to permit or require the substitution of an amount of cash (a “cash-in-lieu” amount) to be added to the Cash Component to replace any Deposit Security.

Procedures for Creating Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the authorized participant to place orders for the purchase and redemption of Creation Units (a “Participant Agreement,” and such participants, an “Authorized Participant”). All shares of the Fund, however created, will be entered on the records of DTC in the name of its nominee for the account of a participant of DTC(“DTC Participant”).

Except as described below, and in all cases subject to the terms of the applicable Participant Agreement, all orders to create Creation Units of the Fund must be received by the Transfer Agent by the closing time of the regular trading session of the listing exchange (ordinarily 4:00 p.m., Eastern time). A “Custom Order” may be placed by an Authorized Participant in the event that the Fund accepts (or delivers, in the case of a redemption) a basket of securities and/or cash that differs from a basket of Deposit Securities and/or cash published or transacted on a Business Day. Custom Orders must be received by the Transfer Agent by 3:00 p.m. Eastern time or such earlier time as otherwise specified. The time by which an order must be submitted is referred to as the “order cutoff time.” On days when the exchange closes earlier than normal (such as the day before a holiday), the Fund require standard orders to create Creation Units to be placed

CREATIONS AND REDEMPTIONS

Procedures for Creating Creation Units - Continued

by the earlier closing time and Custom Orders to create Creation Units must be received no later than one hour prior to the earlier closing time. Notwithstanding the foregoing, the Fund may, but is not required to, permit Custom Orders until 4:00 p.m., Eastern time, or until the market close (in the event an exchange closes early). The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant through the Transfer Agent’s electronic order system or by telephone or other transmission method acceptable to the Transfer Agent and approved by the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent, Distributor or an Authorized Participant.

All investor orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers are expected to execute a Participant Agreement and only a small number of such Authorized Participants are expected to have international capabilities.

Creation Units may be created in advance of the receipt by the Fund of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Fund consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified for the Fund. The Fund may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of such collateral. The Fund will have no liability for any such shortfall. The Fund will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Transfer Agent and deposited into the Fund.

Those persons placing orders for Creation Units should ascertain any deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component. Orders for creation that are effected outside the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”) are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process.

Orders to create Creation Units of the Fund may be placed through the Clearing Process utilizing procedures applicable for domestic securities (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to domestic securities (“Domestic Fund”) (see “—Placement of Creation Orders Outside Clearing Process—Domestic Fund”) or procedures applicable to foreign securities (“Foreign Fund”) (see “—Placement of Creation Orders Outside Clearing Process—Foreign Fund”).

CREATIONS AND REDEMPTIONS

Placement of Creation Order Using Clearing Process

Fund Deposits created through the Clearing Process, if available, must be delivered through an Authorized Orders Using Clearing Participant that has executed a Participant Agreement.

The Participant Agreement authorizes the Transfer Agent to transmit to NS CC on behalf of the Authorized Participant such trade instructions as are necessary to effect the Authorized Participant’s creation order. Pursuant to such trade instructions from the Transfer Agent to NS CC, the Authorized Participant agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner) and the Cash Component to the Fund by the second (2nd) Business Day, together with such additional information as may be required by the Transfer Agent and the Distributor. An order to create Creation Units of the Fund through the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the order cutoff time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. The delivery of Creation Units so created will occur no later than the second (2nd) Business Day following the day on which the creation order is deemed received by the Transfer Agent (“T+2”).

Placement of Creation Orders Outside Clearing Process - Domestic Fund

Fund Deposits must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units of the Fund need not be must a broker-dealer or state that the other creation of Creation Units will be effected through a transfer of securities participant in the Clearing Process (“Participating Party”), but such and/or orders cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund and the delivery of the Cash Component (if applicable) directly to the Transfer Agent through the Federal Reserve wire system, in each case no later than 11:00 a.m., Eastern time, on the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Fund, whose determination shall be final and binding. An order to create Creation Units of the Fund is deemed received by the Transfer Agent, and approved by the Distributor on the Transmittal Date if(i) such order is received by the Transfer Agent not later than the order cutoff time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Transfer Agent does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion, such order will be cancelled. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the current NAV of the Fund. The delivery of Creation Units so created will occur no later than the second (2nd) Business Day following the day on which the creation order is deemed received by the Transfer Agent and approved by the Distributor.

Additional transaction fees may be imposed in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below.)

CREATIONS AND REDEMPTIONS

Placement of Creation Orders Outside Clearing Process - Foreign Fund

The Transfer Agent will inform the Distributor, the Adviser and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate subcustodian. The Custodian will cause the subcustodian of the Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Fund must also receive, on or before the Settlement Date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below. The “Settlement Date” for the Fund is generally the second Business Day following the Transmittal Date. Once the Distributor has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of the Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order. Creation Units will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered m no the account of the relevant subcustodian, the Distributor and the Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.

Acceptance of Creation Orders

The Fund and the Distributor reserve the right to reject or revoke acceptance of a creation order transmitted to it in respect to the Fund, if, including but not limited to, the following conditions are present: (i) the order is not in proper form in accordance with the procedures set forth in the Participant Agreement; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of such Fund; (iii) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (iv) in the event that circumstances outside the control of the Fund, the Transfer Agent, the Distributor or the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Adviser, the Distributor, DTC, Federal Reserve, the Transfer Agent or any other participant in the creation process, and other extraordinary events. The Distributor shall notify the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. None of the Fund, the Transfer Agent, the Distributor nor the Adviser are under any duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. All questions as to the number of shares of Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered and the amount and form of the Cash Component, as applicable, shall be determined by the Fund, and the Fund’s determination shall be final and binding

Creation Transaction Fee

A purchase transaction fee may be imposed for the transfer and other transaction costs associated with the issuance of Creation Units of shares. An Authorized Participant submitting a creation order may be assessed a variable charge on its order up to a maximum amount as indicated in the table below. The table below

CREATIONS AND REDEMPTIONS

Creation Transaction Fee — Continued

sets forth the standard and variable creation transaction fees for the Funds. However, the Custodian may increase the standard creation transaction fee for administration and settlement of Custom Orders requiring additional administrative processing by the Custodian. Fixed and variable transaction fees payable in connection with creations and redemptions are collectively referred to as “Transaction Fees.”

Fund	Standard Creation Transaction Fee*	Maximum Variable Charge for Creations**
Harbor Dividend Growth Leaders ETF	$200-$250 (in-kind transaction) / $100 (cash transaction)	2.00%

*  Applicable to in-kind purchases only.

** As a percentage of the net asset value per Creation Unit purchased, inclusive of the standard creation transaction fee (if imposed).

In the case of cash creations or where the Fund permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed a variable charge as set forth above to compensate the Fund for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Fund expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Fund makes Market Purchases, the Authorized Participant may be required to reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Adviser may adjust the Transaction Fees to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect existing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Fund. From time to time, all or a portion of the Fund’s Transaction Fees may be waived at the sole discretion of the Adviser, including in connection with an Authorized Participant’s investment of seed capital in the Fund or where an Authorized Participant is engaged in certain customized creation and redemption basket activity that is designed to benefit the Fund by facilitating investment in a tax efficient manner (i.e., to minimize the realization of capital gains). To the extent the Fund does not recoup the amount of Transaction Costs incurred in connection with a creation transaction, those Transaction Costs will be borne by the Fund and may negatively affect the Fund’s performance.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day. The Fund will not redeem Shares in amounts less than Creation Units (except the Fund may redeem Shares in amounts less than a Creation Uniting the event such Fund is being liquidated). Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur

CREATIONS AND REDEMPTIONS

Redemption of Creation Units - Continued

brokerage and other costs in connection with assembling a sufficient number of Shares to constitute redeemable Creation Unit. All redemptions are subject to the procedures contained in the applicable Participant Agreement.

With respect to the Fund, the Transfer Agent, through the NSCC, makes available prior to the opening of business on the listing exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number or amount of the Fund’s securities (“Fund Securities”) and/or an amount of cash that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. All orders are subject to acceptance by the Distributor. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash-only redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit will generally consist of Fund Securities – as published on the Business Day of the request for a redemption order received in proper form – plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request improper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Notwithstanding the foregoing, the Fund reserves the right to deliver a basket of securities and/or cash that differs from a basket of Fund Securities and/or cash published or transacted on a Business Day, or to substitute an amount of cash (a“cash-in-lieu” amount) to be added to the cash component to replace any Fund Security. Where “cash-in-lieu” is used, the amount of cash paid out in such cases will be equivalent to the value of the instrument listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the difference is required to be made by an Authorized Participant.

Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the Fund reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant, or a beneficial owner of shares for which it is acting, subject to a legal restriction with respect to a particular security included in the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming beneficial owner of shares that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (I) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities it owns or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.

If the Fund determines, based on information available to the Fund when a redemption request is submitted by an Authorized Participant, that (I) the short interest of the Fund in the marketplace is greater than or equal to 100% and

CREATIONS AND REDEMPTIONS

Redemption of Creation Units - Continued

(ii) the orders in the aggregate from all Authorized Participants redeeming Fund Shares on a Business Day represent 25% or more of the outstanding Shares of the Fund, such Authorized Participant will be required to verify to the Fund the accuracy of its representations that are deemed to have been made by submitting a request for redemption. If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its representations that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form.

Redemption Transaction Fee

A redemption transaction fee may be imposed to offset transfer and other transaction costs. An Authorized Participant submitting a redemption order may be assessed a variable charge on its order up to a maximum amount as indicated in the table below. The table below sets forth the standard and variable redemption transaction fees for the Fund. However, the Custodian may increase the standard redemption transaction fee for administration and settlement of Custom Orders requiring additional administrative processing by the Custodian.

Fund	Redemption Transaction Fee*	Maximum Variable Charge For Redemptions**
Harbor Dividend Growth Leaders ETF	$[XX] (in-kind transaction) / $[XX] (cash transaction)	[XX]%

* Applicable to in-kind redemptions only

** As a percentage of the net asset value per Creation Unit redeemed, inclusive of the standard creation transaction fee (if imposed).

An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for the Fund) may be imposed as set forth above to compensate each Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Fund expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Fund makes Market Sales, the Authorized Participant may be required to reimburse the Fund for Transaction Costs. The Adviser may adjust the Transaction Fees to the extent the composition of the redemption securities changes or cash-in-lieu is added to the cash component to protect ongoing shareholders. In no event will fees charged by the Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. From time to time, all or a portion of the Fund’s Transaction Fees may be waived at the sole discretion of the Adviser, including in connection with an Authorized Participant’s redemption of seed capital invested in the Fund or where an Authorized Participant is engaged in certain customized creation and redemption basket activity that is designed to benefit the Fund by facilitating investment in a tax efficient manner (i.e., to minimize the realization of capital gains). To the extent the Fund does not recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund and may negatively affect the Fund’s performance.

CREATIONS AND REDEMPTIONS

Placement of Redemption Orders Using Clearing Process

Orders to redeem Creation Units of the Fund through the Clearing Process, if available, must be delivered through an Authorized Participant that has executed a Participant Agreement. An order to redeem Creation Units of the Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the order cutoff time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units of the Fund using the Clearing Process made in proper form but received by the Transfer Agent after 4:00 p.m., Eastern time, will be deemed received on the next BusinessDay immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the second (2nd) Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process — Domestic Fund

Orders to redeem Creation Units of the Fund must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of the Fund need not be a Participating Party, but such orders must state that redemption of Creation Units of the Fund will be effected through transfer of Creation Units of the Fund directly through DTC.

An order to redeem Creation Units of the Fund is deemed received by the Transfer Agent, and accepted by the Distributor on the Transmittal Date if (I) such order is received by the Transfer Agent not later than the order cutoff time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Transfer Agent no later than 11:00 a.m., Eastern time on such Settlement Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Redemption Orders Outside Clearing Process — Foreign Fund

Arrangements satisfactory to the Fund must be in place for the Participating Party to transfer the Creation Units through DTC on or before the Settlement Date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody in which any Fund Securities with a qualified •are53customarilybroker-detraded,aler, bank to or which account other custody such providers in each jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Fund may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

Regular Foreign Holidays

The Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus two Business Days (i.e., days on which the national securities exchange is open) (“T+2”).The Fund may effect deliveries of

CREATIONS AND REDEMPTIONS

Placement of Redemption Orders Outside Clearing Process — Foreign Fund — Continued

Creation Units and portfolio securities on a basis other than T +2 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Fund to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Fund from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund, in certain circumstances. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. The timing of settlement may also be affected by the proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices. Because the portfolio securities of the Fund may trade on days that the Fund’s listing exchange is closed or on days that are not Business Days for the Fund, Authorized Participants may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on an exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Book Entry Only System

DTC acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

CREATIONS AND REDEMPTIONS

Book Entry Only System — Continued

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Fund upon request and for a fee to be charged to the Fund a listing of the Shares holdings of each DTC Participant. The Fund shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Fund shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such Coparticipant, directly or indirectly, to such Beneficial Owners. In addition, the Fund shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC. Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Fund has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Fund makes other arrangements with respect thereto satisfactory to an exchange.

TAX INFORMATION

The Fund is treated as a separate taxpayer for federal income tax purposes.

The Fund has elected or intends to elect to be treated, has qualified, and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code, which requires meeting certain requirements relating to its sources of income, diversification of its assets, and distribution of its income to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, (i) derive at least 90% of its gross income foreach taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities(other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes (i.e., partnerships (other than qualified publicly traded partnerships (or trusts) will generally pass through to the Fund. Consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other non-qualifying income.

If the Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain”(the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain a portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If the Fund does not qualify as a regulated investment company, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

The Fund will be subject to a 4% non-deductible U.S. federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund

TAX INFORMATION

intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.

Certain dividends and distributions declared by the Fund as of a record date in October, November or December and paid by the Fund in January of the following year will be taxable to shareholders as if received on December 31 of the prior year. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

In general, assuming the distributing Fund has sufficient earnings and profits, dividends from investment company taxable income will be taxable either as ordinary income or, if so reported by the Fund and certain other requirements are met by the Fund and the shareholder, as “qualified dividend income, “which is taxable to individual shareholders at a maximum 15% or 20% U.S. federal income tax rate.

Dividend income distributed to individual shareholders will qualify for the maximum 15% or 20% U.S. federal income tax rate to the extent that such dividends are attributable to “qualified dividend income,” as that term is defined in Section 1(h)(11)(B) of the Code, from the Fund’s (or, if applicable, underlying fund’s) investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund (and, if applicable, underlying fund) and the shareholders. A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the U.S. or it is eligible for the benefits of certain income tax treaties with the U.S. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Dividends from passive foreign investment companies do not qualify for the maximum 15% or 20% U.S. federal income tax rate.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if(1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions from net capital gain, if any, that are reported as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% or 20% U.S. federal income tax rate on long-term capital gains, subject to limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or

TAX INFORMATION

20%, depending on whether the individual’s income exceeds certain threshold amounts.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. For U.S. federal income tax purposes, all dividends and distributions are taxable whether a shareholder receives them in cash or reinvests them in additional shares of the distributing Fund. The U.S. federal income tax status of all distributions will be reported to shareholders annually

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income”(in the case of an estate or trust) exceeds a threshold amount.

As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of such Fund and if, pursuant to section 351 of the Code, that Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Distributions from net investment income of the Funds may qualify in part for a dividends-received deduction for shareholders that are corporations. The dividends-received deduction is reduced to the extent that shares of the payor of the dividend or the Fund are treated as debt-financed under the Code and is eliminated if such shares are deemed to have been held for less than a minimum period, generally 46 days, extending before and after each dividend. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced for federal income tax purposes by reason of “extraordinary dividends” received with respect to the shares. To the extent such basis would be reduced below zero, current recognition of income may be required.

If the Fund acquires an equity interest in a passive foreign investment company (PFIC), it could become liable for U.S. federal income tax and additional interest charges upon the receipt of certain distributions from, or the disposition of its investment in, the PFIC, even if all such income or gains timely distributed to its shareholders. In general, a foreign corporation is classified as a PFIC fora taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Because any credit or deduction for this tax could not be passed through to the Fund’s shareholders, the tax would in effect reduce the Fund’s economic return from its PFIC investment. Elections may generally be available to the Fund that would lessen the effect of these adverse tax consequences. However, such elections could also require the Fund to recognize income (which would have to be distributed to the Fund’s shareholders to avoid a tax on the Fund) without any distribution from the PFIC of cash corresponding to such income and could result in the treatment of capital gains as ordinary income.

The federal income tax rules applicable to certain investments or transactions within the Fund are unclear in certain respects, and the Fund will be required to account for these investments or transactions under tax rules in a manner that, under certain

TAX INFORMATION

circumstances, may affect the amount, timing or character of its distributions to shareholders. The Fund will monitor these investments or transactions to seek to ensure that it continues to comply with the tax requirements necessary to maintain its status as a regulated investment company.

Due to certain adverse tax consequences, the Fund does not intend, absent a change in applicable law, to acquire residual interests in REMICs. If the Fund invests in certain REITs or in REMIC residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income.” In addition, tax may be imposed on the Fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.

The Fund’s transactions involving options, futures contracts, forward contracts, swaps, and short sales, including such transactions that may be treated as constructive sales of appreciated positions in the Fund’s portfolio and transactions that involve foreign exchange gain or loss, will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities, convert capital gain or loss into ordinary income or loss or affect the treatment as short-term or long-term of certain capital gains and losses. These rules could therefore affect the amount, timing and character of distributions to shareholders and result in the recognition of income or gain without a corresponding receipt of cash. The Fund may, therefore, need to obtain cash from other sources in order to satisfy the applicable tax distribution requirements.

Shareholders subject to the information reporting requirements of the Code, including most non-corporate shareholders, must provide their social security or other taxpayer identification numbers and certain required certifications. Backup withholding may be required at a rate of up to 24% of reportable payments, including dividends and capital gains distributions, if correct numbers and certifications are not provided or if a shareholder is notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding for failure to report all taxable interest or dividend payments.

Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (or lower applicable treaty) on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified Unsourced interest income of the Fund, provided that the Fund chooses to make a specific report relating to such dividends). However, depending on the circumstances, the Fund may report all, some or none of its potentially eligible dividends as eligible for this exemption, and a portion of the Fund’s distributions (i.e. interest and dividends from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. The 15% or 20% maximum rate applicable to qualified dividend income is applicable only to investors that are U.S. persons. If an effective IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, is provided, a non-U.S. person may qualify for a lower treaty rate on amounts treated as ordinary dividends from the Fund. Further, unless an effective IRS Form W-8BEN, IRS Form W-8BEN-E or other authorized withholding certificate is on file, backup withholding is withheld on certain other payments from the Fund. The Fund does not expect to be a “U.S. real property holding corporation” as defined in Section 897(c)(2) of the Code and, therefore, does not expect to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If the Fund were a U.S. real property holding corporation, certain distributions by the Fund to non-U.S.

TAX INFORMATION

shareholders would be subject to U.S. federal withholding tax at a rate of up to 21% and non-U.S. shareholders owning more than 5% of the Fund within one year of certain distribution would be required to file a U.S. federal income tax return to report such gains. Also, non-U.S. shareholders may be subject to U.S. estate tax with respect to their Fund shares. Shareholders should consult their own tax advisers on these matters.

U.S. tax withholding (at a 30% rate or lower applicable treaty rate) is required on payments of dividends made to certain non-U.S. entities that fail to comply with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable a determination of whether withholding is required.

For taxable years before 2026, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. Final regulations permit the Fund to pass through to non-corporate shareholders the character of ordinary REIT dividends so as to allow such shareholders to claim this deduction. There currently is no mechanism for the Fund that invests in MLPs to similarly pass through to non-corporate shareholders the character of income derived from MLP investments. The likelihood and timing of any legislation or other guidance that would enable the Fund to pass through to non – corporate shareholders the ability to claim this deduction with respect to income derived from MLP investments is uncertain.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code Section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and(ii) other deductions properly allocable to the Fund’s business interest income.

In general, provided that the Fund qualifies as a regulated investment company under the Code, such Fund will be exempt from Delaware corporation income tax.

At the time of an investor’s purchase of the Fund’s shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Sales are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference

TAX INFORMATION

between the amount realized on the sale and the shareholder’s adjusted basis in the shares sold. Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. All or a portion of any loss realized on a sale or other disposition of shares may be disallowed under tax rules relating to wash sales to the extent of other investments in such Fund (including pursuant to the reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares.

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The Fund may be subject to foreign withholding or other foreign taxes on its income from foreign securities (possibly including, in some cases, capital gains) which would, if imposed, reduce the yield on or return from those investments. The Fund may be eligible to elect to pass certain of such taxes as related foreign tax credits or deductions through to shareholders and if eligible may or may not choose to make such election. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign taxes paid by the applicable Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. The availability of such credits or deductions is subject to certain requirements, restrictions and limitations under the Code. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible. Other funds may also be subject to foreign taxes with respect to their foreign investments. Such funds may make this election, provided that at least 50% of the Fund’s total assets are invested in other regulated investment companies at the end of each quarter of the tax year. Certain foreign exchange gains and losses realized by the Fund may be treated as ordinary income and losses.

The foregoing discussion relates solely to U.S. federal income tax law for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates)and who are subject to tax under such law. Except as otherwise provided, this discussion does not address special tax rules that may be applicable to certain classes of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the sale of shares of the Fund may also be subject to state, local or foreign taxes. In some states, a state and/ or local tax exemption may be available to the extent distributions of the Fund are attributable to the interest it receives on (or in the case of intangible property taxes, the value of its assets is attributable to)

TAX INFORMATION

direct obligations of the U.S. government, provided that in some states certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. A Fund will not seek to satisfy any threshold or reporting requirement that may apply in particular taxing jurisdictions. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of the Fund in their particular circumstances.

Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Funds, and such changes often occur.

ORGANIZATION AND CAPITALIZATION

General

Harbor ETF Trust is an open-end investment company established as a Delaware statutory trust on April 13, 2021. Each share represents an equal proportionate interest in the Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share or one vote per dollar of NAV, as determined by the Trustees with respect to a matter submitted to Shareholders. Shares have noncumulative voting rights, do not have pre-emptive or subscription rights and are transferable. Pursuant to the Investment Company Act, shareholders of the Fund are required to approve the adoption of any investment advisory agreement relating to the Fund and of any changes in fundamental investment restrictions or policies of the Fund. Pursuant to an exemptive order granted by the SEC, shareholders are not required to vote to approve a new or amended subadvisor agreement for subadvisers unaffiliated with the Adviser. Shares of the Fund will be voted with respect to that Fund only, except for the election of Trustees and the ratification of independent accountants. The Trustees are empowered, without shareholder approval, by the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws to create additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes. In addition, the Board of Trustees may determine to close, merge, liquidate or reorganize the Fund at any time in accordance with the Declaration of Trust and governing law.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, Harbor has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares, and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

The prospectuses and this Statement of Additional Information do not purport to create any contractual obligations between Harbor ETF Trust or any Fund and its shareholders. Rather, shareholders’ rights under the prospectuses and Statement of Additional Information are based on federal and, as applicable, state securities laws. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Adviser and other service providers.

Shareholder and Trustee Liability

Harbor ETF Trust is organized as a Delaware statutory trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that no Fund will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Adviser. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Adviser or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an

ORGANIZATION AND CAPITALIZATION

Shareholder and Trustee Liability — Continued

obligation of the Fund. The Declaration of Trust also provides that the Adviser shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Adviser and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company

State Street Bank and Trust Company (“State Street”) has been retained to act as custodian of the Fund’s assets and, in that capacity, maintains certain financial and accounting records of the Fund. State Street has also been retained as the Fund’s transfer agent and dividend disbursing agent. State Street’s mailing address is State Street Financial Center, 1 Lincoln Street, Boston, MA 02111-2900

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Ernst & Young LLP

Ernst & Young LLP, 155 North Wacker Drive, Chicago, IL 60606, serves as the Fund’s independent registered public accounting firm, providing audit and tax services. No audited financial statements exist for Harbor Dividend Growth Leaders ETF, which had not commenced operations as of the date of this statement of Additional Information.

APPENDIX A - PROXY VOTING

Westfield Capital Management Company, L.P.

INTRODUCTION

Westfield will offer to vote proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance. Therefore, we seek to vote all proxies in the best interests of our clients which includes ERISA plan participants and beneficiaries, as applicable. Westfield also recognizes that the voting of proxies with respect to securities held in client accounts is an investment responsibility having economic value. Based on this, Westfield votes all ballots received for client accounts and covers all costs associated with voting proxy ballots.

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients. Our authority to vote proxies for our clients is established in writing, usually by the investment advisory contract. Clients can change such authority at any time with prior written notice to Westfield. Clients can also contact their Marketing representative or the Operations Department (wcmops@wcmgmt.com) for a report of how their accounts ‘securities were voted.

OVERSIGHT OF PROXY VOTING FUNCTION

Westfield has engaged a third-party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with proxy voting. Westfield’s Operations team, with oversight from Compliance, will:

◾   oversee the vendor; this includes performing annual audits of the proxy votes and conducting annual due diligence;

◾   ensure required proxy records are retained according to applicable rules and regulations and internal policy;

◾   distribute proxy reports prepared by the vendor for internal and external requests;

◾   review the proxy policy and voting guidelines at least annually; and

◾   identify material conflicts of interest that may impair our ability to vote shares in our clients’ best interest.

PROXY VOTING GUIDELINES

Westfield utilizes the vendor’s proxy voting guidelines, which consider market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield does not select a client’s voting policy. Clients must choose the policy that best fits their requirements. Clients may choose to vote in accordance with the vendor’s U.S. proxy voting guidelines (i.e., Standard Guidelines), Taft-Hartley guidelines which are in full conformity with the AFL-CIO’s proxy voting guidelines, Socially Responsible Investing Guidelines (“SRI”) or Sustainability Guidelines. A summary of ISS’ voting guidelines is located at the end of this policy.

The vendor reviews the above listed policies annually to ensure they are still considering market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield will review these changes annually to ensure they are in our clients’ best interests.

Generally, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield

APPENDIX A - PROXY VOTING

Westfield Capital Management Company, L.P. - Continued

may provide such information to solicitors if we believe a response will benefit our clients or a response is requested from the Westfield security analyst or portfolio manager.

PROXY VOTING PROCESS

The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will use best efforts in obtaining any missing ballots; however, we vote only those proxy ballots our vendor has received. For any missing ballots, the vendor and/or Westfield will contact custodians to locate such missing ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate insecurities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes. However, we could request a client call back shares if we determine there is the potential for a material benefit in doing so.

For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. Proxies will be voted in accordance with the guidelines, unless the Westfield analyst or portfolio manager believes that following the vendor’s guidelines would not be in the clients’ best interests.

With limited exceptions, an analyst or portfolio manager may request to override the Standard or the Sustainability Guidelines at any time before the meeting cutoff date. In addition, certain proxy ballots (e.g., contentious proposals) may necessitate further review from the analyst or portfolio manager. Compliance will attempt to identify such ballots and bring them to the analyst’s or portfolio manager’s attention. If the analyst or portfolio manager chooses to vote against the vendor’s stated guidelines in any instance, he/she must make the request in writing and provide a rationale for the vote against the stated guidelines. No analyst or portfolio manager overrides are permitted in the Taft-Hartley and SRI guidelines.

CONFLICTS OF INTEREST

Compliance and Operations are responsible for identifying conflicts of interest that could arise when voting proxy ballots on behalf of our clients. Per Westfield’s Code of Ethics and other internal policies, all employees should avoid situations where potential conflicts may exist. Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. In identifying potential conflicts, Compliance and Operations will review many factors, including, but not limited to existing relationships with Westfield or an employee, and the vendor’s disclosed conflicts. If an actual conflict of interest is identified, it is reviewed by the Compliance and/or Operations teams. If it is determined that the conflict is material in nature, the analyst or portfolio manager may not override the vendor’s recommendation. Westfield’s material conflicts are coded within the vendor’s system. These meetings are flagged within the system to ensure we do not override the vendor’s recommendations.

Annually Westfield will review ISS’ policies regarding their disclosure of their significant relationships to determine if there are conflicts that would impact Westfield. We will also review their Code of Ethics which specifically identifies their actual or potential conflicts. During our annual due diligence visit we ensure that ISS still has firewalls in place to separate the staff that performs proxy analyses and research from the members of ISS Corporate Solutions, Inc.

APPENDIX A - PROXY VOTING

Westfield Capital Management Company, L.P. - Continued

PROXY REPORTS

Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up stage, but clients may modify this reporting schedule at any time with prior written notice to Westfield. The reports will contain at least the following information:

◾   company name

◾   meeting agenda

◾   how the account voted on each agenda item

◾   how management recommended the vote to be cast on each agenda item

◾   rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)

RECORDKEEPING

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by either Westfield or the proxy vendor:

◾   a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect during the required time period;

◾   electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

◾   records of each vote cast for each client;

◾   documentation created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);

◾   written reports to clients on proxy voting and all client requests for information and Westfield’s response;

◾   disclosure documentation to clients on how they may obtain information on how we voted their securities

PART C. OTHER INFORMATION

Item 15. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

Unless otherwise stated, all filing references are to File No. 333-255884.

(1)	(a)	Amended and Restated Agreement and Declaration of Trust dated January 26, 2022 – filed with Post-Effective Amendment No. 10 on February 22, 2022.

	(b)	Certificate of Trust of Registrant dated April 13, 2021 – filed with Pre-Effective Amendment No. 2 on September 10, 2021

(2)	By-Laws dated April 13, 2021 – filed with initial Registration Statement on May 6, 2021

(3)	None

(4)	Form of Agreement and Plan of Reorganization is included in Part A to this Registration Statement.

(5)	Article VI of the Amended and Restated Agreement and Declaration of Trust dated January 26, 2022 – filed with Post-Effective Amendment No. 5 on January 31, 2022, and Article III of the By-Laws dated April 13, 2021 – filed with Pre-Effective Amendment No. 1 on July 8, 2021

(6)	(a)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Scientific Alpha High-Yield ETF, Harbor Scientific Alpha Income ETF – dated September 16, 2021 – filed with Pre-Effective Amendment No. 1 on July 8, 2021

	(b)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Disruptive Innovation ETF – dated December 1, 2021 – filed with Pre-Effective Amendment No. 2 on September 10, 2021

	(c)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and BlueCove Limited – Harbor Scientific Alpha High-Yield ETF, Harbor Scientific Alpha Income ETF – filed with Pre-Effective Amendment No. 2 on September 10, 2021

	(d)	Non-Discretionary Model Portfolio Provider Agreement between the Registrant, Harbor Capital Advisors, Inc. and 4BIO Partners, LLP – Harbor Disruptive Innovation ETF – dated December 1, 2021 – filed with Pre-Effective Amendment No. 2 on September 10, 2021

	(e)	Non-Discretionary Model Portfolio Provider Agreement between the Registrant, Harbor Capital Advisors, Inc. and NZS Capital, LLC – Harbor Disruptive Innovation ETF – dated December 1, 2021 – filed with Pre-Effective Amendment No. 2 on September 10, 2021

	(f)	Non-Discretionary Model Portfolio Provider Agreement between the Registrant, Harbor Capital Advisors, Inc. and Sands Capital Management, LLC – Harbor Disruptive Innovation ETF – dated December 1, 2021 – filed with Pre-Effective Amendment No. 2 on September 10, 2021

	(g)	Non-Discretionary Model Portfolio Provider Agreement between the Registrant, Harbor Capital Advisors, Inc. and Tekne Capital Management, LLC – Harbor Disruptive Innovation ETF – dated December 1, 2021 – filed with Pre-Effective Amendment No. 2 on September 10, 2021

	(h)	Non-Discretionary Model Portfolio Provider Agreement between the Registrant, Harbor Capital Advisors, Inc. and Westfield Capital Management Company, L.P. – Harbor Disruptive Innovation ETF – dated December 1, 2021 – filed with Pre-Effective Amendment No. 2 on September 10, 2021

	(i)	Contractual Expense Limitation between the Registrant on behalf of Harbor Disruptive Innovation ETF and Harbor Capital Advisors, Inc., dated December 1, 2021 – filed with Pre-Effective Amendment No. 2 on September 10, 2021

	(j)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Long-Term Growers ETF – dated February 2, 2022 – filed with Post-Effective Amendment No. 6 on January 31, 2022

	(k)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Jennison Associates LLC – Harbor Long-Term Growers ETF – dated February 2, 2022 – filed herewith

	(l)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor All-Weather Inflation Focus ETF – dated February 9, 2022 – filed with Post-Effective Amendment No. 8 on February 8, 2022

	(m)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Quantix Commodities LP – Harbor All-Weather Inflation Focus ETF – dated February 9, 2022 – filed with Post-Effective Amendment No. 8 on February 8, 2022

	(n)	Investment Advisory Agreement between the Subsidiary and Harbor Capital Advisors, Inc. – Harbor Cayman Inflation Focus Ltd – dated February 9, 2022 – filed with Post-Effective Amendment No. 8 on February 8, 2022

	(o)	Subadvisory Agreement between the Subsidiary, Harbor Capital Advisors, Inc. and Quantix Commodities LP – Harbor Cayman Inflation Focus Ltd. – dated February 9, 2022 – filed with Post-Effective Amendment No. 8 on February 8, 2022

	(p)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Corporate Culture Leaders ETF – dated February 23, 2022 – filed with Post-Effective Amendment No. 10 on February 22, 2022

	(q)	Form of Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Dividend Growth Leaders ETF – filed herewith

	(r)	Form of Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Westfield Capital Management Company, L.P. – Harbor Dividend Growth Leaders ETF – filed herewith

(7)	(a)	Distribution Agreement between Registrant and Foreside Fund Services, LLC, filed with Pre-Effective Amendment No. 1 on July 8, 2021

	(b)	Distribution Agreement Novation between Registrant and Foreside Fund Services, LLC – filed with Pre-Effective Amendment No. 2 on September 10, 2021

	(c)	Amended Schedule to Distribution Agreement between Registrant and Foreside Fund Services, LLC – filed with Post-Effective Amendment No. 6 on January 31, 2022

(8)	None

(9)	(a)	Custodian Agreement between the Registrant and State Street Bank and Trust Company – filed with Pre-Effective Amendment No. 2 on September 10, 2021

	(b)	Amended Appendix A to Custodian Agreement between the Registrant and State Street Bank and Trust Company – filed with Post-Effective Amendment No. 6 on January 31, 2022

(10)	Distribution Plan adopted May 17, 2021 – filed with Pre-Effective Amendment No. 1 on July 8, 2021

(11)	Opinion and Consent of Dechert LLP – filed herewith

(12)	Form of Legal Opinion of Dechert LLP as to tax matters – filed herewith

(13)	(a)	Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company – filed with Pre-Effective Amendment No. 2 on September 10, 2021

	(b)	Amended Schedule to Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company – filed with Post-Effective Amendment No. 6 on January 31, 2022

	(c)	Form of Authorized Participant Agreement – filed with Pre-Effective Amendment No. 2 on September 10, 2021

	(d)	Sublicense Agreement between Harbor Capital Advisors, Inc. and Harbor ETF Trust – filed with Post-Effective Amendment No. 10 on February 22, 2022

	(e)	Subscription Letter Related to Initial Capital provided by Harbor Capital Advisors, Inc. – filed with Pre-Effective Amendment No. 2 on September 10, 2021

(14)	(a)	Consent of Independent Registered Public Accounting Firm – filed herewith

	(b)	Consent of Dechert LLP – filed herewith

(15)	None

(16)	Powers of Attorney dated February 22, 2022 – filed herewith

(17)	(a)	Harbor Capital Advisors, Inc. Code of Ethics and Standards of Conduct dated September 1, 2021 – filed with Post-Effective Amendment No. 11 on February 23, 2022

	(b)	Harbor ETF Trust Code of Ethics and Standards of Conduct dated September 1, 2021 – filed with Pre-Effective Amendment No. 2 on September 10, 2021

	(c)	Westfield Capital Management Company, L.P. Code of Ethics – filed with Post-Effective Amendment No. 11 on February 23, 2022

	(d)	Form of Proxy Card – filed herewith

(18)	Not applicable

Item 17. Undertakings

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, [17 CFR 230.145c] the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3)

The undersigned Registrant agrees to file, by post-effective amendment to this Registration Statement, final and executed copies of opinions of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinions.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, the State of Illinois, on March 10, 2022.

HARBOR ETF TRUST

By:	/s/ Charles F. McCain
Charles F. McCain President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date
/s/ Charles F. McCain	President and Trustee (Principal Executive Officer)	March 10, 2022
Charles F. McCain

/s/ Anmarie S. Kolinski	Treasurer (Principal Financial and Accounting Officer)	March 10, 2022
Anmarie S. Kolinski

/s/ Scott M. Amero*	Trustee	March 10, 2022
Scott M. Amero

/s/ Donna J. Dean*	Trustee	March 10, 2022
Donna J. Dean

/s/ Randall A. Hack*	Trustee	March 10, 2022
Randall A. Hack

/s/ Robert Kasdin*	Trustee	March 10, 2022
Robert Kasdin

/s/ Kathryn L. Quirk*	Trustee	March 10, 2022
Kathryn L. Quirk

/s/ Douglas J. Skinner*	Trustee	March 10, 2022
Douglas J. Skinner

/s/ Ann M. Spruill*	Trustee	March 10, 2022
Ann M. Spruill

By* /s/ Charles F. McCain
Charles F. McCain
As Attorney-in-Fact

Dated: March 10, 2022

* Pursuant to Powers of Attorney dated February 22, 2022 – filed herewith

EXHIBIT INDEX

(6)(k)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Jennison Associates LLC – Harbor Long-Term Growers ETF – dated February 2, 2022

(6)(q)	Form of Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Dividend Growth Leaders ETF

(6)(r)	Form of Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Westfield Capital Management Company, L.P. – Harbor Dividend Growth Leaders ETF

(11)	Opinion and Consent of Dechert LLP

(12)	Form of Legal Opinion of Dechert LLP as to tax matters

(14)(a)	Consent of Independent Registered Public Accounting Firm

(14)(b)	Consent of Dechert LLP

(16)	Powers of Attorney dated February 22, 2022

(17)(d)	Form of Proxy Card